SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[X]	Preliminary Proxy Statement	[ ]	Soliciting Material Under Rule 14a-12
[ ]	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]	Definitive Proxy Statement
[ ]	Definitive Additional Materials

NV ENERGY, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X]	No fee required.
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Michael W. Yackira
President and Chief
Executive Officer

[March 21, 2011]

To Our Stockholders:

     On behalf of the Board of Directors, I am pleased to invite you to attend the 2011 Annual Meeting of the Stockholders of NV Energy, Inc. The Annual Meeting will be held on Tuesday, May 3, 2010 at 8:00 a.m. Pacific Time at NV Energy’s Southern Operations Center (Beltway Complex), located at 7155 Lindell Rd., Las Vegas, NV 89118. The formal notice of the Annual Meeting is set forth on the next page. A map of the Annual Meeting location can be found at the end of the attached proxy statement.

     The matters to be acted upon at the meeting are described in the attached proxy statement. During the meeting, you and other stockholders will have the opportunity to ask questions and comment on the Company’s operations. Board members, officers, and other employees of the Company will be available to visit with you before and after the formal meeting to answer whatever questions you may have. In addition to the matters set forth herein, we will also discuss 2010 financial results. Refreshments will be provided before and after the meeting.

     Your views and opinions are very important to the Company. Whether or not you are able to be present at the Annual Meeting, we would appreciate it if you would please review the enclosed proxy statement and the Annual Report. Regardless of the number of shares you own, please promptly vote your shares by Internet, telephone or mail.

     We greatly appreciate the interest expressed by our stockholders, and we are pleased that in the past so many of you have voted your shares either in person or by proxy. We hope that you will continue to do so and urge you to execute and return your proxy as soon as possible.

     As our primary distribution method, we are furnishing proxy materials to our stockholders over the Internet. You may read, print and download our Annual Report and proxy statement at the investor section of our website at www.nvenergy.com (select “About our Company”; then “Investor Relations”).

Sincerely,

NV ENERGY, INC.
6226 W. Sahara Avenue
Las Vegas, Nevada 89146
__________________________________

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To Be Held May 3, 2011
__________________________________

To our Stockholders:

     The 2011 Annual Meeting of Stockholders of NV Energy, Inc. (“Annual Meeting”) will be held at NV Energy’s Southern Operations Center (Beltway Complex), located at 7155 Lindell Rd., Las Vegas, NV 89118 at 8:00 a.m., Pacific Time. At the meeting, stockholders of NV Energy, Inc. (“Company”) will consider and vote on the following matters:

1.	Elect to the Board of Directors the six nominees who are named in the attached proxy statement to serve until the Annual Meeting in 2012, and until their successors are elected and qualified;

2.	An advisory vote on the Company’s executive compensation;

3.	An advisory vote on the frequency of stockholder voting on the Company’s executive compensation;

4.	Approval of certain amendments to and material terms of performance goals of the Company’s Amended and Restated Executive Long-Term Incentive Plan;

5.	Approval of amendment of Articles of Incorporation to reduce super-majority vote required to amend Article on Director elections and removals;

6.	Approval of amendment of Articles of Incorporation to reduce super-majority votes in “fair price” provision;

7.	Ratify the selection of the Company’s independent registered public accounting firm;

8.	Consider a stockholder proposal relating to majority voting for Directors to be included in the By- Laws;

9.	Consider a stockholder proposal to amend the By-Laws to allow 15% of stockholders to call a special meeting;

10.	Consider a stockholder proposal to adopt a policy requiring executives to hold equity compensation through termination of employment; and

11.	Transact such other business as may properly come before the meeting, and any or all adjournments thereof.

     Stockholders of record of common stock at the close of business on March 8, 2011, will be entitled to vote by proxy or in person at the meeting, and any or all adjournments thereof.

     As our primary distribution method, we are furnishing proxy materials to our stockholders over the Internet. You may read, print and download our Annual Report and proxy statement at the investor section of our website at www.nvenergy.com. On March 21, 2011, we sent you a notice card by mail with instructions on how to access our proxy materials and Annual Report on the Internet and how to vote online. The notice further explains how to request a paper copy of the proxy materials and the Annual Report, if desired. Alternatively, if you have selected this as a preference in the past, you may have received your annual materials via email. Your email contains links to our proxy materials and annual report on the Internet and instructions how to vote online.

     You are cordially invited to attend the Annual Meeting in person. Whether you plan to attend the meeting or not, please read the accompanying proxy statement and then vote your shares as early as possible. You can change your vote and revoke your proxy at any time before the polls close at the meeting by following the procedures described in the accompanying proxy statement.

On Behalf of the Board of Directors

PAUL J. KALETA,
Corporate Secretary
Las Vegas, Nevada
[March 21, 2011]

TABLE OF CONTENTS

GENERAL	1
INFORMATION ABOUT THE ANNUAL MEETING AND VOTING	1
PROPOSAL NUMBER ONE – ELECTION OF DIRECTORS	6
PROPOSAL NUMBER TWO – ADVISORY VOTE ON THE COMPANY’S EXECUTIVE
COMPENSATION	12
PROPOSAL NUMBER THREE – ADVISORY VOTE ON FREQUENCY OF THE VOTE ON
EXECUTIVE COMPENSATION	14
PROPOSAL NUMBER FOUR – APPROVAL OF CERTAIN AMENDMENTS TO AND
MATERIAL PERFORMANCE GOALS OF THE RESTATED EXECUTIVE LONG-TERM
INCENTIVE PLAN	15
PROPOSAL NUMBER FIVE – AMENDMENT OF ARTICLES OF INCORPORATION TO
REDUCE SUPER-MAJORITY VOTE REQUIRED FOR AMENDING ARTICLE ON
DIRECTOR ELECTIONS AND REMOVALS	24
PROPOSAL NUMBER SIX – AMENDMENT OF ARTICLES OF INCORPORATION TO
REDUCE SUPER-MAJORITY VOTE REQUIREMENTS IN THE “FAIR PRICE”
PROVISIONS	25
PROPOSAL NUMBER SEVEN – RATIFICATION OF THE SELECTION
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	26
PROPOSAL NUMBER EIGHT – STOCKHOLDER PROPOSAL FOR MAJORITY VOTING
FOR DIRECTORS TO BE INCLUDED IN COMPANY’S BY-LAWS	27
PROPOSAL NUMBER NINE – STOCKHOLDER PROPOSAL TO AMEND BY-LAWS TO
ALLOW 15% OF STOCKHOLDERS TO CALL SPECIAL MEETING	28
PROPOSAL NUMBER TEN – STOCKHOLDER PROPOSAL TO ADOPT POLICY
REQUIRING SENIOR EXECUTIVES TO HOLD EQUITY COMPENSATION THROUGH
TERMINATION OF EMPLOYMENT	30
BOARD AND GOVERNANCE MATTERS	31
BOARD COMMITTEES	32
EMPLOYEE COMPENSATION	34
EXECUTIVE COMPENSATION	35
EQUITY COMPENSATION PLAN INFORMATION	75
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	75
SECTION 16 BENEFICIAL OWNERSHIP REPORTING COMPLIANCE	77
AUDIT COMMITTEE REPORT	77
COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION	78
COMPENSATION COMMITTEE REPORT	79
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS	79
INDEPENDENT PUBLIC ACCOUNTANTS	81
COMMUNICATIONS WITH DIRECTORS	82
OTHER MATTERS	82

NV ENERGY, INC.
6226 W. Sahara Avenue
Las Vegas, NV 89146
________________________

PROXY STATEMENT
FOR ANNUAL MEETING OF STOCKHOLDERS
________________________

GENERAL

     This proxy statement contains information about the 2011 Annual Meeting of Stockholders of NV Energy, Inc. (the “Annual Meeting”). The Annual Meeting will be held on Tuesday, May 3, 2011 at 8:00 a.m. Pacific Time at NV Energy’s Southern Operations Center (Beltway Complex), located at 7155 Lindell Road, Las Vegas, NV 89118.

     This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors (the “Board”) of NV Energy, Inc. (the “Company”) for use at the Annual Meeting and any adjournment thereof. All returned proxies that are not revoked will be voted in accordance with your instructions. If you return your proxy and leave blank a voting instruction, the matter will be voted in accordance with the Board’s recommendation. References in this proxy statement to the “Company,” “NVE,” “we,” “us,” or “our” refer to NV Energy, Inc. References in this proxy statement to “NVE North,” or “NVE South,” refer to the Northern and Southern service territories of our regulated utility subsidiaries (or “Utilities”).

     We make our proxy materials and our Annual Report to Stockholders for 2010 available on the Internet as our primary distribution method. Most stockholders will be mailed only a Notice of Internet Availability of Proxy Materials (the “Notice”). We expect to mail the Notice on March 21, 2011. Hard copies of annual meeting materials can be specifically requested. The Notice specifies how to access proxy materials on the Internet and how to submit your proxy vote.

     You can request a hard copy of the proxy statement, our Annual Report to Stockholders (the “Annual Report”) and/or our Annual Report on Form 10-K for 2010, by contacting:

     Broadridge Financial Solutions
     51 Mercedes Way
     Edgewood, NY 11717
     Telephone: (800) 579-1639
     Internet: www.materials.proxyvote.com/67073Y

     If you have any questions about the Annual Meeting, the content of our proxy materials, our Annual Report or about your ownership of our common stock, please contact the NVE Shareholder Relations Department at:

     NV Energy, Inc.
     6226 W. Sahara Avenue MS51
     Las Vegas, NV 89146
     Attn: Shareholder Relations
     Telephone: (800) 662-7575

ANNUAL MEETING AND VOTING INFORMATION

Who can vote?

     Stockholders of record at the close of business on March 8, 2011 (the “Record Date”) are entitled to vote at the Annual Meeting. The number of outstanding shares of our common stock entitled to vote at the Annual Meeting is [OPEN ITEM].

What matters are before the Annual Meeting?

     At the Annual Meeting, stockholders will consider and vote on the matters outlined below. In determining how to vote, please consider the detailed information regarding each proposal as discussed on the referenced pages in this proxy statement. The Board of Directors recommends that you vote for each of the Director nominees in Proposal 1, in favor of Proposals 2 through 7 and against Proposals 8 through 10.

		Discussion	Board
	Proposal	on pages	Recommendation	Voting required for approval
1	Elect to the Board of Directors the six nominees who are named in this proxy statement to serve until the Annual Meeting in 2012, and until their successors are elected and qualified.	6 through 11	FOR	Plurality of the votes cast by stockholders present, in person or by proxy, at the Annual Meeting. See below for a description of the Company’s policy which requires a Director to tender his or her resignation if a greater number of votes is withheld than cast for that particular nominee.
2	Advisory vote on NVE’s executive compensation.	12 through 14	FOR	A majority of the votes cast with respect to this proposal.
3	Advisory vote on the frequency of stockholder voting on NVE’s executive compensation.	14 through 15	FOR	The option that receives the highest number of votes cast.
4	Approval of certain amendments to and material terms of performance goals of Restated Long-Term Incentive Plan	15 through 24	FOR	A majority of the votes cast with respect to this proposal.
5	Amendment of Articles of Incorporation to reduce super-majority vote required for amending article on Director elections and removals.	24 through 25	FOR	A majority of shares entitled to vote at the Annual Meeting.
6	Amendment of Articles of Incorporation to reduce super-majority requirements in the “fair price” provisions.	25 through 26	FOR	Two-thirds of votes entitled to vote at the Annual Meeting.
7	Ratification of selection of the Company’s independent registered public accounting firm.	26 through 27	FOR	A majority of the votes cast with respect to this proposal.
8	Stockholder proposal for majority voting for Directors to be included in Company’s By-Laws.	27 through 28	AGAINST	A majority of the votes cast with respect to this proposal.
9	Stockholder proposal to amend By-Laws to allow 15% of stockholders to call special meeting.	28 through 29	AGAINST	A majority of votes cast with respect to this proposal.
10	Stockholder proposal to adopt policy requiring senior executives to hold equity compensation through termination of employment.	30 through 31	AGAINST	A majority of votes cast with respect to this proposal.

What happens if a Director receives a greater number of votes “withheld” than votes “for” such Director?

     As noted above, a plurality of votes cast by stockholders present, in person or by proxy, at the Annual Meeting is required for the election of our Directors. “Plurality” means that the nominees receiving the largest number of votes cast are elected as Directors up to the maximum number of Directors who are nominated to be elected at the meeting. Under the policy adopted by the Board of Directors on February 19, 2010, if a Director nominee in an uncontested election receives a greater number of votes “withheld” from his or her election than votes “for” such election, the Director must promptly tender a resignation from the Board of Directors. The Board of Directors will then decide whether to accept the resignation within 120 days following certification of the stockholder vote (based on the recommendation of the Nominating and Governance Committee, which is comprised exclusively of independent Directors). We will publicly disclose the Board’s decision and its reasoning with regard to the offered resignation.

Will any other business be conducted at the Annual Meeting or will other matters be voted on?

     The Board of Directors does not know of any other matters that may come before the Annual Meeting. If any matter properly comes before the Annual Meeting, the persons named in the proxy card that accompanies this proxy statement will exercise their judgment in deciding how to vote, or otherwise act, at the Annual Meeting with respect to that matter or proposal.

How can I vote?

     You may vote by proxy, or at the Annual Meeting in person. Detailed voting instructions can be found on the Notice or e-mail sent on March 21, 2011, and they are also included in the proxy card at the end of this proxy statement.

     If you are a stockholder of record, you may vote by proxy through the Internet, by telephone or by mail. Please help us save time and postage costs and vote via the Internet at www.ProxyVote.com before 11:59 p.m. Eastern Time on May 2, 2011. Consistent with the requirements imposed by the Securities and Exchange Commission, stockholder privacy is strictly enforced through a cookie-free and secure website, hosted by Broadridge Financial Solutions.

     If you attend the Annual Meeting in person, you may vote by delivering your completed proxy card in person or you may vote by completing a ballot. Ballots will be available at the meeting. Whether you plan to attend the meeting or not, we encourage you to vote by proxy as soon as possible.

     You may revoke your proxy at any time prior to voting at the Annual Meeting by giving written notice to the Corporate Secretary of the Company, by submitting a later-dated proxy, or by revoking it in person at the Annual Meeting. Your attendance at the Annual Meeting in itself will not revoke your proxy.

     If the shares you own are held in “street name” by a bank or brokerage firm, your bank or brokerage firm, as the record holder of your shares, is required to vote your shares according to your instructions. Your bank or brokerage firm will provide you with information about voting. Many banks and brokerage firms offer the option of voting over the Internet or by telephone.

     If your shares are held in “street name” and you wish to attend the Annual Meeting in person, then you must bring an account statement or letter from your brokerage firm or bank showing that you are the beneficial owner of the shares as of the Record Date to be admitted to the Annual Meeting. To be able to vote your shares held in “street name” at the Annual Meeting, you will need to bring a proxy card provided by your brokerage firm or bank.

If my shares are held in “street name,” what will happen if I do not give voting instructions to my bank or brokerage firm?

     Banks, brokers, or other nominees that hold shares in “street name” on behalf of a customer may vote only on certain “routine” Annual Meeting matters in the absence of instructions from the customer. Of the ten matters before the meeting this year, only the ratification of the selection of the independent accounting firm is considered a routine matter that can be voted by a bank or brokerage firm absent customer instructions. For all remaining matters, the bank or broker may return blank voting instructions to us, resulting in a “non-vote” which will have the same effect as voting against Proposals 5 and 6, but will not have any effect with respect to the other Proposals.

Who will bear the costs of soliciting these proxies?

     We will bear the costs of solicitation of proxies. Banks and brokers will be requested to forward proxy soliciting material to the beneficial owners of shares of our common stock. We will reimburse banks and brokers for their reasonable out-of-pocket expenses incurred in connection with the distribution of proxy materials. Proxies may be solicited via e-mail, via personal interview, by telephone, by facsimile or electronic medium. Morrow & Co., LLC, 470 West Avenue, Stamford, CT 06902, will assist the Company in the solicitation of proxies at an estimated cost of $13,000, plus expenses.

How do we distribute our proxy materials?

     We make our proxy materials and our Annual Report to Stockholders for 2010 available on the Internet as our primary distribution method. Most stockholders will be mailed only a Notice of Internet Availability of Proxy Materials (the “Notice”). The Notice specifies how to access proxy materials on the Internet at www.ProxyVote.com and how to submit your proxy vote.

     You can request a hard copy of the proxy statement, our Annual Report and/or our Annual Report on Form 10-K for 2010, by contacting:

     Broadridge Financial Solutions
     51 Mercedes Way
     Edgewood, NY 11717
     Telephone: (800) 579-1639
     Internet: www. materials.proxyvote.com/67073Y

     Banks, brokers and other nominee record holders will often engage in the practice of "householding" notices of Internet availability, proxy statements and annual reports. This means that only one copy of notices of Internet availability, proxy statements or annual reports is sent to multiple registered stockholders that share the same address unless they have requested otherwise. You can request to subscribe or unsubscribe from "householding" practices, by contacting Broadridge at:

     Broadridge Financial Solutions
     Householding Department
     51 Mercedes Way
     Edgewood, NY 11717
     Telephone: (800) 542-1061

What constitutes a quorum?

     For business to be conducted at the Annual Meeting with respect to a particular matter, a quorum must be present for that particular matter. For each of the proposals described in this proxy statement, a quorum consists of the holders of a majority of the shares entitled to vote at the Annual Meeting, or at least [OPEN ITEM] shares of our common stock.

     Shares of common stock represented in person and proxy (including broker “non-votes” and shares that abstain or do not vote with respect to one or more matters to be voted upon) will be counted for the purpose of determining whether a quorum exists. A share, once represented for any purpose at the Annual Meeting, is deemed present for quorum purposes for the remainder of the meeting and for any adjournment of the meeting, unless (1) the stockholder attends solely to object to the procedural or substantive grounds for calling the Annual Meeting and does not vote the shares or otherwise consent to be deemed present, or (2) in the case of adjournment, a new record date is or will be set for that adjourned meeting.

How will proxies be voted?

     All proxies will be voted in accordance with the instructions they contain. With the exception of broker “non-votes,” if no instruction is specified on a proxy, it will be voted for the nominees for Director in Proposal 1, in favor of Proposals 2 and 4 through 7, voted in accordance with the Board recommendation for Proposal 3, and voted against Proposals 8 through 10 set forth in the notice of the Annual Meeting.

How will votes be counted?

     Abstentions and broker “non-votes” will not be counted as votes in favor of a proposal, and will also not be counted as votes cast or shares voting on such proposal. Accordingly, abstentions and broker “non-votes” will have the same effect as voting against Proposals 5 and 6, but will not have any effect with respect to the other Proposals.

     The votes will be tabulated by Broadridge Financial Solutions, the inspector of elections appointed for the meeting. Each share of common stock will be counted as one vote.

Where can I find the voting results?

     We will report the voting results on a Form 8-K to be filed within four business days after the Annual Meeting.

How and when may I submit a stockholder proposal for the 2012 annual meeting?

     Requirements for stockholder proposals to be considered for inclusion in the Company’s proxy materials

     Stockholders of the Company may submit proposals on matters appropriate for stockholder action at meetings of the Company’s stockholders in accordance with Rule 14a-8 of the Securities Exchange Act of 1934, or the Exchange Act. To be submitted for inclusion in next year’s proxy statement, stockholder proposals must satisfy all applicable requirements of Rule 14a-8 and be received at our principal executive offices no later than the close of business on Tuesday, November 22, 2011.

     Requirements for stockholder proposals to be brought before the 2012 annual meeting

     Our bylaws require that any stockholder proposal that is not submitted for inclusion in next year’s proxy statement under SEC Rule 14a-8, but is instead sought to be presented directly at the 2012 annual meeting of Stockholders, must be received at our principal executive offices not later than 120 days prior to the first anniversary of the 2011 Annual Meeting. As a result, proposals, including Director nominations, submitted pursuant to these provisions of our bylaws must be received no later than the close of business on Wednesday, January 4, 2012.

     Furthermore, any proposal presented by a stockholder at the Annual Meeting for which the Company has not been provided with notice on or before January 4, 2012, may be voted on pursuant to the discretionary authority granted to the persons named in the proxy solicited by the Board of Directors for that meeting.

     Stockholder proposals should be sent to:

     Paul J. Kaleta
     Corporate Secretary
     NV Energy, Inc.
     P.O. Box 98910
     Las Vegas, NV 89151

PROPOSAL NUMBER ONE

ELECTION OF DIRECTORS

     There are currently 10 members of our Board of Directors. All Directors elected after NVE’s Annual Meeting of Stockholders on April 30, 2009 are elected to serve one-year terms, expiring at the next annual meeting of stockholders. Directors elected prior to or on April 30, 2009, serve three-year terms expiring at the 2011 and 2012 annual meetings of stockholders.

     The Board has determined that all Directors, except Michael W. Yackira, our Chief Executive Officer (CEO), meet the independence requirements and thus qualify as “independent directors” under the New York Stock Exchange’s Listing Standards (the “NYSE Listing Standards”). All Directors are expected to personally attend the Annual Meeting to meet and converse with stockholders in attendance.

     Upon the recommendation of our Nominating and Governance Committee, the Board has nominated Joseph B. Anderson, Jr., Glenn C. Christenson, Brian J. Kennedy, John F. O’Reilly, Philip G. Satre, and Michael W. Yackira for election to one year terms expiring at the annual meeting in 2012. Each of these Directors has consented to serve, if elected, for the one-year term. For each nominee, you can vote to elect the nominee, or alternatively withhold your vote. If any of the nominees shall become unable or unwilling to serve, all proxies voted in favor of a candidate may be applied to the election of a substitute nominee designated by our Board of Directors, or the Board may reduce the number of Directors. A plurality of votes cast by stockholders present, in person or by proxy, at the Annual Meeting is required for the election of Directors. “Plurality” means that the nominees receiving the largest number of votes cast are elected as Directors up to the maximum number of Directors who are nominated to be elected at the meeting. At the Annual Meeting, the maximum number of Directors to be elected is six. Proxies may not be voted for more than the six persons.

     Our Board has adopted a policy that provides that if any nominee for Director in an uncontested election receives a greater number of votes “withheld” from his or her election than votes “for” such election, the nominee must offer his or her resignation to the Board promptly after the voting results are certified. The Nominating and Governance Committee, comprised entirely of independent Directors and which will specifically exclude any Director who is required to offer his or her own resignation, will consider the tendered resignation and make a recommendation, taking into account all factors deemed relevant, including, without limitation, the underlying reasons why stockholders withheld votes from such Director (if ascertainable) and whether such underlying reasons are curable, the length of service and qualifications of the Director whose resignation has been tendered, the Director's contributions to the Company, whether by accepting such resignation the Company will no longer be in compliance with any applicable law, rule, regulation or governing document, and whether or not accepting the resignation is in the best interests of the Company and its stockholders. Our Board will act upon this Committee’s recommendation within 120 days following certification of the stockholder vote and will consider the factors considered by the Committee and such additional information and factors as the Board believes to be relevant. We will publicly disclose the Board’s decision with regard to any resignation offered under these circumstances including the reasons for not accepting a resignation offer.

     THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THE ELECTION OF THE NOMINEES, AND PROXIES SOLICITED BY THE BOARD WILL BE VOTED IN FAVOR THEREOF UNLESS A STOCKHOLDER HAS INDICATED OTHERWISE IN THE PROXY.

     The following is a listing of all the current Directors of NVE, and its wholly owned subsidiaries, Nevada Power Company (“NPC”) d/b/a NV Energy and Sierra Pacific Power Company (“SPPC”) d/b/a NV Energy, and their ages, as well as information about positions they have held with us, their principal occupations and business experience during the past five years, and the names of other publicly-held companies of which they serve as directors, or have served at any time during the last five years, as well as any additional relevant skills, qualifications, attributes, or expertise that qualify them to serve on the Board of Directors. There are no family relationships among them. The Company, in determining the composition of our Board, seeks a balanced mix of local experience, which we believe is specifically relevant for a utility, and nationwide public company experience, among other factors of experience. As a utility company with its operations predominantly in Nevada, we believe it is critically important for the Company and its local Directors to be involved in and otherwise support local community and charitable organizations. We believe that each Director has an excellent local or national reputation and is recognized as a community or national leader.

Nominees for election to the Board for a One-Year Term

Name of Director		Principal Occupation and Directorships	Director
And Nominee	Age	During Last 5 Years; Other Qualifications	Since

Joseph B. Anderson, Jr.	68
Mr. Anderson has been the chairman and CEO of TAG Holdings, LLC, a parent corporation for various manufacturing and service-based enterprises, since 2002. Mr. Anderson currently serves as a director for the following publicly-held companies: Rite Aid Corporation, Quaker Chemical Corporation, ArvinMeritor, Inc. and Valassis Communications, Inc. Other relevant experience includes directorships and Audit, Compensation, Nominating & Governing, Environmental & Social Responsibility Committee positions at various other publicly-held companies since 1992, including at RR Donnelley Corporation, profit and loss responsibilities at General Motors Company in the early ‘90s, and majority ownership stakes in various companies (six currently). Mr. Anderson serves as a director of the National Recreation Foundation. Mr. Anderson is Vice Chair of the Manufacturing Council of the Department of Commerce. Mr. Anderson graduated from the United States Military Academy with a Bachelor of Science Degree in Math and Engineering. He subsequently received two master degrees from the University of California, Los Angeles. He attended the Army’s Command and General Staff College and also is a graduate of the Harvard Advanced Management Program. Mr. Anderson was elected as a Director of NVE, NPC and SPPC in February 2005.
The Board believes that Mr. Anderson should serve as a Director of the Company because of his financial experience and business acumen, knowledge and experience gained over many years and as an owner, executive officer and director of public and private companies, together with his leadership experience with regard to business and diversity matters.
			2005

Glenn C. Christenson	61
Mr. Christenson has been a managing director of Velstand Investments, LLC, a private investment management company, since 2004. In March 2007, Mr. Christenson retired as executive vice president and chief financial officer of Station Casinos, Inc., a gaming entertainment company, where he was employed for 17 years. Previously, he was a partner of the international accounting firm of Deloitte Haskins & Sells (now Deloitte & Touche LLP) for 17 years, three years of which he served as lead audit partner for the hospitality industry and two years of which he was in charge of the Nevada audit practice. He is a director of the First American Financial Corporation, a public company. In the past, he has served as a director for the Nevada Community Bank from 2001 to 2005. He served on the board of trustees of the Las Vegas Convention and Visitors Authority from 2005 to 2007. He serves as chairman of the National Center for Responsible Gaming, the Nevada State College Foundation and the Nevada Development Authority. Mr. Christenson holds an undergraduate degree in business administration from Wittenberg University and an MBA in finance from The Ohio State University. He has been a CPA since 1975. Mr. Christenson was elected as a Director of NVE, NPC and SPPC in May 2007.
The Board believes that Mr. Christenson should serve as a Director of the Company based on his years of experience as the chief financial officer of a public company, responsible for corporate finance, financial reporting, risk management, accounting and tax information systems, and investor relations, together with his work as an audit partner for Deloitte & Touche.

			2007

Name of Director		Principal Occupation and Directorships	Director
And Nominee	Age	During Last 5 Years; Other Qualifications	Since

Brian J. Kennedy	67
Mr. Kennedy has been chairman of Argonaut Gold, Inc., a Canadian public company, since December 2009. He has served as president and CEO of Argonaut LLC, a private equity group, since 2007. He further served as chairman and a director of Meridian Gold, Inc., a publicly-held mining company, until 2007, after having served as its president and CEO from 1996 to 2006. He also served as president and chief operating officer and director of publicly-held FMC Gold Company from 1987 to 1996. He further serves as a director of a private exploration company, Western Exploration and Development, Ltd. Mr. Kennedy is a trustee of three non-profit corporations: the Nevada Museum of Art, the Community Foundation of Western Nevada and the Kennedy Foundation. Mr. Kennedy is a graduate of the U.S. Naval Academy and holds an MBA degree from Harvard University. Mr. Kennedy was elected as a Director of NVE, SPPC and NPC in February 2007.
The Board believes that Mr. Kennedy should serve as a Director of the Company based on his financial expertise and business acumen, knowledge and experience gained over many years as an executive officer, chairman and director of publicly traded companies.
			2007

John F. O’Reilly	65
Mr. O’Reilly is chairman and CEO of the law firm O’Reilly Law Group LLC and John F. O’Reilly APC, and holds board and officer positions in various family-owned business entities and investments. He serves as a member of the community board of Wells Fargo Bank Nevada, N.A. and served as a director of Herbst Gaming, Inc. until December 31, 2010. Other relevant prior experience includes: auditing and tax accounting at Arthur Andersen and Ernst & Ernst (now Ernst & Young); serving as a chairman/CEO and board member of a public company in the early 1990’s; and over 40 years of experience as a business transaction attorney and litigator in Nevada. Mr. O’Reilly also serves as an officer, director, trustee or member on various local organizations, including the UNLV Foundation, the Nevada Development Authority, the Henderson Chamber of Commerce, and Vision 2020 …Today, Inc. Mr. O’Reilly has a law degree from St. Louis University (cum laude) and a Bachelor of Science degree with an accounting major and an MBA degree (cum laude) from the University of Nevada, Las Vegas. Mr. O’Reilly has been a Director of NPC since 1995 and a Director of NVE and SPPC since July 1999. The Board believes Mr. O’Reilly should serve as a Director of the Company as a result of his diverse and extensive experience as a businessman including tax, auditing and financial experience, and as an attorney including his many years of experience with the Company, the regulatory process and the State of Nevada.

			1999

Name of Director		Principal Occupation and Directorships	Director
And Nominee	Age	During Last 5 Years; Other Qualifications	Since

Philip G. Satre	61
Mr. Satre retired January 1, 2005, as chairman of Harrah’s Entertainment, Inc., a gaming entertainment company. Previously he was CEO of Harrah’s Entertainment from 1993 to 2003 and served as a director from 1988 through 2004. He is a director of the following public companies: Nordstrom Inc.; Rite Aid Corporation; and chairman of International Game Technology. Mr. Satre served as a director of Tabcorp Holdings (Australia) from 1999 to 2008. He also is a director of the National Center for Responsible Gaming, and chairman of the board of trustees of the National World War II Museum. Mr. Satre is a graduate of Stanford University with a Bachelor of Arts degree in psychology and a law degree from the University of California at Davis. Mr. Satre was elected as a Director of NVE, SPPC and NPC in January 2005 and appointed as Non-Executive Chairman of the Board of NVE in August 2008.
The Board believes that Mr. Satre should serve as a Director of the Company because of his financial expertise and business acumen, knowledge and experience gained over many years as an executive officer, chairman and director of public companies.
			2005

Michael W. Yackira	59
Mr. Yackira was elected to his current position as CEO of NVE effective August 2007. He was previously the Company’s president and chief operating officer from February 2007 until August 2007. Prior to that, he served as executive vice president and chief financial officer from December 2003 to February 2007. Prior to that, he was Executive Vice President, Strategy and Policy, from January 2003 to December 2003. Previously, Mr. Yackira served as vice president and CFO of Mars Music, Inc. from 2001 to 2002. Prior to that, he was with Florida-based FPL Group, Inc. from 1989 to 2000 where he held positions as president of FPL Energy, Vice President, Finance and CFO of FPL Group and Senior Vice President, Market and Regulatory Services, among other positions. Mr. Yackira also serves as a director of the Edison Electric Institute, the Nevada Development Authority, The Council for a Better Nevada and the Nevada Cancer Institute. Mr. Yackira served as a director of the Las Vegas Chamber of Commerce from November 2008 to December 2010. He served as a director of United Way from 2003 to 2009. He served as a director of the American Heart Association from 2006 to 2008. He also served as a director of Salvation Army from 2005 to 2006. Mr. Yackira holds a Bachelor of Science degree in accounting from Lehman College, City University of New York. Mr. Yackira is a Certified Public Accountant (CPA). Mr. Yackira was elected a Director of NVE, NPC and SPPC in February 2007.
The Board believes that Mr. Yackira should serve as a Director of the Company because of his knowledge of the Company as its chief executive officer, as well as his many years of accounting, operations, renewable energy, finance and regulatory experience in the utility industry, and his experience in other industries.

			2007

Directors whose terms expire in 2012

		Principal Occupation and Directorships	Director
Name of Director	Age	During Last 5 Years; Other Qualifications	Since

Susan F. Clark	62
Ms. Clark is an attorney and shareholder of Radey Thomas Yon & Clark, P.A. since 2003. Her primary area of practice is in energy and telecommunications law and utility regulation. Prior to that Ms. Clark practiced law with the law firm of Katz, Kutter, Alderman, Bryant and Yon from 2000 to 2003. Prior to that, Ms. Clark was employed with the Florida Public Service Commission from 1980 to 2000, where she served nine years as a commissioner from 1991 to 2000, including two years as commission chair from 1995 to 1996 and as general counsel from 1988 to 1991. Ms. Clark served as a director of the National Association of Regulatory Utility Commissioners (NARUC) from 1997 to 2000 and as a director of the Electric Power Research Institute (EPRI) from 2002 to 2006. In addition, Ms. Clark served on the board of the Brogan Museum of Art & Science from 2000 to 2008, including two years as president from 2003 to 2005. Ms. Clark holds a law degree from the University of Florida and a bachelor of arts in political science from the University of Florida. She has been a member of the Florida bar since 1974. Ms. Clark was elected a Director of NVE, NPC and SPPC in October 2008.
The Board believes that Ms. Clark should serve as a Director of the Company because of her extensive experience as a public utility regulator, her deep industry knowledge and her extensive background as a lawyer focusing on utility-related issues.
			2008

Stephen E. Frank	69
Mr. Frank retired in 2002 as chairman, president and CEO of Southern California Edison. He is chairman and director of Washington Mutual, Inc. and a director of Northrop Grumman Corp., both publicly-held companies. He also is a director of Aegis Insurance Services, Limited, a mutual insurance company. In past years, he has served as a director of various publicly traded companies, including Puget Energy, Inc. from 2004 to 2008, Intermec Inc. from 1997 to 2006, LNR Property Corporation from 2000 to 2005 and Edison International from 1995 to 2002. He served as director of FPL Group from 1990 until 1995. Other management positions held during his career included president and chief operating officer of Florida Power and Light Company, executive vice president and CFO of TRW Inc. and vice president, controller and treasurer of GTE Corporation. Mr. Frank serves as a director for the Los Angeles Philharmonic Association and St. Mary’s Health Foundation. He is a trustee of the Reno Philharmonic Association. Mr. Frank served as a director on the Reno/Tahoe Open Foundation until late 2010. He holds a bachelor’s degree from Dartmouth College, an MBA in finance from the University of Michigan and he completed the Advanced Management Program at Harvard Business School. He is a member of the advisory board of the College of Science, University of Nevada-Reno. Mr. Frank was elected a Director of NVE, NPC and SPPC in February 2009. The Board believes that Mr. Frank should serve as a Director of the Company because of his extensive involvement as an executive officer and director with several public utilities, including in the Western United States, and his service on the boards of other public companies, together with his financial and risk management expertise.
			2009

		Principal Occupation and Directorships	Director
Name of Director	Age	During Last 5 Years; Other Qualifications	Since

Maureen T. Mullarkey	51	Ms. Mullarkey retired in 2007 as executive vice president and chief financial officer of International Game Technology (IGT), a supplier of gaming equipment and technology. At IGT, she held various management positions, including CFO, senior vice president and treasurer, and gained over ten years of experience in areas of corporate finance, accounting, tax, investor relations, information systems, risk management and insurance. Ms. Mullarkey is currently an Entrepreneur in Residence (EIR) with The Nevada Institute for Renewable Energy Commercialization (NIREC). Ms. Mullarkey serves as a director of Renown Health System, and the Nevada Museum of Art. Ms. Mullarkey served as a director on the Desert Research Institute and as an advisory board member of the Community Foundation of Western Nevada until 2010. Ms. Mullarkey holds an MBA degree from the University of Nevada, Reno and a Bachelor of Science from the University of Texas, Austin. Ms. Mullarkey was elected a Director of NVE, NPC and SPPC in April 2008.
		The Board believes that Ms. Mullarkey should serve as a Director of the Company based on her years of experience as the chief financial officer of a public company, responsible for corporate finance, financial reporting, risk management, accounting and tax, investor relations and information systems, together with her renewable energy related experience at NIREC.	2008

Donald D. Snyder	63
Mr. Snyder retired in March 2005 after more than eight years as president and director of Boyd Gaming Corporation, a publicly traded gaming entertainment company. Mr. Snyder began his banking career immediately following college, rising from the management training program at First Interstate Bancorp’s subsidiary bank in California to chairman and CEO of its subsidiary bank in Nevada over the course of his 22 years with the organization. Mr. Snyder is a co-founder of Bank West of Nevada, now known as Bank of Nevada. He serves as chairman of the board (a non-executive position) of Bank of Nevada and has served as a director of the bank’s parent, Western Alliance Bancorporation (a publicly traded multi-bank holding company), since 1996. He further serves as a director for Tutor Perini Corporation, a public company. He is also a board member of privately-held Switch Communications Group, LLC. He is chairman of the board of The Smith Center for the Performing Arts, a not-for-profit organization. He serves on numerous other not-for-profit organizations, including Nathan Adelson Hospice, and the University of Nevada-Las Vegas Foundation. Mr. Snyder accepted an appointment effective July 1, 2010, as Interim Dean of the Harrah College of Hotel Administration at the University of Nevada, Las Vegas. Mr. Snyder is a cum laude graduate of the University of Wyoming with a Bachelor of Science degree in Business Administration. He also completed the Graduate School of Credit and Financial Management program at Stanford University and has received an honorary doctor of laws degree from the University of Nevada, Las Vegas. Mr. Snyder was elected a Director of NVE, NPC and SPPC in November 2005.
The Board believes that Mr. Snyder should serve as a Director of the Company because of his financial and banking expertise and business acumen, knowledge and experience gained over many years as an executive officer and director of banks and public companies.

			2005

Certain Legal Proceedings

     Mr. Yackira was the Chief Financial Officer of Mars Music, Inc. from February 2001 until June 2002. In September 2002, subsequent to Mr. Yackira’s departure, Mars Music, Inc. filed for bankruptcy protection in the U.S. Bankruptcy Court for the Southern District of Florida. The final decree in this proceeding was issued in November 2005.

PROPOSAL NUMBER TWO

APPROVAL OF AN ADVISORY VOTE ON THE
COMPANY’S EXECUTIVE COMPENSATION

     We believe that NV Energy’s executive compensation programs and policies reflect a pay-for-performance culture that is strongly aligned with the interests of our stockholders and our customers. The Compensation Committee of the Board is committed to utilizing incentive compensation programs that reward success in achieving the Company’s financial, customer service, and operational objectives (e.g, cost of service, reliability, safety, use of sustainable energy and overall environmental performance) that encourage prudent risk management, and long-term sustainable growth of shareholder value. In accordance with the rules of the Securities and Exchange Commission (or SEC), the Board is providing NV Energy’s shareholders with an opportunity to endorse or not endorse our executive compensation program, commonly known as a “Say-on-Pay” proposal.

Strong Emphasis on Incentive Pay

     Our compensation program is heavily weighted toward incentive pay and highly dependent on achieving corporate performance goals, and to some extent individual performance goals. The majority of each executive officer’s compensation depends on achievement of successful results over a three-year term (long-term incentives) and certain annual goals (short-term incentives). The compensation program was designed in a manner that we believe delivers appropriate recognition in compensation for contributing to current business results, while at the same time motivating and retaining executives to enhance long-term sustainable business results. The program further reflects that NVE does business in a highly-regulated industry that continues to stand in the middle of national energy and environmental policy debates and is increasingly characterized by emerging technologies. NVE follows a compensation strategy appropriate for such an industry and designed to manage risk by employing a balanced portfolio of performance and market driven compensation components designed to optimize stockholder and customer interests and thereby ensure sustainable business success and value-creation. This compensation strategy supports the Company's vision to be the premier provider of energy in Nevada and is further aligned with NVE's mission to provide energy, products and services that enable our customers to manage their energy needs while delivering industry-leading returns for our investors.

     The chart below indicates the percentage of target pay for each Named Executive Officer (NEO) that is performance based. It excludes a one-time restricted stock units award to Ms. Samil made upon the commencement of her employment.

2010 Target Total Direct Compensation Components

Track Record of Pay-for-Performance

     As evidence of our commitment to a pay-for-performance culture, the following actions were taken over the past two years:
  In both 2008 and 2009, we made no payouts under our Long-Term Incentive Program (LTIP) because we did not meet our performance targets, and we did not provide any relief in the form of increased other compensation to offset the zero payout.

  In 2009, no base pay merit increases were awarded to any of our named executive officers (NEOs) due to overall economic conditions.
2010 Compensation Program
  At the start of 2010, Performance Units were granted to our CEO and other NEOs under the LTIP, with vesting based on the favorable three-year performance of NVE stock relative to its industry peers measured at year-end 2012 (weighted at 66.67% of long-term grants).

  In addition, in 2010, Performance Shares were granted to the NEOs under the LTIP, the vesting of which remains contingent upon three-year Corporate Performance Goal achievement measured at year-end 2012 (weighted at 33.33% of long-term grants).

  Our NEOs were offered an opportunity to earn cash compensation in addition to base salary under the Short-Term Incentive Plan (STIP), made contingent on the favorable performance of 2010 Corporate Performance Goals (weighted at 75% of STIP), and accomplishment of Individual Performance Objectives set for 2010 (weighted at 25% of STIP). NVE achieved an Above Target 2010 Corporate Performance Goal overall score, which resulted in a payout of 124% of target. The Compensation Committee determined that our CEO and other NEOs were at or above target for their Individual Performance Objectives for 2010.
Performance under Long-Term Incentive Plan Grants

➢
Performance Units: For the three-year period ended December 31, 2010, NVE ranked in the 46th percentile relative to its peers in the S&P Super Composite Utility Index. As a result, 86.67 % of our CEO and other NEOs targeted Performance Units granted in 2008 vested under the LTIP.

➢
Performance Shares: For the three-year period ended December 31, 2010, NVE achieved an above target average Corporate Performance Goal score. As a result, 101.60% of our NEOs targeted Performance Shares granted in 2008 vested under the LTIP.

Performance under Short-Term Incentive Plan
  NVE achieved an Above Target 2010 Corporate Performance Goal overall score which resulted in a payout of 124% of target.
Summary of Compensation Best Practices
  Our Compensation Committee is advised by an independent compensation consultant on best practices in executive compensation and is provided with market information to assist in designing our compensation program and in making compensation decisions.

  We increased our CEO’s stock ownership requirements in 2010 from two to five times his base salary and required him to retain 100 percent of net shares realized from option exercises and stock vesting until this ownership level is met. The requirement for other NEOs was doubled to three times base salary, and a retention requirement imposed for them of 50 percent of net shares.

  We abolished cash perquisites for our NEOs in 2010.

  We have absolute upper limits on LTIP awards, and the Committee has never adjusted awards above those limits.

  We encourage a long-term orientation by our executives by using three-year minimum vesting requirements for performance units, performances shares and restricted stock units.

  Our LTIP expressly prohibits option repricing.

  We have no tax gross-ups for change-in-control payments, and our change-in-control policy requires a second trigger before awards granted to officers can vest following a change-in-control.

  We eliminated tax gross-ups on executive life insurance premiums in 2010 and decreased the coverage level to three times annual base salary, subject to a cap of $1,750,000.

  We have a company-wide prohibition against hedging transactions involving NVE stock.
     We encourage you to review the details of our long-term and short-term incentive programs, which are described more fully in the “Compensation Discussion and Analysis (CD&A)” beginning on page 35.

     The Company will continue to link executive compensation awards to annual and longer-term business performance to demonstrate our commitment to a pay-for-performance compensation philosophy.

     For the reasons discussed above, the Board recommends that shareholders vote in favor of the following “Say-on-Pay” resolution:

     “Resolved, that the stockholders of NV Energy, Inc. approve, on an advisory basis, the compensation of the Company’s Named Executive Officers, as described in the Compensation Discussion and Analysis and the compensation tables (together with the accompanying narrative disclosure) in this Proxy Statement.”

     Because your vote is advisory, it will not be binding upon the Board. However, the Compensation Committee will take into account the outcome of the vote when considering future executive compensation arrangements.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” APPROVAL OF THE ADVISORY VOTE ON THE COMPANY’S EXECUTIVE COMPENSATION.

PROPOSAL NUMBER THREE

ADVISORY VOTE ON FREQUENCY OF THE VOTE ON EXECUTIVE COMPENSATION

     A separate proposal will be presented at the Annual Meeting asking stockholders to approve, on an advisory basis, the frequency of the stockholder vote on the compensation of our named executive officers.

     Stockholders are being asked to vote on whether the advisory vote on the compensation of our named executive officers should occur every one, two or three years. You will also have the choice to abstain from voting on this proposal.

     After careful consideration of this proposal, our Board of Directors has determined that an advisory vote on executive compensation that occurs every year is the most appropriate alternative for NV Energy, and therefore our Board of Directors recommends that you vote for holding the advisory vote on executive compensation one year.

     In reaching this recommendation, our Board of Directors concluded that an annual advisory vote on executive compensation will allow our stockholders to provide us with timely input on our compensation philosophy, policies and practices. Such an approach is consistent with our overall policy of seeking input from, and engaging in discussions with, our stockholders on corporate governance and compensation matters. While our compensation programs and policies are designed to enhance long-term growth and performance, and the single largest element of our executive compensation consists of long-term incentives with three-year performance periods, our Compensation Committee nevertheless conducts an in-depth review of the compensation program on an annual basis and decides upon salary levels, short-term incentives and possible equity award grants. Our Board of Directors believes it will be helpful for the Compensation Committee, as part of this annual process, to know if there are current stockholder concerns with respect to elements of our compensation program so those may be factored into its decisions.

     Stockholders are being asked to vote on the following resolution:

     “Resolved, that the stockholders of NV Energy, Inc. determine, on an advisory basis, that the frequency with which the stockholders of the Company shall have an advisory vote on the compensation of the Company’s Named Executive Officers as set forth in the Company’s proxy statement is:

         Choice 1 – one year;
         Choice 2 – two years;
         Choice 3 – three years; or
         Choice 4 – abstain from voting.”

     The option of one year, two years or three years that receives the highest number of votes cast by stockholders will be the frequency for the advisory vote on executive compensation that has been selected by stockholders. However, because this vote is advisory and not binding on the Board of Directors or the Company, the Board may decide that it is in the best interests of our stockholders to hold an advisory vote on executive compensation more or less frequently than the option approved by our stockholders.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE OPTION OF ONE YEAR AS THE FREQUENCY WITH WHICH STOCKHOLDERS ARE PROVIDED AN ADVISORY VOTE ON EXECUTIVE COMPENSATION.

PROPOSAL NUMBER FOUR

APPROVAL OF CERTAIN AMENDMENTS TO
AND MATERIAL TERMS OF PERFORMANCE GOALS
OF THE RESTATED EXECUTIVE LONG TERM INCENTIVE PLAN

     The Company's Executive Long-Term Incentive Plan (the "LTIP") was originally adopted by stockholders in 1994, and subsequently amended by stockholders in 2001 to increase the number of shares available for grant. In 2004, stockholders approved a renewal of the Company's LTIP, authorizing 7,750,000 shares of Common Stock to be available for grant. In 2008, the Board of Directors amended and restated the LTIP, and the stockholders approved the material terms of the performance goals that may be included in awards under the LTIP. In December 2010, the Board approved Amendment No. 1 to the Amended and Restated LTIP, and in February 2011, the Board approved a further amendment and restatement of the LTIP (the “Restated LTIP”) and directed that those provisions of the Restated LTIP that required stockholder approval under applicable stock exchange rules or tax laws be submitted for approval at the Annual Meeting. This Proposal Four seeks that approval. No additional shares are being requested for the Restated LTIP under this Proposal.

     The purpose of the Restated LTIP is to promote the success and enhance the value of the Company by aligning participants' personal interests with those of the Company's stockholders by rewarding outstanding performance. Additionally, the Restated LTIP is intended to emphasize pay-for-performance by tying reward opportunities to carefully determined and articulated performance goals at corporate and individual levels. The Restated LTIP is also intended to provide flexibility in the Company's ability to motivate, attract and retain the services of individuals upon whose judgment, interest and special effort the Company is dependent.

     The Restated LTIP is administered by the Compensation Committee (the "Committee") and is a comprehensive incentive plan that provides for the grant of nonqualified stock options, incentive stock options, stock appreciation rights, restricted stock, restricted stock units, performance units, performance shares and other equity-based awards payable in cash to eligible participants, which includes officers and key employees of Company, as determined by the Committee. The eligible participants under the Restated LTIP are the same as under the LTIP as approved by stockholders in 2004 and 2008. As of February 4, 2011, there were 111 officers and key employees that received 2011 grants under the Restated LTIP.

     The Restated LTIP contains a number of provisions that we believe reflect best practices for incentive compensation plans, including the following:
  it requires that the Committee administering it be comprised exclusively of Directors who are independent within the meaning of applicable NYSE rules;
  it expressly prohibits the Committee from repricing stock options;
  it provides for minimum vesting periods for time-based awards and minimum performance periods for performance-based awards;
  it contains caps on aggregate grants of restricted stock and restricted stock units;
  it does not provide for discounted awards; and
  if dividend rights are approved by the stockholders under this proposal, such rights will only be allowed in connection with full-value awards and may not be paid on unvested or forfeited awards.
     The specific provisions of the Restated LTIP for which we are seeking stockholder approval are the following:
  provisions allowing the inclusion of dividend equivalent rights in connections with certain awards, which can be paid only if the underlying awards are earned and paid;
  share and dollar sublimits on awards that may be made to any participant in any calendar years; and
  material terms of performance goals that may be included in awards under the Restated LTIP.
     Performance Goals

     The payment of any award under the Restated LTIP or the lapse of any period of restriction relating to any such award may be conditioned upon (i) the achievement of an objective performance goal (ii) over a specified performance period, in each case as established by the Committee at the time of the grant of the award. The Committee can choose from one or more of the below listed permitted performance goals when establishing short-term or long-term incentives. The performance goals permitted by the Restated LTIP, which are applied to the Company, a subsidiary, an affiliate or a business unit and which are in all material respects the same as those approved by stockholders in 2008, are the following:
  total stockholder return;
  total stockholder return as compared to total return of a publicly available index;
  net income;
  pretax earnings;
  funds from operations;
  earnings before interest expense, taxes, depreciation and amortization;
  operating margin;
  earnings per share;
  return on equity, capital, assets or investment;
  operating earnings;
  working capital and/or liquidity;
  completion of capital projects;
  expense and/or liability containment;
  operating expenditures;
  operational safety metrics;
  energy supply, conservation and environmental performance;

  customer satisfaction metrics;
  service levels and reliability;
  shareholder profile metrics;
  ethics;
  public affairs and marketing metrics;
  ratio of debt to stockholders equity;
  workforce-related metrics;
  internal financial reporting and accounts payable metrics; and
  revenue.
     A performance goal, or any component thereof, may be established by the Committee on an absolute or relative basis, and if on a relative basis, may be compared to a market index, a group of other companies, or any combination thereof. The achievement of a specified period of service may also be deemed a performance goal. The specific targets with respect to any performance goals will be determined in the Committee's discretion. Before paying an award or permitting the lapse of any restriction on an award under the Restated Plan, the Committee is required to certify in writing that the performance goal has been satisfied. In the event of death, disability or retirement of a participant, a prorated payment of the award will be made following the end of the performance period if the applicable performance goals have been met.

     Award Sub-limits

     Awards under the Restated Plan are subject to annual limits. Such limits apply to grants of awards in any one given calendar year to any participant as follows:

Type of Award	Maximum Aggregate Number
of Shares of Common Stock
Options	500,000
Stock Appreciation Rights	500,000
Restricted Stock	500,000
Restricted Stock Units	500,000
Performance Units	500,000
Performance Shares	500,000

     Additionally, the maximum aggregate amount of cash payments pursuant to performance units or other equity-based awards payable in cash under the Restated Plan that may be made in any one calendar year to any participant is $5,000,000.

     Under the LTIP as approved by stockholders in 2008, the annual sublimit per category of award was 45,000 and the maximum amount of cash payments was $900,000. These sublimits have been increased by the Board of Directors and are being submitted for stockholder approval pursuant to this Proposal. If the stockholders do not approve the new sublimits, then from and after the Annual Meeting, the sublimits of the LTIP as approved in 2008 will apply to future awards.

     The total number of shares authorized for issuance under the Restated LTIP is the same as originally approved in 2004, and no additional shares are being requested.

     Awards conditioned on the enumerated performance goals, subject to the annual limits and which otherwise comply with the procedural requirements of the Restated LTIP, are intended to qualify as "performance-based compensation" within the meaning of Section 162(m) of the Code and related regulations and rulings. Under Section 162(m), federal income tax deductions may be disallowed to the extent that total compensation paid to a "covered employee" exceeds $1,000,000 in any one year (covered employees generally are the Company's named executive officers, as that term is used in this proxy statement other than the Corporate Senior Vice President, Chief Financial Officer). For compensation to be considered "performance-based" and thus not subject to the deduction limitations, Section 162(m) requires that, among other things, the material terms of the performance goals under which compensation may be paid must be disclosed to and approved by the Company's stockholders. For purposes of Section 162(m) of the Code, the material terms of the performance goals of the Restated LTIP include: (i) the employees eligible to receive compensation, (ii) a description of the business criteria on which the performance goal is based and (iii) the maximum amount of compensation that can be paid. Stockholder approval of this Proposal Four constitutes approval of each of these aspects of the Restated LTIP for purposes of the approval requirements of Section 162(m) of the Code.

     Dividend Equivalent Rights

     The Restated LTIP provides that, subject to stockholder approval pursuant to this Proposal Four, the Committee may grant dividend equivalent rights to any participant under the Restated LTIP as a component of an award of Restricted Stock Units, Restricted Stock, Performance Units or Performance Shares. The terms and conditions of the dividend equivalent rights will be specified in the applicable award agreement. Dividend equivalents credited to the holder of a dividend equivalent right shall be reinvested in additional shares, which may thereafter accrue additional equivalents. Any such reinvestment shall be at fair market value on the date of reinvestment or such other price as may then apply under a dividend reinvestment plan sponsored by the Company, if any. Dividend equivalent rights may be settled in cash or shares or a combination thereof, in a single installment or installments. A dividend equivalent right granted as a component of an award of Restricted Stock Units, Restricted Stock, Performance Units or Performance Shares shall provide that such dividend equivalent right shall be settled upon settlement or payment of, or lapse of restrictions on, such other award, and such dividend equivalent right shall expire or be forfeited or annulled under the same conditions as such other award.

     Except as may otherwise be provided by the Committee either in the award agreement or, in writing after the award is issued, a grantee’s rights in all dividend equivalent rights granted as a component of an award of Restricted Stock Units, Restricted Stock, Performance Units or Performance Shares that has not vested shall automatically terminate upon the grantee’s termination of employment (or cessation of service relationship) with the Company and its Subsidiaries for any reason.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE ABOVE AMENDMENTS TO AND MATERIAL TERMS OF PERFORMANCE GOALS OF THE RESTATED LTIP, AND PROXIES SOLICITED BY THE BOARD WILL BE VOTED IN FAVOR THEREOF UNLESS A STOCKHOLDER HAS INDICATED OTHERWISE ON THE PROXY.

     Other Changes to LTIP Previously Adopted by the Board of Directors

     The Board of Directors also approved, and the Restated LTIP includes, the following changes, which are not subject to stockholder approval pursuant to this Proposal Four.

     Ability to Issue Restricted Stock Units. The Committee has the power to award Restricted Stock Units, which are subject to the same general terms and conditions as Restricted Stock, except that holders of Restricted Stock Units are not issued stock at the time of the award and have no voting rights with respect to shares subject to the Restricted Stock Units prior to the payment of the shares. Restricted Stock Units are aggregated with Restricted Stock for purposes of the Restated LTIP’s limitation that such awards may not exceed over the life of the Restated LTIP 30 percent of all shares available for grant under the plan nor exceed over the life of the Restated LTIP for any individual 25 percent of all shares available for grant under the plan.

     Settlement of Performance Shares in Stock Only. The Committee may only settle earned Performance Share awards by delivery of shares of stock of the Company, and the number of shares is determined at the close of the applicable performance period, unless otherwise provided in the award agreement.

     Ability to Specify Treatment of Awards in Change in Control Situations. The Committee is authorized to determine how to treat awards in the context of a merger or acquisition, including stating in the award agreements that they are subject to the Company’s Change in Control Policy. Under the Company’s Change in Control Policy, a “change in control” is deemed to occur if (i) a person becomes the beneficial owner of securities representing 40 % of the combined voting power of the Company’s then outstanding securities, subject to certain exclusions, (ii) individuals constituting the Board of Directors as of January 1, 2011 cease to constitute a majority of the Board, other than new Directors whose appointment or election was approved or recommended by at least two-thirds of the Directors then still in office who were either Directors on such date or were so approved or recommended, (iii) the consummation of a merger or consolidation, other than certain transactions which would result in at least 66-2/3% of the combined voting power remaining with the same beneficial owners as before the transaction or certain recapitalization transactions in which no person becomes the beneficial owner of 40% or more of the combined voting power of the Company, (iv) a complete liquidation or dissolution of the Company or sale of all or substantially all of its assets, or (v) consummation of a sale of a majority of the stock of the Company or adoption of a plan for the complete liquidation or dissolution or sale of all or substantially all the assets of the Company.

     Deferral of Receipt of Awards. The Committee is authorized to provide in award agreements that the participant may defer receipt of payment of an earned award. The Restated LTIP also provides that it is the Company’s intention that all awards made under the plan comply with and be interpreted in accordance with Section 409A of the Internal Revenue Code, including any applicable exemptions thereunder.

Summary of Material Provisions of the Restated LTIP

     The following is a summary of the material provisions of the Restated LTIP (including but not limited to the material terms of the performance goals), which is qualified in its entirety by reference to the Restated LTIP, a copy of which is attached as Exhibit A to this Proxy Statement. Defined terms not otherwise defined in this summary shall have the meaning ascribed to such terms in the Restated LTIP.

     Administration of the Plan

     The Restated LTIP is administered by the Compensation Committee of the Company's Board of Directors (which consists exclusively of outside Directors meeting the independence requirements of the NYSE). Additionally, the Committee is and will be comprised solely of Directors qualified to administer the Restated LTIP pursuant to Rule 16b-3 of the Securities Exchange Act of 1934 (the "Exchange Act") and Section 162(m) of the Code.

     Shares Subject to the Plan Over a 10-Year Period

     The Restated LTIP authorizes the grant over 10 years of up to 7,750,000 shares of the Company's Common Stock, in the form of grants more fully described below and subject to whatever limitations in the types of grants which may presently exist or be adopted or imposed by requirements of the SEC or the NYSE. This is the same number of shares approved by stockholders in 2004. There has been no increase. Of the 7,750,000 shares authorized, 3,638,731 shares are available for grant as of December 31, 2010.

     If any corporate transaction occurs which causes a change in the Company's capitalization, the Committee shall make such adjustments to the number and class of shares delivered, and the number and class and/or price of shares subject to outstanding awards granted, under the Restated LTIP as appropriate and equitable to prevent dilution or enlargements of participants' rights.

     Eligibility and Participation

     Employees eligible to participate in the Restated LTIP include officers and key employees of the Company and its subsidiaries, as determined by the Committee, including employees who are members of the Board, but excluding Directors who are not Employees.

     Amendment and Termination of the Plan

     In no event may any award under the Restated LTIP be granted on or after January 1, 2014. The Board may amend, modify or terminate the Restated LTIP at any time; provided that no amendment requiring shareholder approval for the Restated LTIP to continue to comply with Rule 16b-3 under the Exchange Act or the listing standards of the NYSE shall be effective unless approved by stockholders. No amendment without shareholder approval shall be permitted to increase the number of shares authorized for issuance under the Restated LTIP, except in cases of recapitalization of the Company.

     The Committee may amend any outstanding award, without the approval or consent of the participant, if such amendment is necessary or appropriate to conform the award to, or otherwise satisfy legal requirements (including without limitation the provides of Sections 162(m) and 409A of the Code or the regulations or rulings promulgated there under). Such an amendment can be made prospectively or retroactively. Additionally, without the approval or consent of the participant, the Committee may make adjustment in the terms and conditions of an award in recognition of unusual or nonrecurring events affecting the Company or the financial statements of the Company in order to prevent dilution or enlargement of the benefits intended to be made available pursuant to the award and the Restated LTIP to the extent, in the case of awards intended to be qualified performance-based compensation under Section 162(m) of the Code, such adjustment would be consistent with Section 162(m). No other termination, amendment or modification to the Restated LTIP or an award may be made, without the written consent of the applicable participant, if it would adversely affect in any material way any award previously granted.

     Awards under the Restated LTIP

     Stock Options. The Committee may grant incentive stock options ("ISOs"), nonqualified stock options ("NQSOs"), or a combination thereof under the Restated LTIP. The option price for each such grant of options shall be at least equal to 100% of the fair market value of a share of the Company's stock on the date the option is granted. Options shall expire at such times as the Committee determines at the time of grant; provided, however, that no option may be exercisable later than the tenth (10th) anniversary of its grant. The Committee may not reprice options previously awarded.

     Options granted under the Restated LTIP shall be exercisable at such times and subject to such restrictions and conditions as the Committee shall approve; provided that no option may be exercisable prior to one year following its grant. The option exercise price is payable in cash, in shares of Common Stock of the Company having a fair market value equal to the exercise price, or in a combination of cash and shares. The Committee may allow, along with other means of exercise, cashless exercise as permitted under the Federal Reserve Board's Regulations, subject to applicable securities laws.

     Options may be transferred only under the laws of descent and distribution and, during the participant's lifetime, shall be exercisable only by the Participant or his or her legal representative. Each option award agreement shall specify the participant's rights in the event of termination of employment.

     Stock Appreciation Rights ("SARs"). SARs granted under the Restated LTIP may be in the form of Freestanding SARs, Tandem SARs, or a combination thereof, and the maximum number of stock options or SARs which may be granted to any one Participant shall be limited by all applicable SEC and NYSE requirements. The grant price of a Freestanding SAR shall be equal to the fair market value of a share of Common Stock on the date of grant. The grant price of a Tandem SAR shall be equal to the option price of the related option. No SAR granted under the Restated LTIP may be exercisable prior to one year following its grant. The term of any SAR granted under the Restated LTIP shall be determined by the Committee, provided that such term may not exceed ten years.

     Freestanding SARs may be exercised upon such terms and conditions as are imposed by the Committee. A Tandem SAR may be exercised only with respect to the shares of Common Stock of the Company for which its related option is exercisable. Tandem SARs granted in connection with an ISO shall expire no later than the expiration of the ISO, the value of the payout for such SARs may be no more than one hundred percent (100%) of the difference between the ISO option price and the fair market value of the shares subject to such ISO at exercise, and may be exercised only when the fair market value of the shares subject to the ISO exceeds the ISO option price.

     Upon exercise, a participant will receive the difference between the fair market value of a share of Common Stock on the date of exercise and the grant price multiplied by the number of shares with respect to which the SAR is exercised. Payment due upon exercise may be in cash, in shares having a fair market value of the SAR being exercised, or in a combination of cash and shares, as determined by the Committee. The Committee may impose such restrictions on the exercise of SARs as may be required to satisfy the requirements of Section 16 of the Exchange Act.

     SARS may be transferred only under the laws of descent and distribution and, during the participant's lifetime, shall be exercisable only by the participant or his or her legal representative. Each SAR award agreement shall specify the participant's rights in the event of termination of employment.

     Restricted Stock and Restricted Stock Units. Restricted Stock and Restricted Stock Units may be granted in such amounts and subject to such terms and conditions as determined by the Committee but Restricted Stock grants are not to exceed an aggregate of 30% of the total amount of shares authorized for issuance during the life of the Plan, and not to exceed 25% in the aggregate for any one individual over the life of the Plan. The Committee shall impose such other conditions and/or restrictions on any shares of Restricted Stock or on any Restricted Stock Units as it deems advisable, including, without limitation, a requirement that participants pay a stipulated purchase price for each share of restricted stock, restrictions based upon the achievement of performance goals set by the Committee, or whatever limitations may be imposed by requirements of the SEC, NYSE or state securities law.

     Restricted Stock and Restricted Stock Units may not be sold, transferred, pledged, assigned or otherwise alienated or hypothecated until the end of the applicable restriction period or upon earlier satisfaction of such other conditions specified by the Committee; provided, however, that in no event may Restricted Stock or Restricted Stock Units granted under the Restated LTIP vest and become alienable prior to one (1) year following the date of its grant.

     Participants holding Restricted Stock may exercise full voting rights with respect to those shares during the restriction period, and shall be credited with regular cash dividends paid with respect to such shares. Participants holding Restricted Stock Units shall not have voting rights with respect to the shares subject to those Restricted Stock Units prior to the payment of the shares.

     Each Award agreement shall specify the participant's right to receive unvested Shares of Restricted Stock or Restricted Stock Units in the event of death, disability, change of control, or termination of employment.

     Performance Units and Performance Shares. Performance Unit and Performance Share awards may be granted in the amounts and subject to such terms and conditions as determined by the Committee; provided that the awards are within the annual award limits. The Committee shall set performance goals which, depending on the extent to which they are met during the performance periods established by the Committee, will determine the number and/or value of Performance Units/Shares that will be paid out to participants. Performance periods shall be at least one year in length, except in unusual circumstances when early achievement of pre-established targets can result in an accelerated payout, but in no event less than six months.

     The Committee, in its sole discretion, may settle earned Performance Units in the form of cash or in shares (or in a combination thereof). Except as otherwise provided in an award agreement, Performance Units settled in Shares shall be settled by delivery of the number of shares equal to the number of earned Performance Units as determined at the close of the applicable performance period, and Performance Units settled in cash shall be settled by paying an amount of cash equal to the aggregate fair market value of the shares that would have otherwise been distributed on the date of payment had the award been settled in shares. Unless otherwise provided in an award agreement, the Committee may only settle earned Performance Shares by delivery of the number of shares equal to the number of earned Performance Shares as determined at the close of the applicable performance period. Such shares may be granted subject to any restrictions deemed appropriate by the Committee.

     In the event a participant's employment is terminated by reason of death, disability, or retirement during a performance period, an award agreement may provide that the participant shall receive a prorated payout of the Performance Units and Performance Shares following the end of the applicable performance period if the applicable performance goals have been met. Except as otherwise provided in the award agreement or as provided in an applicable policy adopted by the Company, payment of such prorated amount will be made in a single lump sum, within 70 calendar days following the close of the applicable performance period. Except as otherwise provided in the award agreement or as provided in an applicable policy adopted by the Company, in the event employment is terminated for any other reason, all Performance Units and Performance Shares not previously paid or otherwise settled shall be forfeited unless otherwise determined by the Board in its sole discretion.

     Performance Units and Performance Shares may not be sold, transferred, pledged, assigned or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution. A participant's rights under the Restated LTIP shall be exercisable only by the participant during his or her lifetime.

     Other Equity-Based Cash Awards. Cash awards based on performance goals established by the Committee may be granted, as well as the payment of Shares in lieu of cash under other Company incentive programs (to the extent permitted by such programs). Any payment of cash based on performance goals established by the Committee shall be paid on the earlier of within 70 calendar days following the time the legally binding right to payment arises or the time such right ceases to be subject to a substantial risk of forfeiture. Any payment of shares in lieu of cash under other Company incentive programs shall be paid according to the time period provided pursuant to such other Company incentive program.

     Dividend Equivalent Rights

     If stockholders approve this Proposal Four, the Committee may grant dividend equivalent rights to any participant under the Restated LTIP as a component of an award of Restricted Stock Units, Restricted Stock, Performance Units or Performance Shares, as previously described in this proposal.

     Performance Goals

     The Committee may condition the payment of any award or the lapse of any period of restriction upon the achievement of a performance goal that is established by the Committee. A "performance goal" is an objective goal that must be met by the end of the performance period specified by the Committee based upon one or more of the following business criteria as applied to the Company, a subsidiary, an affiliate or a business unit: (i) total stockholder return, (ii) total stockholder return as compared to total return of a publicly available index, (iii) net income, (iv) pretax earnings, (v) funds from operations, (vi) earnings before interest expense, taxes, depreciation and amortization, (vii) operating margin, (viii) earnings per share, (ix) return on equity, capital, assets or investment, (x) operating earnings, (xi) working capital and/or liquidity, (xii) completion of capital projects, (xiii) expense and/or liability containment, (xiv) operating expenditures, (xv) operational safety metrics, (xvi) energy supply, conservation and environmental performance, (xvii) customer satisfaction metrics, (xviii) service levels and reliability, (xix) shareholder profile metrics, (xx) ethics, (xxi) public affairs and marketing metrics, (xxii) ratio of debt to stockholders equity, (xxiii) workforce-related metrics, (xxiv) internal financial reporting and accounts payable metrics, or (xxv) revenue. A performance goal, or any component thereof, may be established by the Committee on an absolute or relative basis, and if on a relative basis may be compared to a market index, a group of other companies, or any combination thereof. The Committee has discretion to determine the specific targets with respect to each of these categories of performance goals. In addition to the foregoing, an award or lapse of any period of restriction may be conditioned upon the participant's achievement of a specified period of service with the Company, its subsidiaries, or its affiliates. Before paying an award or permitting the lapse of any period of restriction on an award based on performance goals, the Committee shall certify in writing that the applicable performance goal has been satisfied.

     Annual Award Limits

     Subject to adjustment in accordance with the Restated LTIP, grants of Awards to any one participant in any one calendar year are subject to the following limits:

     Options. The maximum aggregate number of shares of Common Stock subject to options which may be granted shall be 500,000.

     SARs. The maximum aggregate number of shares of Common Stock subject to SARs which may be granted shall be 500,000.

     Restricted Stock. The maximum aggregate number of shares of Common Stock subject to Awards of Restricted Stock which may be granted shall be 500,000.

     Performance Units. The maximum aggregate number of shares of Common Stock subject to Performance Units which may be granted shall be the Fair Market Value (determined on the date of grant) of 500,000 shares of Common Stock. Additionally, the maximum aggregate Performance Unit cash payments that may be made in any calendar year shall be $5,000,000.

     Performance Shares. The maximum aggregate number of shares of Common Stock subject to Performance Shares which may be granted shall be 500,000.

     Other Equity-Based Awards in Cash. The maximum aggregate other equity-based cash payments that may be made in any calendar year shall be $1,500,000.

     Under the LTIP as approved by stockholders in 2008, the annual sublimit per category of award was 45,000 and the maximum amount of cash payments was $900,000. These sublimits have been increased by the Board of Directors and are being submitted for stockholder approval pursuant to this Proposal. If the stockholders do not approve the new sublimits, then from and after the Annual Meeting, the sublimits of the LTIP as approved in 2008 will apply to future awards.

     Federal Income Tax Consequences

     The following brief description of the income tax consequences of awards under the Restated LTIP is based upon present federal tax laws and does not purport to be a complete description of the federal tax consequences of the Restated LTIP.

     There are generally no federal tax consequences either to the participant or to the Company upon the grant of an option. On exercise of an ISO, the Participant will not recognize income and the Company will not be entitled to a deduction for tax purposes, although such exercise may give rise to liability for the participant under the alternative minimum tax provisions of the Code. Generally, if the participant disposes of shares acquired upon exercise of an ISO within two years after the date of grant or within one year after the date of exercise, the Participant will recognize compensation income and the Company will be entitled to a deduction for tax purposes in the amount of the excess of the fair market value of the shares of common stock on the date of exercise over the option exercise price, or the gain on sale, if less. Otherwise the Company will not be entitled to any deduction for tax purposes upon disposition of such shares, and the entire gain or loss realized by the participant will be treated as capital gain or loss. On exercise of a NQSO, the participant will recognize compensation income, and the Company will be entitled to a deduction for tax purposes in the amount of the excess of the fair market value of the shares of common stock on the date of exercise over the option exercise price or the gain on sale.

     The grant of a SAR, a performance unit or share award or a restricted stock unit will not result in recognition of income by the Participant or a tax deduction for the Company. Upon the settlement of such a right or award, the Participant will recognize ordinary income equal to the fair market value of any shares of common stock and/or any cash received, and the Company will be entitled to a tax deduction in the same amount.

     An award of Restricted Stock will not result in recognition of income by the participant or in a tax deduction for the Company until such time as the shares are no longer subject to forfeiture (unless the participant elects otherwise). At that time, the Participant generally will recognize ordinary income equal to the fair market value of the shares less any amount paid, and the Company will be entitled to a tax deduction in the same amount. Dividends or dividend equivalent rights paid on awards are generally treated as compensation for federal tax purposes.

     The Company will be entitled to a deduction for the amount constituting ordinary income to the participant, as discussed above, provided that the Restated LTIP satisfies the requirements of Section 162(m) of the Code, which limits the deductibility of compensation paid to certain corporate executives which is not "performance-based." Although it is the Company's intention that the Restated LTIP be drafted and administered in a manner that maximizes the deductibility of compensation for the Company under Section 162(m) of the Code, there can be no guarantee that the Company can deduct all compensation under the Restated LTIP Plan. Further, nothing in this Proposal precludes the Committee from determining that it is in the Company's best interest to make a payment or grant an award that is not intended to qualify for tax deductibility under Section 162(m).

     A participant who receives accelerated vesting, exercise or payment of awards contingent upon or in connection with a change of control may be deemed to have received an “excess parachute payment” under Section 280G of the Code. In such event, the participant may be subject to a 20% excise tax and the Company may be denied a tax deduction for such payments.

     It is the intention of the Company that awards will comply with Section 409A of the Code regarding nonqualified deferred compensation arrangements or will satisfy the conditions of applicable exemptions. However, if an award is subject to and fails to comply with the requirements of Section 409A, the participant may recognize ordinary income on the amounts deferred under the award, to the extent vested, prior to the time when the compensation is received. In addition, Section 409A imposes a 20% penalty tax, as well as interest, on such amounts.

PROPOSAL NUMBER FIVE

AMENDMENT OF ARTICLES OF INCORPORATION TO
REDUCE SUPER-MAJORITY VOTE REQUIRED FOR AMENDING ARTICLE ON DIRECTOR
ELECTIONS AND REMOVALS

     In furtherance of the Company’s ongoing corporate governance initiatives, the Board of Directors has adopted resolutions, subject to the approval of the Company’s stockholders, to reduce certain supermajority provisions in the Company’s Articles of Incorporation (“Articles”). These amendments affect two separate provisions within the Articles and are therefore submitted for stockholder approval in two separate proposals, the first affecting the provisions in the Articles governing Directors and the second, discussed under Proposal 6, affecting the so-called “fair-price” provisions in the Articles. The text of both proposed amendments is set forth as exhibits to this Proxy Statement.

     Background. Following the Company’s May 2010 Annual Meeting of Stockholders, the Board of Directors engaged in a further study of the super-majority vote provisions in NV Energy’s Articles and under applicable Nevada law, taking into account a variety of considerations. In particular, the Board gave considerable weight to the fact that a stockholder proposal presented in the proxy statement for last year’s Annual Meeting, seeking to have the Board take steps to eliminate provisions that require more than a simple majority vote in the Company’s Articles and By-Laws, was approved by our stockholders.

     By-Law Provisions. Two of the provisions requiring more than a majority vote were contained in the Company’s By-Laws. The first such provision required that any proposal submitted for the purpose of advising the Board of the stockholders’ wishes be approved by holders of a majority of the outstanding stock of the Company. The Board carefully examined the arguments for and against changing this voting requirement and concluded that current best practices in corporate governance, as well as the view of the Company’s stockholders expressed in approving last year’s stockholder proposal on the subject, supported lowering the required voting threshold for an advisory proposal to approval by a majority of the votes cast. The Board determined to accomplish this result by eliminating the special voting provision applicable only to stockholder advisory proposals, with the result that such proposals are now subject to the general voting provisions of the By-Laws which were also amended to provide that all matters presented to the stockholders will be decided by a majority of the votes cast (except for those few situations discussed elsewhere in this Proposal 5 and in Proposals 6 and 8 where a provision of law, the Articles or the By-Laws require a different vote). Thus, simple majority voting will apply to stockholder advisory proposals. Under the Company’s By-Laws, the Board has the ability to make such an amendment to the By-Laws; accordingly, the Board has already adopted this change, which is now in effect.

     The second By-Law provision containing a super-majority vote requirement was that governing the vote required for stockholder amendments to the By-Laws, which was set at two-thirds of the outstanding shares. Because the By-Laws constitute a major part of the fundamental framework of our governance structure, the Board felt that amendments to the By-Laws should not be made unless there is a broad consensus among the stockholders that a change is prudent. Accordingly, the Board felt that reducing the amendment voting threshold to a majority of the outstanding shares would materially increase the stockholders’ ability to amend the By-Laws while at the same time protect against amendments that did not reflect such a broad consensus. It would also establish the same voting threshold for amendments to either the Articles or the By-Laws. As a result, the Board exercised its power to make this amendment to the By-Laws, and the lower voting threshold is now in effect.

     These By-Law amendments do not require stockholder approval, and approval of the By-Law amendments is not being considered by the stockholders at this meeting. These changes are being disclosed to indicate the Board’s responsiveness to the vote on last year’s stockholder proposal and its continuing evaluation of corporate governance standards and practices.

     Articles Provisions. Under the Company’s governing documents, a simple majority vote requirement now applies to most matters submitted for stockholder approval. Of those few matters that require more than a simple majority vote, two provisions in the Articles are dictated by the requirements of Nevada law. Those provisions deal with the vote required to amend the Articles and with the vote required to remove a Director. Both provisions are set at the lowest level permitted by Nevada law. Last year’s stockholder proposal acknowledged that any changes to the voting requirements should be “in compliance with applicable laws”. As a result, since the Board cannot legally lower these two super-majority provisions, they are not within the scope of the stockholder proposal, and the Board is not recommending any action with respect to them.

     Article VI of the Articles, which deals with the election and removal of Directors, contains its own amendment provision requiring that any amendment to that Article be approved by at least 66-2/3% of the Company’s common stock issued, outstanding and entitled to vote (unless two-thirds of the entire Board of Directors has approved the amendment, in which case the amendment need only receive an affirmative vote by holders of a majority of the common stock issued, outstanding and entitled to vote). While certain provisions within this Article VI (such as the vote required to remove a Director) cannot be lowered under Nevada law, it is possible to lower the vote required to amend the Article to a majority of the outstanding shares. The Board considered the advisability of lowering this voting threshold and determined that permitting a majority of the outstanding shares to amend Article VI would create a uniform threshold for amendments to the Articles and would be consistent with current corporate governance best practices.

     The Board therefore determined to recommend to stockholders that the Articles be amended to reduce the vote required to amend Article VI of the Articles to a majority of the shares of the Company’s common stock issued, outstanding and entitled to vote, which is the lowest level allowed by Nevada law for an amendment to the Articles. The text of the proposed amendment to Article VI is set forth in Exhibit B to this proxy statement.

     By recommending this amendment, and the amendment discussed in Proposal 6 below, the Board is demonstrating that it takes seriously stockholder-expressed concerns and is willing to recommend changes to reflect evolving standards of corporate governance.

     The amendment requires the affirmative vote of the holders of a majority of the shares issued, outstanding and entitled to vote at the Annual Meeting at which there is a quorum. If approved by the stockholders, the amendment will become effective upon the filing of a Certificate of Amendment to the Company’s Restated Articles of Incorporation with the Office of the Secretary of State of the State of Nevada, which the Company will file promptly after the Annual Meeting. If the stockholders do not approve the amendment, the current voting threshold for amendments to Article VI will remain in effect.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE AMENDMENT TO THE ARTICLES TO REDUCE THE SUPER-MAJORITY VOTE REQUIRED FOR AMENDING THE ARTICLE ON DIRECTOR ELECTIONS AND REMOVALS.

PROPOSAL NUMBER SIX

AMENDMENT OF ARTICLES OF INCORPORATION TO
REDUCE SUPER-MAJORITY VOTE REQUIREMENTS IN THE “FAIR PRICE” PROVISIONS

     As indicated above under Proposal Number 5, the Board of Directors examined two provisions in the Company’s Articles that included super-majority voting requirements. The second of these provisions is found in Article VIII of the Articles, which establishes certain “fair price” requirements in connection with business transactions with an “interested stockholder”. The requirement of a vote by 66-2/3% of the outstanding shares to approve such transactions is intended to protect stockholders from hostile takeovers in which an acquirer buys a substantial voting interest and then acquires the remaining shares in a coercive merger where it pays an unfair price for such shares. This protective measure is not designed to prevent a takeover but rather to ensure that all the stockholders receive a fair price for their shares if a takeover were to take place.

     This “fair price” provision addresses certain proposed merger or business combinations involving an “interested stockholder” (a stockholder having more than 10% of the Company’s voting power) by requiring a 66-2/3% stockholder vote to approve such a transaction. This super-majority approval requirement is not triggered if the proposed transaction is approved by a majority of continuing Directors, or if the Company’s stockholders will receive fair consideration, defined as the higher of the highest price paid by the interested stockholder for the Company’s shares within the past two years or the fair market value of the Company’s shares at the time of the public announcement of the transaction or the date on which the stockholder became an “interested stockholder”. A 66-2/3% vote is also required to amend the fair price provision.

     Because the fair price provisions are designed to protect shareholders against manifestly unfair treatment in important corporate transactions, the Board continues to believe that the procedural protections of a separate “fair price” vote for certain transactions continue to be in the best interests of all stockholders. However, the Board also notes that Nevada currently has a statutory provision which provides similar protections but sets the required voting threshold at a majority of the outstanding shares. This is also the same voting threshold required to approve a merger under Nevada law. After taking these various factors into account, the Board concluded that it would be appropriate to lower the super-majority requirement in the “fair price” Article to a majority of the votes cast. Also, the Board felt that the vote required to amend this Article should be reduced to a majority of the shares outstanding, which is the lowest level permitted by Nevada law for an amendment to the Articles.

     The text of the proposed amendment to Article VIII is set forth in Exhibit C to this proxy statement. The amendment requires the affirmative vote of the holders of 66-2/3 percent of the shares issued, outstanding and entitled to vote at the Annual Meeting at which there is a quorum. If approved by the stockholders, the amendment will become effective upon the filing of a Certificate of Amendment to the Company’s Restated Articles of Incorporation with the Office of the Secretary of State of the State of Nevada, which the Company will file promptly after the Annual Meeting. If the stockholders do not approve the amendment, the current voting thresholds under Article VIII will remain in effect.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE AMENDMENT TO THE ARTICLES TO REDUCE THE SUPER-MAJORITY VOTES REQUIRED UNDER THE “FAIR PRICE” PROVISION OF THE ARTICLES.

PROPOSAL NUMBER SEVEN

RATIFICATION OF THE SELECTION OF INDEPENDENT
REGISTERED PUBLIC ACCOUNTING FIRM

     The Audit Committee of the Board of Directors appoints NVE’s independent registered public accounting firm. It has appointed Deloitte & Touche LLP (Deloitte) as the independent registered public accounting firm to audit the accounts of NVE and its subsidiaries, as well as audit the effectiveness of the Company’s internal controls over financial reporting, for the fiscal year ending December 31, 2011. Although stockholder approval of Deloitte is not required by law, the Board believes that it is advisable to give stockholders the opportunity to ratify this selection. If the stockholders do not ratify the appointment, it will be reconsidered by the Audit Committee. Additional information on audit-related matters may be found beginning on page 81 of this proxy statement under “Independent Public Accountants.”

     Representatives of Deloitte will be present at the Annual Meeting and will have an opportunity to make a statement and to respond to appropriate questions raised at the meeting.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” RATIFICATION OF THE APPOINTMENT OF DELOITTE & TOUCHE LLP AS NVE’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR 2011.

PROPOSAL NUMBER EIGHT

STOCKHOLDER PROPOSAL FOR MAJORITY VOTING FOR DIRECTORS TO BE INCLUDED
IN COMPANY’S BY-LAWS

     Mr. Gerald Armstrong, 910 Sixteenth Street, No. 412, Denver, Colorado 80202-2917, the owner of 353 shares of the Company’s Common Stock, has advised the Company that he intends to submit a proposal to be voted upon at the Annual Meeting. If either Mr. Armstrong or his representative who is qualified under Nevada law is present at the Annual Meeting and properly submits the proposal for a vote, then the proposal will be voted upon at the Annual Meeting. Your Board recommends that you vote AGAINST this proposal. Unless you specify otherwise, the Board intends the accompanying proxy to be voted against this proposal.

     The proposal and supporting statement, for which the Board and the Company accept no responsibility, are set forth below.

RESOLUTION

     That the stockholders of NV ENERGY, INC. request its Board of Directors to adopt a by-law amendment specifying that the election of our directors shall be decided by a majority of the votes cast, with a plurality vote standard used only in those director elections when the number of nominees exceeds the number to be elected.

STATEMENT

     Our proxy statement for last year’s annual meeting discloses that our corporation requires a majority vote to ratify the appointment of the independent accountants and a majority vote to recommend the Board commence its efforts for an amendment for simple majority voting on amendments and mergers although it requires only a “plurality vote” to elect directors. In the eyes of the proponent, this is an imbalance for voting rights for shareholders.

     The proponent believes that in order to provide shareholders a meaningful role in director elections, NV ENERGY’S director election standard should be changed to a “majority” vote standard. This standard would require a nominee to receive a majority of the votes cast in order to be elected, a standard which is well-suited for the vast majority of director elections in which only board nominated candidates are being voted on. The current members of the board have been meeting this standard.

     The right to having a significant meaning in “abstaining” or voting “against” would be established and would create a voting standard for nominees which could come into place if their performance should diminish.

     Strong shareholder support for the “majority vote” standard in director elections is apparent as a growing number of corporations have adopted it – Intel, Dell, Motorola, Texas Instruments, Wal-Mart, Safeway, Home Depot, Gannett, Marathon Oil, to name just a few.

     The Council of Institutional Investors [www.cii.org], whose members had $3 trillion invested, recommends the adoption of proposals of this topic and had notified our nation’s largest corporations of its recommendations. Leading proxy advisory firms have also recommended a “majority” voting standard.

     If you agree, please join the proponent in voting “FOR” this proposal.

     Board of Directors Statement in Opposition

          Your Board of Directors unanimously recommends a vote “AGAINST” the above proposal for the following reasons:

     Our Nominating and Governance Committee engages in an ongoing review of the Company’s corporate governance practices to consider whether it would be appropriate to alter those practices in light of changing conditions and evolving views of best practices in corporate governance. In particular, the Committee has focused considerable attention over the last two years on the issue of voting for Directors. In 2009, the Committee and the Board recommended, and the stockholders approved, amendments to our Articles that eliminated the classification of our Board and phased in the annual election of Directors. In addition, in 2010, the Committee recommended and the Board approved a policy requiring that any Director who receives more “withhold” votes than “for” votes in an uncontested election must promptly tender his or her resignation from the Board. Under this majority voting policy, the Board will then decide whether to accept the resignation within 120 days following certification of the stockholder vote (based on the recommendation of the Nominating and Governance Committee, which is comprised exclusively of independent Directors). The Board is required by this policy to disclose its decision publicly, including its reasoning with respect to the offered resignation.

     The Board believes that the majority voting policy it adopted in 2010 achieves the same goals as the stockholder proposal by providing a very meaningful opportunity for stockholders to express their dissatisfaction with a Director’s performance. Under the policy already in place, a Director who fails to receive a majority of “for” votes will be required to tender his or her resignation, the case will then reviewed by a committee comprised exclusively of independent Directors, and the Board’s ultimate decision will be publicly disclosed. Because of the transparent nature of this process, the Board has a strong incentive to base its decisions on the best interests of the stockholders. At the same time, however, the policy allows the Board the flexibility to consider special circumstances that might warrant the retention of a Board member whose continued service can be demonstrated to benefit the Company and its shareholders.

     The Board notes that a number of other public companies have chosen to address majority voting for directors through policies similar to their own, while other companies have addressed it through their by-laws or other governance documents. The Board does not believe that a “one-size-fits-all” approach to corporate governance is necessary, and that the majority voting policy that it has adopted has both the “teeth” and the flexibility to serve the best interests of the Company’s stockholders.

          ACCORDINGLY, YOUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “AGAINST” PROPOSAL 8.

PROPOSAL NUMBER NINE

STOCKHOLDER PROPOSAL TO AMEND BY-LAWS TO ALLOW 15% OF STOCKHOLDERS
TO CALL SPECIAL MEETING

     Mr. Jesse D. Hoch, 4509 Del Rios Court, Reno, Nevada 89502-6409, the owner of 1705.398 shares of the Company’s Common Stock, and Mr. James Rodney Thomas, the owner of 1,137.845 shares of the Company’s Common Stock have advised the Company that they intend to submit a proposal to be voted upon at the Annual Meeting. If either Mr. Hoch or Mr. Thomas, or their representative who is qualified under Nevada law, is present at the Annual Meeting and properly submits the proposal for a vote, then the proposal will be voted upon at the Annual Meeting. Your Board recommends that you vote AGAINST this proposal. Unless you specify otherwise, the Board intends the accompanying proxy to be voted against this proposal.

     The proposal and supporting statement, for which the Board and the Company accept no responsibility, are set forth below.

     RESOLVED, that stockholders of NV Energy, Inc. (“NV Energy”) urge the board of directors to amend the bylaws to allow holders of 15% of the outstanding shares of common stock to call a special meeting of stockholders.

SUPPORTING STATEMENT

     Currently, NV Energy stockholders do not have the power to call special meetings of stockholders. NV Energy’s bylaws provide that only a majority of the board, the board chairman or NV Energy’s president can call a special meeting. In our opinion, prohibiting stockholder-called special meetings gives management too much control over the timing of stockholder action.

     Stockholders should have the ability, within reasonable limits, to call a special meeting when they think a matter is sufficiently important to merit expeditious consideration. Stockholder control over timing is especially important, we think, in the context of a major acquisition or restructuring, when events unfold quickly and issues may become moot before the next annual meeting.

     For those reasons, this proposal asks NV Energy’s board to amend the bylaws to establish a process by which holders of 15% of NV Energy’s outstanding common shares may demand that a special meeting be called. The corporate laws of many states (though not Nevada, where NV Energy is incorporated) provide that holders of only 10% of shares may call a special meeting, absent a contrary provision in the charter or bylaws. Accordingly, we view a 15% threshold as striking a reasonable balance between enhancing shareholder rights and avoiding excessive distraction and cost to the Company.

     Prominent institutional investors and organizations advocate allowing stockholders to call a special meeting. Fidelity, Vanguard, American Century and Massachusetts Financial Services are among the mutual fund companies supporting stockholders’ right to call a special meeting. The proxy voting guidelines of many public employee pension funds, including the Connecticut Retirement Plans and Trust Funds, the New York City Employees Retirement System and the Los Angeles County Employees Retirement Association, also favor giving stockholders this right.

     In the 2010 proxy season, 13 proposals asking that stockholders be given the right to call a special meeting obtained support from holders of a majority of shares voted, according to proxy solicitor Georgeson. (Georgeson 2010 Annual Corporate Governance Review, at 37-38).

     We urge stockholders to vote for this proposal.

     Board of Directors Statement in Opposition

          Your Board of Directors unanimously recommends a vote “AGAINST” the above proposal for the following reasons:

     As noted under Proposal 5, our Nominating and Governance Committee (the "Committee") engages in an ongoing review of the Company's corporate governance practices to consider whether it would be appropriate to change those practices in light of changing conditions and evolving views of best practices in corporate governance.

     As a result of the Committee’s review during the past year, it recommended several significant changes to the Company’s Articles and By-Laws that are described under Proposal 5. The Committee also recommended, and the Board of Directors has approved, an amendment to the Company’s By-Laws that gives stockholders holding 25 percent of the voting power of the issued and outstanding capital stock of the Company the right to call a special meeting of the stockholders.

     The Committee believes that providing stockholders with the right to call a special meeting is in keeping with current best practices of corporate governance. However, as the proponents of this proposal acknowledge, the calling of a special meeting can result in considerable distraction and expense to the Company. The Committee believes that this mechanism should be available for those instances in which a significant portion of the stockholders are affected and agree that a special meeting is necessary. At the same time, however, the Committee believes that a special meeting should not be used to advance the agenda of a relatively small percentage of the stockholders. Accordingly, the Committee believes that the appropriate threshold that balances these various considerations is 25 percent.

ACCORDINGLY, THE BOARD OF DIRECTORS RECOMMENDS A VOTE “AGAINST”  PROPOSAL 9.

PROPOSAL NUMBER TEN

STOCKHOLDER PROPOSAL TO ADOPT POLICY REQUIRING SENIOR EXECUTIVES TO HOLD EQUITY COMPENSATION THROUGH TERMINATION OF EMPLOYMENT

     Ms. Rita Weisshaar, 3860 Avocet Court, Reno, Nevada 89508, the owner of 541.263 shares of the Company’s Common Stock, and Mr. Robert Viera, the owner of 391.4 shares of the Company’s Common Stock have advised the Company that they intend to submit a proposal to be voted upon at the Annual Meeting. If either Mr. Viera or Ms. Weisshaar, or their representative who is qualified under Nevada law, is present at the Annual Meeting and properly submits the proposal for a vote, then the proposal will be voted upon at the Annual Meeting. Your Board recommends that you vote AGAINST this proposal. Unless you specify otherwise, the Board intends the accompanying proxy to be voted against this proposal.

     The proposal and supporting statement, for which the Board and the Company accept no responsibility, are set forth below.

     RESOLVED, that stockholders of NV Energy, Inc. (“NV Energy”) urge the Compensation Committee of the Board of Directors (the “Committee”) to adopt a policy requiring that senior executives retain a significant percentage of shares acquired through equity compensation programs until two years following the termination of their employment (through retirement or otherwise), and to report to shareholders regarding the policy before NV Energy’s 2012 annual meeting of shareholders. The stockholders recommend that the Committee not adopt a percentage lower than 75% of net after-tax shares. The policy should address the permissibility of transactions such as hedging transactions which are not sales but reduce the risk of loss to the senior executive.

SUPPORTING STATEMENT

     Equity-based compensation is an important component of senior executive compensation at NV Energy. According to NV Energy’s 2010 proxy statement, “NVE seeks to link the interests of the [named executive officers] with those of our stockholders by the grant of equity-based, long-term incentive awards under our Long-Term Incentive Plan, or LTIP.”

     As of December 31, 2009, CEO Michael Yackira held 199,729 vested and exercisable stock options as well as 141,152 shares of earned shares or units that had not yet vested. He received performance share and performance-based restricted stock awards in 2007 through 2009 (not all of which has been earned and/or vested) with an aggregate value on the grant date of $3,584,640. He owned only 97,450 shares outright, though, as of February 2, 2010.

     Requiring senior executives to hold a significant portion of shares obtained through compensation plans after the termination of employment would focus them on NV Energy’s long-term success and would better align their interests with those of NV Energy’s stockholders. In the context of the current financial crisis, we believe it is imperative that companies reshape their compensation policies and practices to discourage excessive risk-taking and promote long-term, sustainable value creation. A 2009 report by the Conference Board Task Force on Executive Compensation stated that hold-to-retirement requirements give executives “an evergrowing incentive to focus on long-term stock price performance.” (http://www.conference- board.org/pdf free/ExecCompensation2009.pdf).

     NV Energy has a minimum stock ownership guideline requiring the CEO to own NV Energy shares worth two times the CEO’s annual base salary; other executive officers must own shares worth one and a half times their salaries. The executives covered by the policy have five years from the start of their employment to comply. We believe this policy does not go far enough to ensure that equity compensation builds executive ownership, especially given the extended time period for compliance. We also view a retention requirement approach as superior to a stock ownership guideline because a guideline loses effectiveness once it has been satisfied and executives are free to sell all shares obtained thereafter.

     We urge stockholders to vote for this proposal.

     Board of Directors Statement in Opposition

          Your Board of Directors unanimously recommends a vote “AGAINST” the above proposal for the following reasons:

     Our Board of Directors believes that requiring senior executives to hold a significant amount of common stock of the Company helps to ensure that their interests are strongly aligned with those of all stockholders of NV Energy. In furtherance of that goal, the Board strengthened its already existing ownership guidelines in 2010 by adopting new Equity Ownership Guidelines and Retention Requirements (the “Retention Requirements”).

     Under the new Retention Requirements, our CEO’s ownership requirement was significantly increased from two to five times his annual base salary. The ownership requirement for all senior vice presidents was doubled from one and a half times to three times their base salary. In addition, the new policy requires the CEO to retain 100% of the net shares realized from option exercises and stock vesting until the ownership guideline is met. The senior vice presidents are required to retain 50% of the net shares realized until their ownership guidelines are met.

     Our Board of Directors believes that the new Retention Requirements, together with a number of elements of our executive compensation program as discussed in Compensation Discussion and Analysis, promote long-term, sustainable value creation. By setting the ownership requirements at high levels, the Board has ensured that a very significant portion of the executive officers’ personal wealth will consist of NV Energy common stock, thus ensuring that there will be a strong incentive to avoid actions that will harm long-term stock performance.

     The Board of Directors believes that the Retention Requirements that it has adopted address the concerns raised by this stockholder proposal, and do so in a way that best enables the Company to continue to attract and retain talented executives while ensuring that their interests are fully aligned with those of all of our stockholders.

     ACCORDINGLY, THE BOARD OF DIRECTORS RECOMMENDS A VOTE “AGAINST” PROPOSAL 10.

BOARD AND GOVERNANCE MATTERS

Leadership Structure

     In 2007, the Board of Directors undertook a comprehensive review of its leadership structure. After considering the specific nature of the Company’s business as a utility holding company and the developing corporate governance practices at other publicly-held companies, the Board of Directors determined to separate the roles of Chief Executive Officer and Chairman of the Board in recognition of the differences in the roles and responsibilities of those positions, to create a better balance in leadership and accountability, and to enhance the independence of the Board. The Chief Executive Officer sets the strategic direction for the Company and is responsible for the performance of the Company and day-to-day leadership, and the Chairman sets the final agenda for and presides at meetings of the Board and serves from time to time as a spokesperson for the Board. In 2010, the evaluation of NVE’s leadership structure resulted in the continuation of these separate roles. In 2010, all Committee Charters were reviewed. The Audit Committee Charter was updated on February 2, 2010 to reflect new risk oversight responsibilities. In early 2011, the Nominating and Governance Committee reviewed the composition of the Board upon receipt of Mr. Day’s resignation, and recommended that the Board of Directors change the size of the board to ten Directors from 11 Directors, and the Board accepted this recommendation. All members that serve on the NV Energy Board are independent as defined in the NYSE Listing Standards, except for our Chief Executive Officer, Mr. Yackira.

Director Nominations and Board Diversity

     Although the Board has not established a policy or any absolute prerequisites for membership, in seeking new Directors the Board aims to balance complementary knowledge, expertise and skill in areas such as business, finance, accounting, risk, marketing, public policy, manufacturing and operations, regulated industries, government, technology, law, environmental and other areas that the Board has decided are desirable and helpful to fulfilling its role. The Board, in determining its composition, seeks a balanced mix of local experience, which we believe is specifically relevant for a utility, and nationwide public company experience, among other factors of experience. As a utility company with its operations predominantly in Nevada, we believe it is critically important for the Company and its local Directors to be involved in and otherwise support local community and charitable organizations. Diversity in gender, race, geography and background of Directors, consistent with the Board’s requirements for independence, knowledge and experience, are all considered when the Board seeks new members. The Nominating and Governance Committee annually assesses and makes recommendations to the Board regarding Board composition, including the number of Board members, and the skills and experience, diversity, age, education and geographic location of its members in the context of the needs of the Board. The Committee also evaluates annually the Board as a whole, its committees, and each Director, and makes recommendations to the Board as appropriate. Furthermore, the Committee considers candidates recommended by stockholders. To be considered, nominations must be submitted in writing to the Committee in care of the Secretary of NVE within the time frame fixed by NVE’s By-Laws as reported in this proxy. Any stockholder submitting a recommendation should include as much information as he or she deems appropriate for consideration by the Committee. The Secretary will then submit the recommendation to the Committee for consideration at or before the time the Committee makes its recommendations to the Board for nominees for the next Annual Meeting of Stockholders.

Directors’ Role in Risk Oversight

     To establish a framework for oversight of risk at the Company, the Board of Directors adopted the NV Energy Enterprise Risk Management and Control Policy. This policy established the Enterprise Risk Oversight Committee (“EROC”), which is comprised of members of senior management and is responsible for ensuring that adequate risk assessment and control policies and procedures are in place and followed. The EROC is the principal mechanism by which the Board of Directors is kept apprised of the risk profile of the Company as well as the Company’s risk control efforts. The EROC reports quarterly to the Audit Committee of the Board, which is informed of the Company’s risk control efforts, is advised of any corrective actions taken, and considers any proposed modification of risk control policies within the Company. In addition to the EROC’s reports to the Audit Committee, senior management assesses and reports quarterly to the Audit Committee regarding the risk factors and forward-looking statements contained in the Company’s Form 10-K and 10-Qs. In addition, Internal Audit conducts an annual risk assessment and prepares an audit plan that is updated throughout the year and any changes are approved by the Audit Committee. The risk assessment process for the May 2010 to December 2010 audit plan included leveraging information about priorities and risks from publicly available sources, interviews with senior management, and facilitated sessions with the Internal Audit team. The Internal Audit plan was developed based on the key risk drivers identified, knowledge of past internal audits, and the views and perspectives of senior management and the entire Internal Audit team. Furthermore, the full Board receives reports directly from members of senior management regarding various strategic, financial and operational risks facing the Company. The Board of Directors believes that this structured approach to risk oversight – quarterly reports of the EROC, senior management and Internal Audit to the Audit Committee combined with regular reports on risk from senior management to the full Board – ensures that the complex subject of risk management receives detailed oversight at the Audit Committee level while at the same time providing the full Board with an opportunity to be briefed directly on significant risks facing the Company and the efforts being made to address those risks.

BOARD COMMITTEES

     The Board of Directors maintains the following committees: Audit; Compensation; Nominating and Governance; and Finance. The Board may establish ad hoc committees for specific projects from time to time. The charters of our Audit, Compensation, and Nominating and Governance committees, our corporate governance guidelines, and our code of business conduct and ethics are posted on the Company’s website at www.nvenergy.com.

     There were a total of nine meetings of the Board of Directors during 2010. Each member of the Board attended at least 75% of all meetings of the Board of Directors and at least 75% of all Committee meetings on which he or she served. In 2010, Directors held a regularly scheduled executive session without management present and met in executive session from time to time during other Board meetings. Philip Satre, the Non-Executive Chair of the Board, presided over these Executive Sessions.

Audit Committee

     The Audit Committee was established in July 1992 to periodically confer with NVE’s independent auditors and to review its internal auditing program, its procedures and its financial statements to ensure that NVE’s operations and financial reporting are in compliance with all applicable laws, regulations, and NVE policies. In 2010, the Audit Committee assumed additional responsibilities related to risk oversight, including, with the advice and assistance of management’s Enterprise Risk Oversight Committee, to discuss guidelines and policies that govern the process of risk assessment and risk management and make recommendations to the Board on risk management policy. The Directors presently serving on the Audit Committee, all of whom are “independent,” as defined in the NYSE Listing Standards, are: Mr. Christenson (Chair), Ms. Clark, Mr. Frank, Mr. Kennedy, Ms. Mullarkey and Mr. O’Reilly. The Audit Committee met five times in 2010. The membership and structure of the Audit Committee as well as its governing documents satisfy all requirements of the SEC and the NYSE. The Committee’s charter is posted on NVE’s website at www.nvenergy.com.

Compensation Committee

     The Compensation Committee was formed in July 1999 and assumed the duties of a pre-existing Compensation and Organization Committee, originally formed in 1991. This Committee reviews executive officer performance and reviews and recommends to the Board any changes in compensation for executive officers so that they are compensated in a manner consistent with NVE’s compensation strategies, internal fairness considerations, competitive practice and the requirements of the appropriate regulatory bodies. The Committee also periodically reviews non-employee Director compensation. The Committee further oversees NVE’s pension, 401(k) and other benefit plans. The Committee’s charter is posted on NVE’s website at www.nvenergy.com. The Directors presently serving on the Compensation Committee are Mr. Anderson (Chair), and Messrs. Christenson, Day, Frank and Snyder. The Compensation Committee met seven times in 2010. All members of the Compensation Committee are independent as defined in the NYSE Listing Standards. No member of the Committee has any relationship with NVE that might interfere with the exercise of independent judgment or overall independence from management of NVE.

Nominating and Governance Committee

     The Nominating and Governance Committee, which was formed in August 2003, assumed certain duties formerly discharged by the Human Resources Committee. This Committee considers nominations to the Board of Directors as recommended by or from a variety of sources, including Board members, senior management, community and business leaders, stockholders and search agencies to whom it has paid fees in the past and may continue to pay a fee. In 2009, the Committee assumed additional governance responsibilities related to non-financial compliance and sustainability matters, including the Company’s Related Party policy, implementation of Company compliance programs and review of the Company’s sustainability report. The Committee also recommends appointments of Directors to Board Committees and reviews plans for management succession. Pursuant to NYSE rules, the Committee’s Charter and NVE’s Code of Business Conduct, and Corporate Governance Guidelines are posted on NVE’s website at www.nvenergy.com.

     The Directors presently serving on the Nominating and Governance Committee are Mr. Snyder (Chair), and Messrs. Anderson, Day, Kennedy and Satre. The Nominating and Governance Committee met five times in 2010. All members of the Nominating and Governance Committee are independent as defined in Section 303A of the NYSE Listed Company Manual. No member of the Committee has any relationship with NVE that might interfere with the exercise of independent judgment or overall independence from management of NVE.

Finance Committee

     The Finance Committee, prior to April 30, 2009 known as the Planning and Finance Committee, was formed in July 1999. This Committee reviews and makes recommendations to the Board concerning budgets, the type and amount of financing, insurance, dividends, benefit plan investment performance, and real estate matters. The Directors presently serving on the Finance Committee are Mr. O’Reilly (Chair), Ms. Clark, Ms. Mullarkey and Messrs. Satre and Yackira. The Finance Committee met five times in 2010.

EMPLOYEE COMPENSATION

     NVE does business in a highly-regulated industry that continues to stand in the middle of national energy and environmental policy debates and is increasingly characterized by emerging technologies. NVE follows a compensation strategy appropriate for such an industry and designed to manage risk by employing a balanced portfolio of performance and market driven compensation components designed to optimize stockholder and customer interests and thereby ensure sustainable business success and value-creation. This compensation strategy supports the Company's vision to be the premier provider of energy in Nevada and is further aligned with NVE's mission to provide energy, products and services that enable our customers to manage their energy needs while delivering industry-leading returns for our investors.

     Compensation packages at NVE are generally targeted at the median of our energy services industry. Regular full time employees at NVE receive a base salary, supplemented with incentive pay, together with employee benefits. Annual incentive awards are available to all Company employees upon the accomplishment of individual performance objectives and annual business goals, which balance three areas: financial performance, customer perception and operational performance. Longer term incentive awards are available to our executive officers and senior management upon the accomplishment of business goals tied to stock price performance and other corporate performance goals over a longer period of time. Our Long-Term Incentive Plan is designed to balance business goals with sustainable growth, prudent risk management, long-term value creation and to attract and retain our key talent. In executing our business goals, all employees are guided by The Power of Integrity which sets forth the fundamental ethical and legal responsibilities that all employees are expected to uphold.

Management of Compensation Related Risk

     Consistent with SEC disclosure requirements, management conducted a pay risk assessment in 2010 and found that NVE’s compensation plans do not encourage excessive or unnecessary risk-taking, and are not reasonably likely to have a material adverse effect on NVE. The process involved a comprehensive review of NVE incentive plans and enterprise risks. A team composed of senior members from the People Resources, Internal Audit and Legal departments inventoried and reviewed elements of the compensation policies and practices. This assessment included a review of the primary design features of the Company’s compensation policies and practices, the process for determining executive and employee compensation and consideration of features of our compensation program that help to mitigate risk. Among other things, this analysis examined the balance between fixed and variable pay, the mix of equity-based awards, existence of caps on incentive compensation, composition and balance of performance metrics and the various performance thresholds, and stock ownership requirements. F. W. Cook & Co, Inc. (F.W. Cook & Co) the independent consultant to the Compensation Committee, reviewed the pay risk assessment and agreed that incentive plans are generally well-aligned with sustainable shareholder value creation, and that no risks arise from NVE’s employee compensation policies and practices that would be reasonably likely to have a material adverse effect on NVE. The Compensation Committee agreed that risks arising from NVE's employee compensation policies and practices are not reasonably likely to have a material adverse effect on NVE.

     Management’s pay risk assessment considered how its compensation programs, plans and actions, individually and in the aggregate, affected enterprise risks. The assessment most closely considered incentive-based pay programs at NVE, most notably its incentive pay plans, and severance and change in control provisions. The pay risk assessment confirmed that the compensation of our employees, including our officers, rewards the long-term financial health and sustainable business performance of the Company and encourages our officers to appropriately manage risk. Specifically, the following elements of the Company's compensation programs were key to management’s determination:
  Employee incentive pay is set on an enterprise-wide basis, based on overall corporate performance. Operations performance measures vary slightly between Bargaining Unit employees and non-Bargaining Unit employees. Individual departments do not have separate incentive or compensation plans or programs.
  Employee incentive pay is primarily contingent on overall corporate performance, with a secondary opportunity to reward individual performance.

  Incentive compensation is subject to target caps and minimum performance thresholds which mitigates risk and is in line with the Compensation Committee’s pay for performance philosophy.
  Annual awards are predominantly based on the accomplishment of annual corporate performance goals that take into consideration a long-term view, mindful of enterprise risk. The 2010 Corporate Performance Goals consider both stockholder interests and customer interests, translated in balanced financial, customer and operational related metrics, which ensures that employees do not focus on driving financial or any other single performance result in a manner that would adversely affect the Company.
  A larger percentage of targeted incentive pay for key employees is delivered through equity-based incentive compensation, aligning employee and stockholder interests. Equity-based awards made to our employees vest based on Total Shareholder Return (TSR) results and performance of corporate performance goals on a three-year basis. These multi-year criteria focus our employees on sustainable stockholder value creation, rather than annual performance. The multi-year design in which recipients always have equity which will vest in the future further mitigates the annual performance focus of the short-term awards, and encourages a long-term and sustainable approach to business performance and risk management.
  Individual performance awards are based on achievement of individual objectives that must be designed to support Company strategies and goals. Individual performance awards are subject to caps and are based on a percentage of base salary depending on position and performance level. These caps, which limit the upside incentive payout, act as a mitigating control so that employees are discouraged from engaging in unnecessary or excessive risk taking in an attempt to drive outsized awards.
  Severance and change in control programs are within market-competitive practice, and do not contain provisions that would encourage executives to engage in behavior related to transactions that are not in the best interests of stockholders.
  Officers are subject to equity ownership guidelines and retention requirements, which aligns their interests with stockholder interests and directs their focus on long-term, sustainable stockholder value creation.
  The Enterprise Risk Management process assesses enterprise risks relative to the corporate objectives and performance metrics on a regular basis, and compensation programs are regularly assessed against those processes.
  Discussions related to Company goal-setting and relative performance achievement determinations routinely include considerations of risk and the sustainability of performance.
EXECUTIVE COMPENSATION

COMPENSATION DISCUSSION AND ANALYSIS

     This Compensation Discussion and Analysis outlines the philosophy and objectives of our executive compensation program, describes how compensation decisions were made in 2010, and provides details about the material, individual components of total compensation for the named executive officers, or NEOs, in 2010. The NEOs are described on pg 41. The Compensation Committee, or the Committee, which is composed entirely of Directors who are independent in accordance with the NYSE Listing Standards, makes final compensation decisions regarding the NEOs.

EXECUTIVE SUMMARY

NVE 2010 Compensation Program

     NVE does business in a highly-regulated industry which stands in the middle of national energy and environmental policy debates and is increasingly characterized by emerging technologies. NVE follows a compensation strategy appropriate for an investor owned utility that manages risk by employing a balanced market driven executive compensation program designed to optimize stockholder and customer interests and ensure sustainable business success and value-creation, and that only pays for successful achievement of sustainable performance goals. This compensation strategy supports the Company's vision to be the premier provider of energy in Nevada and is further aligned with NVE's mission to provide energy, products and services that enable our customers to manage their energy needs while delivering industry-leading returns for our investors.

     Executives at NVE are motivated with meaningful incentives. All employees at NVE have an opportunity to earn incentive pay tied to sustainable corporate performance at a percentage of base salary (at different targets and weightings, depending on title and responsibilities). At the heart of NVE’s incentive compensation program is an equity incentive plan (Long-Term Incentive Plan, or LTIP) that rewards performance over a three year period, and a cash incentive plan (Short-Term Incentive Plan, or STIP) that rewards performance on an annual basis, each designed to link incentive pay to sustainable performance.

     In 2010, more than 75% of targeted annual compensation for our CEO and about 65% of targeted annual compensation for our other Named Executive Officers (NEOs) was incentive based, and predominantly tied to long-term stock performance and the consistent achievement of balanced Corporate Performance Goals. Individual accomplishments by our NEOs are also rewarded on a secondary level.
  At the start of 2008, the Committee had granted Performance Units under the LTIP to our NEOs at a multiple of their base salary, and made vesting of those units contingent upon the favorable three-year performance of NVE stock relative to its industry peers measured at year-end 2010 (weighted at 66.67%). In addition, our Committee granted Performance Shares to our NEOs at the start of 2008 under the LTIP, the vesting of which remained contingent and was based on a three-year average Corporate Performance Goal performance, measured at year-end 2010 (weighted at 33.33%).

  At the start of 2010, the Committee offered our NEOs an opportunity to earn cash compensation under the STIP at a percentage of their base salary, made contingent on the favorable performance of 2010 Corporate Performance Goals (weighted at 75%), and, to a lesser extent, depending upon the accomplishment of Individual Performance Objectives set for 2010 (weighted at 25%).
     2010 Corporate Performance Goals

     Faced with a depressed economy in Nevada and an increasingly stringent legal standard to provide electricity from renewable energy resources, the Board focused the 2010 Corporate Performance Goals on cost containment, creating greater value for our customers and running efficient and sustainable business operations in support of NVE’s overall vision to be the premier provider of energy for Nevada, by setting the following three main goals:
  Assuring Investment Diligence (Financial Performance);
  Building Strong Customer Relationships (Customer Performance); and
  Achieving Operational Excellence and Delivering Sustainable Energy (Operational Performance).
Each of these goals is broken down into more detailed objectives, with specified performance metrics and a score card, as discussed in detail in this CD&A.

For 2010, NVE’s management was successful in achieving its goals for 2010 and rewarded the NEOs accordingly, both under the LTIP and STIP.

Performance under Long-Term Incentive Plan

➢
Performance Units: For the three-year period ended December 31, 2010, NVE ranked in the 46th percentile relative to its peers in the S&P Super Composite Utility Index. As a result, 86.67 % of our CEO and other NEOs targeted Performance Units granted in 2008 vested under the LTIP. This event marked a positive turning point for TSR related LTIP performance. In both 2008 and 2009, we made no payouts under our Long-Term Incentive Program (LTIP) because we did not meet our performance targets, and we did not provide any relief in the form of increased other compensation to offset the zero payout, consistent with our pay for performance philosophy.

➢	Performance Shares: For the three-year period ended December 31, 2010, NVE achieved an above target average Corporate Performance Goal score. As a result, 101.60% of our NEOs targeted

Performance Shares granted in 2008 vested under the LTIP.

Corporate Results 2008-2010

➢	In addition, our CEO and other NEOs received special Restricted Stock Units under the LTIP, as follows:

	o	Ms. Samil received an award of 110,000 Restricted Stock Units at the time of hire. The award will vest over the next three-years so long as Ms. Samil remains employed with NVE.
	o	In recognition of Mr. Bethel’s service as Interim CFO and Interim Treasurer from February 3, 2010 – May 31, 2010, he received a total of 10,000 Restricted Stock Units which will vest in 2011.

Performance under Short-Term Incentive Plan

•	NVE achieved an Above Target 2010 Corporate Performance Goal overall score which resulted in a payout of 124% of incentive target.
Corporate Goals 2010

•	The Compensation Committee determined that our CEO and other NEOs achieved their Individual Performance Objectives for 2010 and assessed their leadership over the course of 2010, taking into account individual leadership qualities, decision-making abilities and risk-balancing efforts among other things.

	➢	Short-Term Incentive Pay: Based on the 2010 Corporate Performance Goal score as well as review of the Individual Performance Objectives, our CEO and other NEOs earned a payout under the STIP, as follows:

		o	CEO: 31.8% above STIP incentive target.
		o	Other NEOs as a group: average 27.9% above STIP incentive target.

2010 LTIP Grants contingent on future performance

     In 2010, the Board approved the 2010 LTIP equity grants to Named Executive Officers, as follows:

•	Two thirds of the equity grants under the LTIP plan will be awarded as Performance Units against a Total Shareholder Return (TSR) measured against the S&P Electric Utility index.
•	One third of the equity grant under the LTIP plan will be awarded as Performance Shares measured against a three year average aggregate payout of the STIP.

     The TSR-based Performance Units will vest, if at all, at the end of 2012 based on a comparison of NVE’s TSR to other companies on the S&P Electric Utility index. No shares will vest if the Company’s TSR is below the

35th percentile on this index, 50% of the grant will vest if the TSR is at the 35th percentile, 100% will vest if the TSR is at the 50th percentile and 150% will vest if the TSR is at or above the 75th percentile (proportionately adjusted to the extent performance values are between these markers).

     The grant date fair value of NVE LTIP Performance Unit and Performance Share grants made in 2010, excluding RSUs, was approximately 93% of the value of LTIP awards made in 2009.

2010 Corporate Governance and Compensation related Board Actions

•	Our Compensation Committee and Board reviewed executive compensation best practices and took the following actions:

	o	Increased minimum stock ownership guidelines for all Directors and senior officers;
	o	Eliminated cash perquisites;
	o	Abolished tax gross-ups on executive life insurance premiums; and
	o	Consolidated life insurance coverage for NEOs into one plan and decreased the coverage level from an average of five times annual base salary to three times annual base salary up to a maximum of $1,750,000.

•	Our Compensation Committee hired a new executive compensation consultant, Frederic W. Cook & Co, Inc (F.W. Cook & Co), as its independent executive compensation advisor, who, after a brief transition period, became the Compensation Committee’s exclusive executive compensation consultant in March 2010.

•	Our Compensation Committee and Board adopted a new peer group in May 2010. The Compensation Consultant determined that market median values for 2010 derived from the new peer group did not materially differ from those established for 2010 by the former executive compensation consultant, Towers Watson.

•	Our Compensation Committee and Board increased base salaries for NEOs, which had remained frozen since 2008, bringing CEO and other NEO pay in line with prevailing market median values.

•	Our Audit Committee and Board amended the NVE Insider Trading Policy to include a hedging prohibition on NVE stock for all employees, including NEOs, and Directors as well.

     NVE business climate in 2010

     In 2010, NVE as an investor owned electric and gas utility found itself in the midst of an ongoing national debate on economic, energy and environmental policy matters. The national recession continued to severely impact the state of Nevada in 2010. After a long period of serving the fastest-growing state in the country, NVE entered an era of much slower customer and load growth. At the same time, the Nevada legislature enacted one of the most aggressive renewable energy portfolio requirements in the country. In 2010, NVE’s Utilities were required to obtain or produce twelve percent (12%) of their total retail energy from renewable energy sources in 2010, escalating to twenty percent (20%) by 2015 and to twenty-five percent (25%) by 2025 under Nevada law (“Renewable Portfolio Standard” or RPS). Up to 25% of the Renewable Portfolio Standard may come from energy savings resulting from energy efficiency and conservation programs, and a minimum of 5% must come from solar energy resources. Compliance with the RPS is of critical importance. Failure to meet these levels could subject NVE’s Utilities to fines.

     Against this backdrop, NVE focused in 2010 on cost containment, environmental and operational sustainability and remained steadfast in carrying out NVE’s overall vision to be the premier provider of energy for Nevada. NVE’s vision was translated in a three-part energy strategy, which consists of the following elements:
  Energy efficiency and conservation programs;
  Purchase and development of renewable energy projects; and

  Construction of highly-efficient generating and transmission facilities and optimizing the operations of current generation assets.
     During 2010, implementation of the three-part strategy focused on projects that would allow NVE to leverage existing assets, improve transmission capabilities which are necessary for our Utilities to meet Nevada’s Renewable Portfolio Standard, and to further develop our Smart Grid/Smart Meter program (“NVEnergize”) which will allow us to effectively contain capital and operating costs and reduce our cost structure and future capital expenditures.

     NVE’s utility subsidiaries are subject to state regulatory oversight by the Public Utilities Commission of Nevada (PUCN). The three-part strategy and other business and project achievement are subject to ongoing review by the PUCN as part of the Utilities’ Integrated Resource Plans, Energy Supply Plans and General Rate Cases. The Utilities recover investments and costs through a ratemaking process under regulatory oversight of PUCN and must demonstrate that those costs are beneficial to the Utilities’ customers. As a result, the Compensation Committee believes that it is essential that our compensation program include significant features that take into account our customers’ interests.

     2010 NEO Compensation Goals

     The Compensation Committee developed a compensation program for 2010 designed to provide incentives to NVE’s management and employees to achieve strong returns for our investors while at the same time laying the groundwork for the long-term financial success of the Company. The principal element of this program was an incentive compensation system that looked to overall shareholder return and considered key operational achievements. For 2010, incentive compensation made up over 75% of target total direct compensation for our CEO and approximately 65% for other NEOs. The chart below reflects compensation related to base salary and incentive pay based on fixed goals and demonstrates what percentage of total direct compensation was at-risk. It does not reflect one grant awarded upon the commencement of new employment and one grant in recognition of exceptional performance. It also excludes information relating to two individuals who served as NEOs either on an interim basis or for a short period of time.

2010 Target Total Direct Compensation Components

     Elements of Compensation

     The Committee believes that NVE's success starts with the right leadership. The Committee seeks to offer executive compensation that is market competitive, as well as fair and prudent for an investor-owned utility. The three objectives of NVE’s executive compensation program are:
  Reward executive officers appropriately for their contributions to the growth, profitability and success at meeting our other goals and objectives, while also appropriately managing risk.

  Link the interest of executive officers to the long-term interests of the stockholders through a mix of short-term and long-term incentives that include downside risk, as well as upside potential.

  Attract, retain and incentivize exceptionally knowledgeable and experienced executive officers who are dedicated to the Company's business goals.

     The following table sets forth the primary components of compensation for our NEOs, which have been designed to meet the objectives described above:

Compensation Component	Description	Reward Short-Term Performance	Reward Long-Term Performance	Link Interests to Shareholders	Attract and Retain

Base Salary	Fixed component of pay intended to compensate for day-to-day responsibilities.				▲

Long-Term Equity Incentives related to performance of NVE Stock awarded under Long-Term Incentive Plan (LTIP) Performance Units	The NEOs were granted two-thirds of the value of their long-term equity incentive awards in the form of Performance Units. The Performance Units vest after three years, but only to the extent NVE achieves a minimum level of shareholder return when compared to the S&P Super Composite Electric Utility Index over a three-year period.		▲	▲	▲
Long-Term Equity Incentives related to performance of Corporate Performance Goals awarded under LTIP Performance Shares	One-third of the value of long-term equity incentive awards to NEOs was in the form of Performance Shares. The Performance Shares vest after three years, but only to the extent annual Corporate Performance Goals are sufficiently and consistently met over a three-year period.		▲	▲	▲
Short-Term Cash Incentives related to Performance of annual goals awarded under Short-Term Incentive Plan (STIP)	NVE seeks to reward short-term performance with the possibility of annual cash awards to all employees, including the NEOs, based on achievement of Corporate Performance Goals and Individual Performance Objectives.	▲		▲
Retirement and Other Benefits	Fixed component of pay intended to protect against catastrophic and other expenses (healthcare, disability and life insurance) and provide retirement savings opportunities (retirement plans, 401(k) plans and non-qualified deferred compensation).				▲
Perquisites	Expenses paid or reimbursed by the Company intended to help attract and retain executive talent and further key business relations.				▲
Post-termination Benefits	Fixed pay intended to provide temporary income following an executive officer’s involuntary separation and, in the case of a change of control, to provide continuity of management through the transaction.				▲

Named Executive Officers

The NEOs in 2010 were:
  Michael W. Yackira, Chief Executive Officer
  William D. Rogers, Chief Financial Officer, Senior Vice President and Treasurer (until February 2, 2010)
  E. Kevin Bethel, Interim Chief Financial Officer and Interim Treasurer (February 3, 2010 – May 31, 2010)
  Dilek L. Samil, Chief Financial Officer, Senior Vice President, Finance and Treasurer (June 1, 2010 - present)
  Jeffrey L. Ceccarelli, Senior Vice President, Energy Supply
  Roberto R. Denis, Senior Vice President, Energy Delivery
  Paul J. Kaleta, Senior Vice President, Shared Services, General Counsel and Corporate Secretary
Executive Compensation Design

     At the beginning of each calendar year, the Committee reviews and approves compensation levels and targets with input from the Committee’s independent compensation consultant F.W. Cook & Co. Annual Individual Performance Objectives for each NEO are established with the CEO, with input from the NEOs.

     In determining the appropriate targeted compensation for each NEO, the Committee considers incentive pay weighting, median pay for similar positions, differentials related to experience, job responsibilities, individual performance, external market conditions, and pay alignment among the officer team, among other factors.

     For 2010, the Committee set the following Corporate Performance Goals:
  Financial Performance: Assuring Investment Diligence;
  Customer Performance: Building Strong Customer Relationships; and
  Operational Performance: Meeting or exceeding performance/compliance standards aimed at Achieving Operational Excellence and Delivering Sustainable Energy, known as Key Performance Indicators.
     Accomplishment of annual Corporate Performance Goals are at the heart of Short-Term Incentive Plan. In the case of the NEOs, the Short-Term Incentive Plan also contained incentives for meeting Individual Performance Objectives. For 2010, NEO Individual Performance Objectives generally focused on achieving certain financial goals, executing plans for renewable resource development, accomplishing the interconnection between our northern and southern service territories and the implementation of NVEnergize, while continuing to provide safe and reliable service to our customers.

     Accomplishment of long-term performance goals are at the heart of the Long-Term Incentive Plan. In 2010, equity-based compensation for NEOs consisted of the following:
  Two-thirds of the value was based on NVE’s stock price performance relative to industry peers over a three-year period;
  One-third of the value was based on the extent to which Corporate Performance Goals under the Short-Term Incentive Plan are met over a three-year period; and
  Additional discretionary Restricted Stock Units (RSUs) were awarded for new employment and special performance.
     In determining any additional grants to be made under these plans, the Committee considered NEO performance, incentive compensation paid in recent years and recommendations and analyses provided by the independent compensation consultant.

     The Committee reviews officer performance against Corporate Goal Performance and stock performance on a frequent basis, and further considers progress of Individual Performance Objectives of the CEO and other NEOs against execution of corporate strategy and business achievements.

Compensation Consultant

     In determining base salary and the appropriate total direct compensation (i.e., sum of base salary, short-term incentive cash compensation and the value of long-term incentives) for each NEO, the Committee relies on information and benchmarks provided by a compensation consultant.

     In late 2009, the Committee retained F.W. Cook & Co as its new independent compensation consultant. The transition from the former compensation consultant, Towers Watson, to F.W. Cook & Co was completed in March 2010.

     During the first quarter of 2010, there was an intentional overlap in compensation consulting services provided by Towers Watson and F.W. Cook & Co in order to maintain consistency and data integrity in how NEO compensation was presented to and reviewed by the Committee during the critical process of setting NEO compensation.

     Representatives of F.W. Cook & Co attended all Committee meetings in 2010. Specifically, the nature and scope of F.W. Cook & Co’s assignments and material elements of NVE's instructions were as follows:
  Perform Pay Risk Assessment and present results to the Committee;
  Review NVE executive compensation programs to ensure alignment with best compensation practices;
  Provide market analysis concerning NVE executive officer compensation and present results to the Committee;
  Prepare direct and rebuttal testimony related to NVE executive compensation in state utility regulatory rate case proceedings;
  Testify about NVE executive compensation in state utility regulatory rate case proceedings (direct and rebuttal phases); and
  Provide market analysis and consulting related to compensation for Ms. Samil.
     The Committee paid F.W. Cook & Co $334,459 for compensation consulting services rendered in 2010. No additional consulting services were provided to the Company or the Committee by F.W. Cook & Co for 2010.

     The Committee paid Towers Watson $119,966 for executive compensation consulting services rendered in 2010. NVE recorded a total of $1,974,071 related to benefit consulting and actuarial services rendered in 2010 that were paid, or otherwise accrued.

Compensation Benchmarking

     In 2010, the Committee considered competitive market rates, specifically concerning base salary and incentive awards, based on data from the Towers Watson 2009 CDB Energy Services Industry Executive Compensation Database (Energy Services Database, which was effective March 2009 and aged 3% to July 2010). At that time, the Compensation Committee did not rely on a group of specific companies as a "peer group" but rather compared NVE to companies within the Energy Services Database for benchmarking purposes. The Energy Services Database consisted of 98 companies of varying sizes within the "energy services" industry, which includes companies with both regulated and unregulated utility operations, as well as independent power producers. Since the database contains companies that are both smaller and larger than NVE in terms of annual revenues, Towers Watson used regressed values to ensure that compensation findings were consistent with NVE's revenue size. The following companies are included in the Energy Services Database:

AEI Services	E.ON U.S.	Midwest Independent	Puget Energy
AGL Resources	Edison International	Trans Sys Operator	Regent Energy Partners
Allegheny Energy	El Paso Corporation	Mirant Corporation	LP
Allete	Electric Power Research	NY Independent System	Reliant Resources
Alliant Energy	Institute	Operator	Salt River Project
Ameren	Enbridge Energy	New York Power	SCANA
American Electric Power	Energen	Authority	Sempra Energy
Areva NP	Energy Future Holdings	Nicor	Southern Company
ATC Management	Energy Northwest	Northeast Utilities	Services
Atmos Energy	Entergy	NorthWestern Energy	Southern Union
Avista	EPCO	NRG Energy	Company
BG US Services	ERCOT	NSTAR	Southwest Power Pool
Black Hills Power & Light	Exelon	NW Natural	Spectra Energy
California Independent	FirstEnergy	OGE Energy	STP Nuclear Operating
System Operator	FPL Group	Oglethorpe Power	TECO
Calpine	Garland Power & Light	Omaha Public Power	Tennessee Valley
CenterPoint Energy	GDF SUEZ Energy North	Otter Tail	Authority
Cleco	America	Pacific Gas & Electric	TransCanada
CMS Energy	Hawaiian Electric	Pepco Holdings	UIL Holdings
Colorado Springs Utilities	IDACORP	Pinnacle West Capital	UniSource Energy
Consolidated Edison	Integrys Energy Group	PJM Interconnection	Unitil
Constellation Energy	ISO New England	PNM Resources	Westar Energy
CPS Energy	Knight	Portland General Electric	Westinghouse Electric
DCP Midstream	Lower Colorado River	PPL	Williams Companies
Dominion Resources	Authority	Progress Energy	Wisconsin Energy
DPL	MDU Resources	Public Service Enterprise	Wolf Creek Nuclear
Duke Energy	MGE Energy	Group	Xcel Energy
Dynegy

     Although the Energy Services Database was the Committee’s primary market resource, Towers Watson also provided the Committee with compensation information drawn from the Towers Watson 2009 U.S. General Industry Executive Compensation Database (General Industry Database) as a secondary reference for positions that are not specific to the energy industry (e.g., CFO, General Counsel). The General Industry Database was not used for salary determination purposes. The General Industry Database provides market compensation information for over 150 executive and senior management positions representing more than 760 participating organizations across all industries and includes a variety of privately-held and public organizations varying in revenue size.

     In May 2010, at the recommendation of F.W. Cook & Co, the Committee established and adopted a defined peer group for NEO compensation (“Compensation Peer Group”), which it expects to use for NEO compensation benchmarking in future years. The Compensation Peer Group consists of utility companies with Global Industry Classification Standard codes for electric utilities, gas utilities and multi-discipline utilities. The companies within the Compensation Peer Group range in size from one-half to two times NVE in terms of revenue and one-third to two times NVE in terms of enterprise value. As of May 2010, the NVE Compensation Peer Group included:

Allegheny Energy	Nicor	Pinnacle West Capital
Alliant Energy	NiSource	SCANA
Ameren	Northeast Utilities	TECO Energy
Atmos Energy	NSTAR	Wisconsin Energy
MDU Resources	OGE Energy

     F.W. Cook & Co compared benchmark data from the Compensation Peer Group to the benchmark data provided by Towers Watson and relied upon by the Committee in determining NEO compensation levels for 2010. While the group of companies is notably different, the Committee, in consultation with F.W. Cook & Co, did not identify material differences between the market median values and compensation benchmarks provided by Towers Watson and F.W. Cook & Co.

NEO Compensation Relative to Benchmark

     Target Total Direct Compensation (i.e., the sum of base salary, target Short-Term incentives and target Long-Term incentives) compared to the Energy Services Database at the median, is presented below:

Comparison of NEO Target TDC to Market Median (1) (2)
____________________

(1)	The Energy Services Median information was provided by Towers Watson using March 2009 data from the Energy Services Database that was aged 3.0% to July 2010.
(2)	As a result of Mr. Rogers’ resignation effective February 2, 2010, the Committee did not finalize target compensation values for him. Therefore, he is not included in this comparison.
(3)	Mr. Bethel’s Total Direct Compensation was based on his position as Vice President and Chief Accounting Officer. He served for four months in his capacity as Interim CFO.

     A breakdown of the components of total direct compensation (base salary and target incentives) as compared to market median values is reflected in the following tables:

Comparison of NEO Target Base Salary to Market Median (1) (2)

____________________

(1)	The Energy Services Median information was provided by Towers Watson using March 2009 data from the Energy Services Database that was aged 3.0% to July 2010.
(2)	As a result of Mr. Rogers’ resignation effective February 2, 2010, the Committee did not finalize target compensation values for him. Therefore, he is not included in this comparison.
(3)	Mr. Bethel’s Total Direct Compensation was based on his position as Vice President and Chief Accounting Officer. He served for four months in his capacity as Interim CFO.

Short-Term and Long-Term Incentive Targets (relative to base salary)

NEO & Position	Target Short-Term Incentive	Energy Services Median Target Annual Incentive	Target Long-Term Incentive	Energy Services Median Target Long- Term Incentive
M. Yackira, CEO	100%	100%	215%	215%
D. Samil, CFO	60%	60%	140%	135%
E. Bethel, Interim CFO	50%	60%	75%	135%
J. Ceccarelli, Sr. VP	55%	50%	125%	105%
R. Denis, Sr. VP	55%	55%	125%	125%
P. Kaleta, Sr. VP	60%	55%	125%	120%

     Base Salary, actual Cash Compensation (i.e., base salary plus STIP award) and actual Total Direct Compensation (i.e., actual Cash Compensation plus the grant date fair value of long-term incentives awarded to each NEO in 2010), compared to the median target from the Energy Services Database, are presented in the table below. The amounts set forth as actual Total Direct Compensation include values for long-term incentives at the time of the grant as reflected in the Summary Compensation Table, and, as a result, do not represent amounts actually paid to the NEOs in 2010.

				Total Cash Compensation (TCC)			Total Direct Compensation (TDC)
	Base Salary			(base salary plus short-term incentive)			(base salary plus short- and long-term
							incentives)
NEO and position								Energy
		Energy			Energy Services			Services
	Actual	Services	% Diff	Actual Cash	Median Target	% Diff	Actual	Median Target	% Diff
	Base	Median Target		Compensation	Cash		Total Direct	Direct Total
	Salary	Base Salary			Compensation		Compensation	Compensation
		(1)			(1)			(1)
Michael W. Yackira	$800,000	$885,000	-10.6%	$1,854,000	$1,770,000	4.5%	$3,665,268	$3,673,000	-0.2%
CEO
Dilek S. Samil	$475,000	$470,000	1.1%	$806,300	$752,000	6.7%	$2,532,304	$1,387,000	45.2%
CFO
E. Kevin Bethel	$260,000	n/a	n/a	$441,400	n/a	n/a	$646,747	n/a	n/a
Interim CFO (2)
Paul J. Kaleta	$420,000	$430,000	-2.4%	$742,200	$667,000	10.1%	$1,295,053	$1,183,000	8.7%
Sr. VP
Jeffrey L. Ceccarelli	$385,000	$340,000	11.7%	$647,600	$510,000	21.2%	$1,154,385	$867,000	24.9%
Sr. VP
Roberto Denis	$385,000	$380,000	1.3%	$664,000	$589,000	11.3%	$1,170,785	$1,064,000	9.1%
Sr. VP
____________________

(1)	The Energy Services Median information was provided by Towers Watson using March 2009 data from the Energy Services Database that was aged to July 2010.
(2)	A salary comparison for Mr. Bethel was not conducted in light of the interim nature of his appointment.

     The Committee believes base salaries, actual Short-Term Incentives and actual Long-Term Incentives for 2010 were appropriate relative to similar companies within our industry and were also appropriate based on its evaluation of individual NEO experience, responsibilities and performance. The following provides a summary and justification of compensation actions for each NEO.

     Michael W. Yackira, CEO

     In February 2010, the following compensation changes were made for our CEO:
  Base salary was increased 14.3% to $800,000. This was Mr. Yackira’s first base salary increase since February 2008. (In 2009, the Committee approved his request to voluntarily freeze his salary).
  Short-Term Incentive Plan Target was increased to 100% of base salary from 95% of base salary.
  Long-Term Incentive Plan Target remained unchanged at 215% of base salary.
     Although Mr. Yackira received an increase in both his base salary and target short-term incentive compensation, his target Total Direct Compensation remained 10.6% below the target TDC median of our peer group. The Committee recommended these increases to move his Total Direct Compensation closer to market median which is in line with its overall philosophy of targeting the median.

     Although Mr. Yackira’s actual Base Salary is reflected above as 10.6% below median of our peer group, his actual Total Cash Compensation and actual Total Direct Compensation for 2010 were within 5% of median target compensation.

     William D. Rogers, Chief Financial Officer, Senior Vice President & Treasurer (until February 2, 2010)

          Mr. Rogers resigned his position effective February 2, 2010; therefore, he was not included in the final compensation review conducted by the Committee and the Board in 2010.

          E. Kevin Bethel, Interim Chief Financial Officer & Interim Treasurer (February 3, 2010 - May 31, 2010)

     Mr. Bethel served in his role as Interim Chief Financial Officer and Interim Treasurer from February 3, 2010 through May 31, 2010. For the remainder of 2010, Mr. Bethel resumed his role as Vice President and Chief Accounting Officer. In light of the interim nature of Mr. Bethel’s tenure as CFO, his median base salary was targeted at the median base salary of a Chief Accounting Officer, not CFO. During his service as Interim CFO and Interim Treasurer, his Base Salary and Target Long-Term Incentive compensation were not adjusted. The Committee, however, recognized Mr. Bethel’s additional responsibilities with an increase in his Target Short-Term Incentive from 40% to 50% of his base salary for 2010 and a 10,000 Restricted Stock Unit (RSU) award that will vest in 2011. The grant date fair value of the RSUs is reflected in the Actual Total Direct Compensation column on the above table.

          Dilek Samil, Chief Financial Officer, Senior Vice President, Finance, & Treasurer (June 1, 2010 – present)

          Ms. Samil joined NVE Energy effective June 1, 2010, bringing more than 30 years of electric utility experience. Prior to joining NVE, she served as President and Chief Operating Officer for CLECO Power LLC, after having been its Chief Financial Officer since 2001. Prior to that she was with FPL Group and served as Vice President, Finance of FPL Energy (now NextEra Energy Resources), a leader in renewable energy development, and treasurer of FPL Group and Florida Power & Light Company.

          In consultation with F.W. Cook & Co, the Committee established Ms. Samil’s Target Total Direct Compensation at market median. As additional incentive to join NVE, the Committee awarded Ms. Samil a onetime taxable, cash sign on bonus of $100,000 as well as 110,000 Restricted Stock Units that will vest over the next three years so long as Ms. Samil remains employed with NVE. The grant date fair value of the Restricted Stock Units is reflected in the Actual Total Direct Compensation column on the above table.

     Ms. Samil’s Actual Total Cash Compensation is within 7% of market median which the Committee believes is appropriate given her experience and expertise. Ms. Samil’s Actual Total Direct Compensation is above market median as a result of the one-time Restricted Stock Unit award she was granted upon hire. The Committee, in consultation with F.W. Cook & Co, believes the RSU award was an appropriate incentive.

     Jeffrey L. Ceccarelli, Senior Vice President, Energy Supply

          Mr. Ceccarelli’s target and actual Total Direct Compensation is above the median of the peer group by approximately 24%. Mr. Ceccarelli has been with the Company for over 35 years and has served as an officer since February 1998. His compensation exceeds median values as a result of his extensive experience and tenure with the Company, as well as his additional responsibilities for overseeing fuel and power purchasing and the corporate-wide generation fleet.

     Roberto R. Denis, Senior Vice President, Energy Delivery

          Mr. Denis’ Total Direct Compensation has been set at the median of the peer group. Mr. Denis has served in his current role since June 2009. Prior to that he served as Senior Vice President, Energy Supply since 2003 when he first joined the Company.

          Mr. Denis’ actual base salary is approximately at median. His actual Total Direct Compensation is 9.1% above target median values as a result of an above target payout of his annual incentive based on corporate results as well as his individual performance. The increase in at-risk compensation is a reflection of the Committee’s philosophy of pay for performance.

     Paul J. Kaleta, Senior Vice President, Shared Services, General Counsel & Corporate Secretary

     Mr. Kaleta’s Total Direct Compensation has been set at the median of the peer group. Mr. Kaleta has served in his current role as General Counsel and Corporate Secretary since he joined the Company in February 2006.

     Mr. Kaleta’s actual base salary is approximately at median. His Total Direct Compensation is 8.7% above target median values as a result of an above target payout of his annual incentive based on corporate results as well as his individual performance. The increase in at-risk compensation is a reflection of the Committee’s pay for performance philosophy.

Minimum Stock Ownership Guidelines

     In 2010, the Ownership Guideline for the CEO was increased from two to five times his annual salary in NVE stock and for all other senior officers, including the NEOs, from one and a half to three times their annual salary. In addition, the new policy requires the CEO to retain 100% of the net shares realized from option exercises and stock vesting until the ownership guideline is met. The senior vice presidents are required to retain 50% of the net shares realized until their ownership guidelines are met.

     For purposes of determining compliance with this guideline, the Committee considers all stock-based incentive compensation awards and grants of full-value shares, whether vested or not, and all other holdings of Company stock by individual executive officer. As of February 4, 2011, all NEOs are in compliance with the new requirement.

2010 NEO Compensation Components and Elements

     Discussed below are the different pay components and elements of NEO compensation in 2010, specifically:
  Base salary
  Incentive pay (short- and long-term)
  Retirement and other benefits
  Perquisites
  Post-termination benefits
     The Committee believes that its compensation programs for NEOs were realistic, contemporary and in keeping with best practices in the industry.

Base Salary

     NVE provides all executive officers, including NEOs, with a fixed level of cash compensation for performing day-to-day responsibilities. In establishing salaries, the Committee is mindful of its philosophy to pay annual cash compensation to its executive officers at the median of cash compensation for comparable external market positions. The amount of cash compensation that is provided in the form of base salary is typically less than the potential amount of compensation that may be attained under NVE’s combined STIP and LTIP plans if targeted performance levels are met. This weighting reflects the Committee’s objective to ensure that a substantial amount of each NEO’s total compensation is tied to performance and the achievement of short-term and long-term corporate/business unit and individual goals.

Incentive Pay

     As described above, NVE’s incentive plans pay for performance based on the achievement of Company goals over the short- and long- term and specific Individual Performance Objectives. Short-term incentives under the STIP are tied to annual goals which promote performance excellence in financial metrics, customer services and operational targets. Long term incentives under the LTIP are designed to promote long-term stockholder value and sustainable Company performance.

     The Committee attempts to provide substantially more potential value to the NEOs through long-term awards than annual cash awards to promote alignment with long-term shareholder interests, corporate objectives, customer interests and executive officer retention.

Short-Term Incentive Plan (STIP)

     The STIP provides for cash payments to all employees based upon the achievement of goals set for a single fiscal year. Corporate Performance Goals are reviewed and revised annually by the Committee to ensure alignment of corporate performance measures with shareholder and customer interests. In addition, the NEOs are also measured on individual performance based on the specific objectives set at the beginning of the year.

     The Corporate Performance Goals are aimed at serving both our customers and shareholders. For 2010, the Corporate Performance Goals were subdivided into three categories, as follows:

▶	Assure Investment Diligence
▶	Build Strong Customer Relationships, and
▶	Achieve Operational Excellence and Deliver Sustainable Energy.

     For Corporate Performance purposes, the Committee assigned a 35% weighting to the Investment Diligence and Customer Relationships metrics and a 30% weighting to the Operational Excellence metrics, each of which are described in detail further below.

     For purposes of the STIP, the Committee considers corporate performance goals, as well as individual performance goals for executive level employees, including NEOs. Corporate performance is collectively weighted at 75% of NEO STIP weighting and considers the relative weighting for each corporate performance goal. For example: Assure Investment Diligence = 75% x 35% = 26.25%. Individual performance is weighted at 25%. This results in an NEO STIP weighting as follows:

     STIP metrics related to the Corporate Performance Goals are laid out in a “score card” which is measured and monitored by NVE’s Finance and Internal Audit departments. Management as well as the Committee reviews the score card and the Company’s progress against the Corporate Performance Goals on a quarterly basis.

     At the end of each year, management reviews the results of the score card with the CEO. The CEO considers both the achievement of performance goals and the condition of NVE to determine whether or not to make, increase or reduce STIP payment for all employees (except for himself). The CEO has authority to pay or withhold STIP payments on a company-wide basis (regardless of whether the performance criteria have been met), but he has historically only used this authority under exceptional circumstances. He did not use this authority to withhold earned awards or pay unearned awards in 2010.

2010 STIP Payout

     Each of the three Corporate Performance Goals is given a score ranging from a low of 0.0 to a high of 4.0, with 2.0 being “on target.” Those scores are converted into a percentage that represents the portion of the target payout to be awarded, as set forth in the following table (with percentages proportionately calculated for scores that are decimals):

Score	Performance	% of Target Payout
0	Off Target	0%
1	Below Target	50%
2	On Target	100%
3	Above Target	125%
4	Well Above Target	150%

     The following table shows the percentage of target payout based on each Corporate Performance Goal score based on 2010 actual results as well as the composite percentage of target payout (rounded to the nearest whole percentage), calculated based upon the Corporate Goal weightings for 2010 as assigned by the Committee:

Corporate Goal	Weighting	Score	% of Target
			Payout
Assure Investment Diligence	35%	3.48	136.75%
Build Strong Customer Relationships	35%	2.91	122.75%
Achieve Operational Excellence and Deliver Sustainable Energy	30%	2.40	110.00%
Corporate Composite (Weighted Average):			124%

     The following graph depicts the Corporate Goal Performance scores for 2010:

Corporate Goals 2010

     The Individual Performance for each NEO is scored on the same 0.0 to 4.0 scale. The scores are determined at the discretion of the Compensation Committee with input from the CEO for all NEOs except himself. The percentage of target payout related to the individual performance score is multiplied by 25% (i.e., the NEO weighting for Individual Performance) and then multiplied by the Corporate Composite Score (i.e., 124%).

     For 2010, the detailed STIP payout amounts for each of the NEOs including their individual performance ratings are reflected in the following table:

Name	Base Salary	STIP Target				Composite	INDIVIDUAL		TOTAL	Award as
			CORPORATE PERFORMANCE GOALS			Corporate	PERFORMANCE		STIP	Percentage
						Award	GOALS		AWARD	of STIP
			Assure	Build Strong	Achieve	(75%)		Individual
			Investment	Customer	Operational		Score	Award
			Diligence	Relationships	Excellence			(25%)		Target
Michael W. Yackira	$800,000	100%	$287,700	$258,300	$198,000	$744,000	3.0	$310,000	$1,054,000	132%
William D. Rogers	n/a	n/a	n/a	n/a	n/a	$0	n/a	n/a	$0	n/a
E. Kevin Bethel	$260,000	50%	$46,751	$41,974	$32,175	$120,900	4.0	$60,450	$181,400	140%
Dilek S. Samil	$475,000	60%	$85,286	$85,286	$73,103	$243,675	2.5	$87,667	$331,300	116%
Jeffrey L. Ceccarelli	$385,000	55%	$76,151	$68,369	$52,408	$196,928	2.0	$65,643	$262,600	124%
Roberto R. Denis	$385,000	55%	$76,151	$68,369	$52,408	$196,928	3.0	$82,053	$279,000	132%
Paul J. Kaleta	$420,000	60%	$90,625	$81,365	$62,370	$234,360	2.5	$87,885	$322,200	128%

     Outlined below are the detailed STIP targets and score card results for each of the Corporate Performance Goals and a discussion of each NEO’s individual performance goals.

     ▶Assure Investment Diligence

Assuring Investment Diligence is critical to our focus on cost containment. The Investment Diligence objectives are geared towards Operations and Maintenance (O&M) expense discipline, earned returns and reduction in cost as outlined in the table below. The rationale for the selection of each objective is also included in the table. Additional detail regarding the metrics and how they have been calculated is included below.

Investment Diligence Objectives under the STIP	Weight %	2010 Commitment	2010 Actual	CORPORATE SCORE
				Off Target	Below Target	On Target	Above Target	Well Above Target
				0.0	1.0	2.0	3.0	4.0
(1) Compare O&M Budget to Actual	30%	$480,388	$469,113	103.1%	102.5%	100.0%	98.3%	95.8%
Purpose: Sound O&M discipline provides a very significant and controllable opportunity for the company to improve its cost structure.O&M accounts for roughly 15% of company revenues, second only to fuel and purchased power expenses (60%). Measuring our ability to come in at or under budget on this significant expense benefits our shareholders with better returns and our customers with lower rates.							3.27
(2) Total Non-Fuel O&M v. Energy Demand ($/MWh)	20%	$16.68	$16.19	102.1% $16.86	101.0% $16.69	100.0% $16.52	99.0% $16.36	98.1% $16.20
Purpose: By comparing O&M to the amount of energy demanded, management is able to see what each megawatt hour (Mwh) costs to produce in O&M and helps measure efficiency improvement efforts.								4.00
(3) Capital Formation Optimization
a) Reduction in Regulatory Cost of Long-Term Debt	7.5%	6.75%	6.26%	7.25%	7.00%	6.75%	6.50%	6.25%
Purpose: NVE interests are aligned with our ratepayers in reducing the cost of long-term debt.							3.96
b) Optimize Financial Liquidity	7.5%	50%+/25%-	93.8%	>75%+ / >40%-	75%+ / 40%-	50%+ / 25%-	40%+ / 20%-	25%+ / 10%-
Purpose: This metric measures the company’s ability to identify and maintain an efficient level of liquidity (cash flow). Too little liquidity jeopardizes a company’s ability to operate while too much liquidity costs the company money.				0.00
(4) EPS Growth 2010 v. 2009	35%	100% of EPS Forecast	124%	95%	97.5%	100%	102.5%	105%
Purpose: Earnings per Share (EPS) is considered by most investors to be the single most important metric to use when evaluating a stock. Internally, the company should be equally focused on improving this metric.								4.00
				2010 INVESTMENT DILIGENCE SCORE IS				3.48

     Metric Details & Weightings

•
Budget to Actual O&M expenditures (30%): This measure compared budgeted Operations & Maintenance (O&M) expenditures to actual O&M expenditures and sought to encourage financial discipline throughout the organization. Budget accountability and control over O&M expenses reflect sound business practice and benefits customers with lower rates.

•
Total Non-Fuel O&M versus Energy Demand (20%): This measure compared budgeted O&M spending to the number of megawatt (MWh) hours sold. It is calculated based on actual as O&M divided by MWh sold. The target is based off our forecasted O&M expenditures and energy demanded for 2010.

•	Capital and Liquidity Management (15%): This measure reflects the Company’s ability to efficiently manage the balance sheet and its liquidity as follows:

	(a)	Reduction in Regulatory Cost of Long-Term Debt (7.5%): By managing the cost of debt, the Company can reduce its debt cost, improve its performance on financial metrics, improve its ability to attract new equity and debt capital, and reduce its overall cost of capital. The calculation for this measure uses a weighted average of 70% and 30% for NVE Southern and Northern Utilities, respectively, and is computed on a monthly long-term consolidated average.

	(b)	Optimize Financial Liquidity (7.5%): Optimization of financial liquidity tracks the amount of liquidity available for day to day operations and ensures management maintains adequate support of daily operations. The metric is calculated by summing cash plus availability under the revolving credit facility compared to the sum of the next four months of projected Cash Flow At Risk (CFAR) plus the next twelve months of external financing requirement. The target is met if the calculation remains within the designated bandwidth set forth in the table above. The metric is allocated 70% for NVE’s Southern service territory and 30% for NVE’s Northern service territory.

•
EPS Growth 2010 versus 2009 (35%): Earnings Per Share (EPS) is the part of the Company’s profit that is attributed to each individual share of stock. The target is based off our forecasted earnings for 2010. Our forecast is created through the use of the corporate earnings model which includes corporate budgets, current rates and forecasted revenues.

▶	Build Strong Customer Relationships

     The Utilities recover investments and costs through a ratemaking process under regulatory oversight of the PUCN and must demonstrate that those costs are beneficial to the Utilities’ customers. As a result, the Company believes that it is essential that our compensation program include significant features that take into account our customers’ interests.

     For 2010, Customer Relationship objectives considered customer satisfaction concerning services rendered by the Company to its main customer classes, i.e., residential, small/medium commercial and major account (Customer Perception), as well as the expedience of handling customer calls (Cumulative Service Level).

Detail on weighting of objectives, purpose of each measurement, commitments and results are as follows:

Build Strong Customer Relationships	Weight %	2010 Commitment	2010 Actual	Off Target	Below Target	On Target	Above Target	Well Above Target
				0.0	1.0	2.0	3.0	4.0
(1) NV Energy Customer Perception	85%	66.0%	69.7%	60.0%	63.0%	66.0%	69.0%	72.0%
Purpose: Overall customer satisfaction is a direct measure of a customer’s experience with our company, and most of our employees can understand how they directly and indirectly impact customer satisfaction.							3.23
(2) Cumulative Service Level (CSL)	15%	65.0%	57.9%	50.0%	57.5%	65.0%	70.0%	75.0%
Purpose: CSL (which measures the percentage of inbound calls answered within a pre-determined time period) is the industry standard universally used by most call centers as it has the strongest correlation to customer satisfaction. In addition, we report the CSL performance to the PUCN in our Annual Quality of Service report.					1.06
				2010 BUILD STRONG CUSTOMER RELATIONSHIP SCORE IS				2.91

     Metric Details & Weightings

•
NV Energy Customer Perception (85%): This measure represents the percentage of survey respondents that give a positive score on their overall satisfaction with the Company. Customer Perception was measured by an outside firm, Market Strategies, Inc., which selected a statistically significant sample of residential, commercial and major account customers and asked them to rate how they feel about NVE on a scale of zero to ten (with zero being the least favorable and ten being the most favorable). The target was set considering historical performance and various economic factors including rate filings and unemployment rates.

•
Cumulative Service Level (15%): Cumulative Service level was measured as a percentage of total inbound customer calls answered by NVE within 60 seconds, using data from NVE’s monthly summary reports. The target was set considering historical performance, available resources, call volume and handle time forecasts in this economy and impacts of our planned initiatives.

▶	Achieve Operational Excellence and Deliver Sustainable Energy

     Achieving Operational Excellence and Delivering Sustainable Energy are critical to our ability to increase returns for shareholders and controlling costs for our ratepayers. The Operational Excellence Objectives measure specific utility industry related milestones and accomplishments. They were developed for both NVE’s Management Professional Administrative and Technical (“MPAT”) employee group, as well as for each of NVE’s collective Bargaining Units. The five selected performance measures vary slightly between MPAT and Bargaining Unit employees, but each is geared to the success of the overall Company and its customers. Our NEOs are MPAT employees.

     Outlined below are the five objectives under the Operational Excellence measure for the MPAT employee group, including weighting, commitment, and actual results:

Operational Excellence Objectives under the STIP	Weight %	2010 Commitment	2010 Actual	CORPORATE SCORE
				Off Target	Below Target	On Target	Above Target	Well Above Target
				0.0	1.0	2.0	3.0	4.0
(1) Safety: OSHA Recordable Incident Rate	25%	2.76	2.82	3.45	3.11	2.76	2.42	2.07
Purpose: To promote safe operations and minimize OSHA recordable injuries. This metric also allows us to benchmark our performance against our peer utilities.					1.83
2) Reliability Performance Metrics
(a) SAIDI (System Average Interruption Duration Index)	10%	0.930	0.821	1.02	105.4% .98	100.0% .93	94.6% .88	90.3% .84
Purpose: This is a core business metric consistent with industry standards that allows us to measure the reliability of our electric system. This metric promotes reliability by striving to minimize customer outage hours.								4.00
(b) SAIFI – (System Average Interruption Frequency Index)	10%	0.690	0.496	.76	105.8% .73	100.0% .69	95.7% .66	89.9% .62
Purpose: This is a core business metric consistent with industry standards that allows us to measure the reliability of our electric system. This metric promotes reliability by striving to minimize the accumulated customer interruptions.								4.00
c) EFORd (Equivalent Demand Forced Outage Rate)	10%	3.90	6.790	4.875	4.388	3.900	3.413	2.295
Purpose: This metric was selected as a reliability indicator of the generation fleet performance. It promotes reliability by minimizing forced outages at each of our Utilities’ electric generating stations.				0.00
3) Distribution Expense Per Customer	12.5%	$40.00	$38.98	$46.00	$43.00	$40.00	$37.00	$34.00
Purpose: This is a core business metric utilized throughout the industry that allows us to measure the cost of maintaining our distribution system. This metric promotes investment diligence involving our Utilities’ distribution systems which benefit our customers in rates						2.34
4) Non-Fuel O&M Spending per Net KWHs Generated	12.5%	0.753	0.752	115.0%	107.4%	100.0%	92.6%	85.0%
Purpose: Encourage budget planning by linking controllable O&M spend to generation capacity which ensures that O&M spend keeps pace with growth of the Company.						2.01
5) Energy Efficiency and Environmental
(a) No major Notices of Violation (NOV) and no more than two minor NOV	5%			N/A	N/A	0 NOV & <=2 minor NOV	N/A	N/A
Purpose: Promote continuous environmental compliance and investment						2.00
(b) Renewable Energy	5%			Don’t meet any established goals	IRP Approval of 200 MW Only	Total or Solar PECs (not both)	Total or Solar PECs & 200 MW IRP Approval	Both Total PECs & Solar PECs
Purpose: To obtain the renewable energy contracts or renewable Portfolio Energy Credits (PECs) to comply with NVE’s increasing Renewable Portfolio Standard and avoid fines and penalties imposed otherwise.								4.00
(c) PECs (millions)	5%	300	446	300M PECs >$0.0977		300M PECs at $0.0977		300M PECs <$0.0977
Purpose: To obtain the renewable energy contracts or renewable energy credits (PECs) at the most favorable price on behalf of our customers.								4.00
(d) Advanced Service Delivery (ASD)	5%					Achieve goals
Purpose: This is a major cross-functional project for our company that will produce early operational and Demand Side Management (DSM) benefits. The goal is to achieve completion of Planning Phases 1 and 2, including design and build of the ASD systems and smart meter testing on time and on budget.				2.00
		2010 MPAT OPERATIONAL EXCELLENCE SCORE IS						2.40

     Metric Details & Weightings
  Safety (25%): This measure includes the Occupational Safety and Health Administration (OSHA) incidence rate, DART rate and Preventable Vehicle Incident number.

  Reliability (30%): These measures are core business metrics within our industry which allow us to measure the reliability of our electric system. It also allows us to benchmark our reliability relative to our peers.

    SAIDI (10%): This metric is calculated as the Total net customer outage hours divided by the average number of customers served. It expresses the amount of time that the average customer is without service over a specific period of time. SAIDI is expressed above as hours/customer.

    SAIFI (10%): This measure is calculated as the total net accumulated customer interruptions divided by the average number of customers served. It measures the number of sustained outages the average customer has experienced over a specific period. SAIFI is measured in units of interruptions per customer.

    EFORd (10%): This is a measure of forced outages on unit availability.

  Distribution Expense Per Customer (12.5%): This metric identifies the rolling 12 month operation and maintenance costs in relation to the rolling 12 month average number of customers supported by our system. It is measured in U.S. dollars.

  Non Fuel O&M Spending per KWH Generated (12.5%): This is a measure of our internal generation fleet’s successful internal generation and delivery of our load forecast requirements.

  Energy Efficiency / Environmental (20%): These metrics emphasize our focus on meeting the Renewable Portfolio Standard requirements mandated by the government.
Individual Performance

     As described above, short-term incentive compensation earned by each NEO in 2010 was based on the performance of the three Corporate Performance Goals described above (collectively weighted at 75%), as well as their individual performance, weighted 25%.

     The CEO’s Individual Performance Objectives are established and evaluated annually by the Committee and approved by the Board. The Chair of the Committee has final authority with respect to the CEO’s individual performance ratings. The Individual Performance Objectives for the other officers are established annually in consultation with the CEO. If an officer is promoted, gains additional responsibilities or otherwise changes positions during the year, he is evaluated with respect to performance and individual performance assessment, based on his position as of the end of the year.

     The CEO considers corporate and strategic plan objectives in the establishment of Individual Performance Objectives for each of the officers reporting to him. At the end of the year, the CEO compares officer performance against targeted objectives and uses his discretionary judgment to assign a performance rating which is used to calculate the Individual Performance Award portion of the STIP payout.

     The various elements of the NEOs’ Individual Performance Objectives are not given a fixed value or specific weight and include qualitative elements. Determinations are based on the discretion of the CEO or the Compensation Committee in reliance on their understanding of the business and role and activities of the NEOs over the period.

     At year end 2010, the job responsibilities and the general nature of the Individual Performance Objectives for each NEO, were as follows

     CEO

     Mr. Yackira, as President and Chief Executive Officer, is responsible for all Company business units, including Energy Delivery, Energy Supply, Finance, People Resources, Legal, Public Policy & External Affairs and Customer Relationship. Mr. Yackira’s Individual Performance Objectives were tailored around NVE’s 2010 overall three-part corporate strategy as referenced in the Executive Summary of the CD&A. Specifically, his Individual Performance Objectives focused on meeting financial goals related to net income, capital investment and earnings per share, continuing to effectively communicate NVE’s message, executing definitive agreements regarding the Department of Energy grant for the NVEnergize project, receiving regulatory approvals for the One Nevada Line (ON Line), continuing execution of the financial plan through the transition to a new CFO, identifying and developing succession candidates for key positions, and developing investments for new renewable projects.

     Mr. Yackira was rated Above Target for his achievements in delivering financial results as measured through the corporate STIP and his continued efforts in developing a strong leadership team with diverse backgrounds and perspectives. Mr. Yackira has also continued his dedication to the industry and community through his service in leadership roles with various organizations.

     CFO

     Ms. Samil, as Senior Vice President, Chief Financial Officer and Treasurer, was responsible for the Finance Business Unit, which includes Treasury and Investor Relations as well as IT & Telecommunications. Risk Control had been included within the Finance Business Unit until May 3, 2010, after which it transitioned to the Vice President, Internal Audit who assumed the additional role of Chief Risk Officer. Ms. Samil’s Individual Performance Objectives focused, among other things, on controlling operations and maintenance expenses, optimizing financial liquidity, reducing regulatory cost of debt, partnering with business units on investment making decisions, and executing objectives related to the California asset sale and optimization of internal resources. Ms. Samil was rated Above Target for her achievements related to annual financial metrics as well as operational improvements within her business unit.

     Prior to Ms. Samil’s hire on June 1, 2010, Mr. Bethel (as interim CFO), and prior to that, Mr. Rogers (as CFO), were responsible for the Finance Business Unit and the Individual Performance Objectives reflected above.

     Other NEOs

     Mr. Ceccarelli as Senior Vice President, Energy Supply is responsible for the Energy Supply Business Unit, which includes Power Generation, Resource Optimization, Resource Planning & Analysis, and Contract Negotiation & Administration. Mr. Ceccarelli’s Individual Performance Objectives focused, among other things, on successful filings and outcomes of the Utilities Integrated Resource Plans, support for various transmission projects including the One Nevada Line (ON Line) to interconnect our service territories, process improvement initiatives, succession planning, optimization of electricity portfolio, meeting all capital and operational budget targets, executing the energy supply plans and recovering all deferred energy costs. Mr. Ceccarelli was rated On Target for successful achievement of the annual objectives listed above.

     Mr. Kaleta, as Senior Vice President, General Counsel, Shared Services and Corporate Secretary, is responsible for the Legal Business Unit, which includes Compliance, FERC Compliance, Environmental Services & Safety, Supply Chain Management and Security. Mr. Kaleta’s goals focused, among other things, on instituting efficiency initiatives across departments, including optimizing outside and inside legal counsel, maintaining corporate governance excellence, continuing transaction excellence, succession planning and leadership development, and continuing relationship building with Nevada and national legal and political constituents. Mr. Kaleta was rated Above Target based on his delivery of lower outside counsel expenses and the quality of the work performed within his business unit.

     Mr. Denis as Senior Vice President, Energy Delivery is responsible for the Energy Delivery Business Unit, which includes Transmission and System Dispatch, Distribution Operations, Gas Distribution, Technical Services, Enterprise Work and Asset Management (EWAM), and NVEnergize (formerly referred to as Advanced Service Delivery). Mr. Denis’ Individual Performance Objectives focused on, among other things, gaining federal and state approval for the NVEnergize project, transmission and distribution projects, including ON Line which will interconnect our service territories, support for the Utilities Integrated Resource Plans, and continuing integration of the Utilities operations. Other items of focus included support for union negotiations, support for the Utilities’ various rate cases, and the development of a management team with particular focus on continuous improvement and empowering employees to take ownership in operating results. Mr. Denis was rated Above Target based on his role in the completion of the joint venture to develop the transmission line to interconnect our service territories and his reduction of operating expenses while continuing to deliver excellent reliability results.

Long-Term Incentive Plan (LTIP)

     The purpose of the LTIP is to promote the success and enhance the value of the Company by using equity grants to link the personal interests of executive officers to those of Company shareholders, customers and employees by providing executive officers with an incentive for outstanding long-term performance that supports the Company’s business strategy.

     LTIP awards only vest if specific performance measures are met or exceeded. The amount that vests or is paid under the LTIP can range from 0% to 150% of target.

     The percentage of base salary represented by the grant date fair value of LTIP awards to the NEOs for each of the last three years was as follows:

Target LTIP as a % of Base Salary
NEO	2010	2009	2008
M. Yackira	215%	215%	200%
W. Rogers	N/A	150%	150%
E. Bethel	75%	75%	75%
D. Samil	140%	N/A	N/A
J. Ceccarelli	125%	150%	150%
R. Denis	125%	150%	150%
P. Kaleta	125%	150%	150%

     In February 2010, the target LTIP was decreased for all NEOs relative to 2009 other than for Mr. Yackira and Mr. Bethel, based on the Committee’s review of the compensation of similar positions within the Energy Services Database. The target LTIP for the CEO remained constant over the last two years and reflects the median value based on the Committee’s external market review. The target LTIP for Mr. Bethel has remained constant in his role as Chief Accounting Officer and reflects the median value for that position.

     For each of the last three years, 2008 - 2010, the NEOs were allotted two-thirds of the value of their LTIP awards in the form of Performance Units and the remaining one-third in the form of Performance Shares. Performance Units are measured according to NVE’s relative TSR performance over a three-year period against the TSR performance of other companies that have continuously remained within the Standard & Poor’s Super Composite Electric Utilities Index over the three-year measuring period. Performance Shares are measured against average aggregate performance against STIP Corporate Performance Goals over a three-year period.

     In addition to the performance-based awards under the LTIP, the Committee further retains the discretion to make additional awards to executive officers at other times, in connection with the initial hiring of a new officer, for retention purposes or otherwise. NVE does not have any program, practice or policy to time such additional awards in coordination with the disclosure of material non-public information.

     In 2010, two of our NEOs received special Restricted Stock Units under the LTIP, as follows:
  Ms. Samil received an award of 110,000 Restricted Stock Units at the time of hire. The award will vest three-years following the grant so long as Ms. Samil remains employed with NVE.

  In recognition of Mr. Bethel’s service as Interim CFO and Interim Treasurer from February 3, 2010 – May 31, 2010, he received awards of a total of 10,000 Restricted Stock Units which will vest in 2011.
2010 LTIP Amendment

     In December 2010, upon the recommendation of the Compensation Committee and its independent consultant, the Board approved Amendment No. 1 to the LTIP, which effected several changes to the LTIP, including the following: (1) implementing an earlier Board decision to settle all future grants of Performance Shares in stock only, (2) authorized (subject to stockholder approval) the granting of dividend equivalent rights for full-value share awards, (3) added Restricted Stock Units as an additional category of award under the plan, and (4) increased the sublimits on the number of shares that can be awarded annually to any individual in a given category of award under the LTIP from 45,000 to 500,000 shares and annual cash awards to an individual under certain categories from $900,000 to $5 million (no change was made to the overall number of shares available for grant under the LTIP).

     In February 2011, the Board amended and restated the LTIP, incorporating the changes described above and making various additional revisions and updates to the plan that are described under Proposal 4 in this Proxy Statement. Those changes that require stockholder approval under applicable NYSE rules and IRS regulations, including the authorization of dividend equivalent rights, the prospective increase in the annual sublimits on awards to individuals and approval of the material terms of performance goals in the LTIP, are being submitted for stockholder approval pursuant to Proposal 4.

Performance Units

     Performance Units, which were previously referred to as Performance Shares, vest at the end of a three-year period to the extent that specific stock price related performance targets are met, as determined by the Committee. If the established objectives are not met, the Performance Units are forfeited. Performance Units are typically paid in shares after vesting. Performance Units do not have any dividends, dividend equivalent rights or voting rights associated with them. Performance Units granted are measured based on NVE’s TSR relative to the average TSR of companies listed in the S&P Super Composite Electric Utility Index throughout the three-year performance period. The Committee determined that the awards granted in 2010 will vest according to the table shown below (a proportionate amount of shares will vest in the case of performance between the percentiles listed below):

Performance	Shares Vested
Below 35th Percentile	0% of grant
35th Percentile	50% of grant
50th Percentile	100% of grant
75th Percentile	150% of grant

     The Performance Units granted to the NEOs in 2008, were measured at the 46th Percentile for the three-year performance period ended December 31, 2010, which resulted in an 86.67% payout of the award.

NVE TSR Relative to TSR Peer Group

Performance Shares

     Performance Shares, which were previously referred to as Performance Based Restricted Shares or PBRS, vest at the end of a three-year period, based on average aggregate Corporate Goal performance under the STIP over those three years. If the established objectives are not met, the Performance Shares are forfeited. Performance Shares are paid in shares, minus applicable taxes (based on the then fair market value of the shares) and do not entitle the recipient to dividends, dividend equivalent rights, or voting rights.

     Performance Shares vest as a percentage of the grant based on the average performance against Corporate Performance Goals under the STIP over the three-year performance period. The Performance Shares granted to the NEOs in 2008 were measured based on the three-year average results for the period ended December 31, 2010, which resulted in a 101.60% payout of the award. The Corporate Goal Weighted Average for 2010 was rounded off to the nearest whole number.

Year	Payout %
2008	106.838%
2009	73.975%
2010	124.000%
Average Performance	101.60%

Fair Value Accounting and Reporting

     For purposes of this proxy, equity compensation reported for 2008, 2009 and 2010 is reported based on the grant date fair value, consistent with the rules and regulations of the SEC. Under the latest SEC rules, companies are required to value stock and option awards on the basis of their aggregate grant date fair value computed in accordance with the Compensation-Stock Compensation Topic of the FASB Accounting Standards Codification (FASC) rather than on the basis of the amount recognized for financial statement reporting purposes, which recognizes the associated expense ratably over the vesting period.

     In 2008, the Committee changed the valuation method used in granting LTIP shares and adopted the FASC for Compensation-Stock Compensation Topic that the Company uses for accounting purposes, going by the closing market price at the end of each accounting period. For grant purposes, the Company measures the fair market value of Performance Units and Performance Shares based on an average closing price of NVE stock over a five business day period after earnings are released. NVE does not have any practice to time option grants or other equity awards to executive officers in coordination with the release of material non-public information, other than as described above. The Committee does not have any program, plan or practice of awarding options and setting the exercise price of option grants by using average prices (or lowest prices) of common stock in a period preceding, surrounding or following the grant date.

Retirement and Other Benefits

     NVE provides a 401(k) plan and a retirement plan to most employees, and supplements these retirement benefits with non-qualified plans for executive officers and a limited group of key employees to provide a competitive benefit that is beneficial in the attraction and retention of key executive talent.

NVE maintains the following retirement benefit plans relevant to NEO compensation:

Retirement Benefit Plan	Tax Qualification
401(k) Plan	Qualified
401(k) Restoration Plan	Non-Qualified
Retirement Plan	Qualified
Retirement Restoration Plan	Non-Qualified
Supplemental Executive Retirement Plan (SERP)	Non-Qualified

Individual Retirement Savings

     The NVE 401(k) Plan is a tax-qualified contribution savings plan which provides participants an opportunity to save for retirement and defer compensation on a pre-tax basis. The Company matches 100 percent of the first six percent of eligible compensation contributed by the participant. Participants may invest their contributions and Company’s matching contributions in a variety of investment funds available under the plan. All NEOs participate in the 401(k) Plan. Participant and Company contributions are fully vested and non-forfeitable.

     In addition, all of our NEOs participate in the NVE 401(k) Restoration Plan, which allows eligible employees to save for retirement by deferring compensation on a pre-tax basis beyond the limits of eligible compensation under the 401(k) Plan. NVE provides for an employer match of 100% up to 6% of eligible earnings, which is not otherwise provided under the 401(k) Plan due to IRS defined limits. Participants may direct the investment of their contributions and the Company’s match in hypothetical investments as provided under the plan.

Company Retirement

     The Retirement Plan provides retirement benefits which are either calculated under a traditional final average pay formula (i.e., a percentage of eligible earnings for each year of service) or under a cash balance formula (a percentage of eligible earnings plus interest). Each calculation method is discussed in more detail in the Tables section to this CD&A. All NEOs participate in the NVE Retirement Plan. Benefits for Mr. Ceccarelli are determined under the traditional final average pay formula. Benefits for NEOs other than Mr. Ceccarelli are calculated under the cash balance formula.

     In addition, all of our NEOs participate in the NVE Retirement Restoration Plan, which provides for a benefit equal to the difference between the amount that would have been payable under the Retirement Plan, in the absence of laws limiting pension benefits and the amount actually payable under the Retirement Plan.

     Furthermore, all of our NEOs except Ms. Samil and Mr. Bethel are eligible to participate in the Supplemental Executive Retirement Plan (SERP). Effective April 1, 2008, the SERP was frozen to new entrants.

     Specific amounts and calculations of retirement benefits and contributions for each NEO are set forth in the Tables to this CD&A.

Other Benefits

     General employee benefits for medical, dental and vision insurance, Employee Stock Purchase Plan, and disability coverage are made available to all Management, Professional, Administrative and Technical (MPAT) employees at NVE. These same benefit offerings form part of the compensation for the NEOs, and are identical to those offered to all other MPAT employees with three exceptions, as follows:
  NEOs are eligible to participate in our Executive Physical Program, which provides senior management employees access to a comprehensive physical exam.

  NEOs are provided with life insurance coverage at a higher amount than other MPAT employees. In 2010, the amount of life insurance coverage for NEOs was decreased from an average of five times annual base salary to three times annual base salary, which is more aligned with market best practices. All other MPAT employees receive life insurance coverage of one and a half times annual base salary.

  NEOs have access to disability coverage that provides a benefit of 60% of their base salary plus STIP, where other MPAT employees are only eligible to receive such benefits at 60% of their base salary (excluding STIP).
Perquisites

     NVE provides certain NEOs with certain perquisites, including club memberships and housing allowances for alternate work locations. A complete listing and value associated with these perquisites are shown in the Summary Compensation table as “All Other Compensation.”

     The Committee reviews the perquisites provided to the NEOs on a regular basis to ensure that they continue to be appropriate and maximize the interests of the stockholders and customers. For 2010, tax gross-ups on executive life insurance premiums and cash perquisites for executive officers have been eliminated. In early 2011, the Committee fully eliminated the housing allowance for alternate work locations, which only impacted Messrs. Yackira and Ceccarelli.

Post -Termination Compensation

     NVE believes it is important to have benefits in place in order to retain our management in the event of a change in control. Consistent with that philosophy, the Committee implemented a Change in Control Policy in 2008, which policy was extended with an additional three-year term in 2010, with an expiration date of December 31, 2013. The Policy provides for certain benefits within 24 months of a change in control or a potential change in control. The benefits and policy provisions are consistent with what the Committee believes are best practices relative to our peers and do not include tax gross ups for any change in control payments. All NEOs are covered under the Change in Control Policy.

     Detailed information regarding the Change in Control Policy including the definition of its key terms and a quantification of benefits that would have been received by each NEO had termination occurred on or before December 31, 2010, is found under the heading “Potential Payments upon Termination or Change in Control” below.

Tax Deductibility of Pay

     Section 162(m) of the Internal Revenue Code of 1986, as amended, limits the amount of compensation that NVE may deduct in any one year to $1,000,000 with respect to each of its five most highly compensated executive officers. There is an exception to that limitation for certain performance-based compensation. For 2010, 2009, and 2008, management believes that most of the compensation paid to its executive officers satisfied the requirements for deductibility under Section 162(m).

     In October 2010, it was determined that out of the approximately 475 awards made under the Company’s LTIP since 2008, a total of eight awards of Performance Units that were intended to qualify for Section 162(m) deductibility did not satisfy those requirements. As a result, the Company believes that some or all of compensation associated with these Performance Unit awards may not be not tax deductible under Section 162(m) of the Code. If such were the case, it would have an effect on the Company only to the extent that the award recipient’s base salary, discretionary bonus and other non-performance-based compensation exceed $1 million in the year that the award is includible in the recipient’s taxable income. The impact of this loss of deductibility is therefore difficult to quantify at this time because it depends on the compensation levels for the affected individuals in future years. However, the aggregate impact of the loss of deductibility is not expected to be material to the Company.

     Since discovery of this issue, the Company has put in place additional controls and procedures to ensure that all requirements for 162(m) deductibility are satisfied for grants intended to qualify for such treatment.

COMPENSATION TABLES

Summary Compensation Table

     The following table sets forth information about the compensation paid to or accrued by the Chief Executive Officer, the Chief Financial Officer and each of the three other most highly compensated officers, for services in all capacities to NVE and its subsidiaries. The amounts set forth as total compensation in the table are calculated and presented pursuant to applicable SEC and accounting rules and may not represent amounts actually realized by the NEOs for 2010.

							Change in
							Qualified and
					Option	Non-Equity	Non-Qualified	All Other
				Stock	Awards	Incentive	Deferred	Compensation
		Salary ($)		Awards ($)	($)	Plan ($)	Compensation ($)	($)
Name and Principal Position	Year	(1)	Bonus ($)	(2)	(2)	(3)	(4)	(5)	Total ($)
Michael W. Yackira	2010	$791,923		$1,811,268		$1,054,000	$1,550,729	$128,479	$5,336,399
President, Chief Executive Officer	2009	$730,000		$1,744,902		$556,962	$1,333,222	$130,151	$4,495,237
	2008	$717,308		$1,360,520		$724,200	$768,658	$166,197	$3,736,883

Dilek L. Samil (6)	2010	$263,077	$100,000	$1,726,004		$331,300	$10,523	$144,072	$2,574,976
Corporate Senior Vice President,
Chief Financial Officer and Treasurer

William D. Rogers (7)	2010	$58,846						$693,822	$752,668
Corporate Senior Vice President,	2009	$435,000		$839,525			$251,027	$54,955	$1,580,507
Chief Financial Officer and Treasurer	2008	$419,770		$612,229		$231,500	$138,200	$78,116	$1,479,815

E. Kevin Bethel (8)	2010	$258,904		$322,497		$181,400	$14,866	$26,031	$803,698
Interim Chief Financial Officer
and Treasurer

Jeffrey L. Ceccarelli	2010	$384,769		$506,785		$262,600	$460,590	$74,541	$1,689,285
Corporate Sr. Vice President,	2009	$383,000		$639,992		$155,600	$358,935	$78,045	$1,615,572
Energy Supply	2008	$380,715		$536,440		$196,600	$374,942	$127,790	$1,616,487

Paul J. Kaleta	2010	$415,385		$552,853		$322,200	$290,734	$36,560	$1,617,732
Corporate Sr. Vice President,	2009	$381,154		$743,877		$159,900	$254,856	$37,510	$1,577,297
General Counsel and Secretary	2008	$373,193		$532,053		$199,200	$146,035	$69,820	$1,320,301

Roberto R. Denis	2010	$382,116		$506,785		$279,000	$465,261	$41,138	$1,674,300
Corporate Sr. Vice President,	2009	$360,000		$599,995		$152,900	$424,722	$50,138	$1,587,755
Energy Delivery	2008	$357,462		$502,902		$186,300	$368,797	$72,648	$1,488,109
____________________

(1)	Included in salary for 2008 and 2009 were cash perquisites paid to the NEOs to be used at their discretion. In 2010, the board eliminated cash perquisites. The amount for Mr. Yackira was $30,000 and $15,000 for each of the other NEOs.
(2)	“Stock Awards” consists of the grant date fair values for Performance Units, Performance Shares and Restricted Stock Units; “Option Awards” consists of the grant date fair values for non-qualified stock options. The amounts shown in these columns were not realized by the NEOs during the applicable year, and the value of awards that vest in the future is likely to be different from the amounts shown, based on, among other things, performance of the Company and the price of NVE common stock. There were options and stock awards vested in 2010. The grant date fair values were calculated in accordance with FASC Topic 718. For assumptions used in these calculations, see Note 12, Stock Compensation Plans, of the notes to the Consolidated Financial Statements in the Company’s Annual Report on Form 10-K for the year ended December 31, 2010.

(3)	The amounts presented for Non-Equity Incentive Plan awards consist of payments under the Short-Term Incentive Plan earned in 2010, and are calculated using base salary which could differ from the amount reported in the “Salary” column, because of how salaries are reported for W-2 purposes.
(4)	Amounts for Non-Qualified Deferred Compensation do not include above-market or preferential earnings within the meaning of Item 402(c)(viii)(B). Mr. Rogers change in deferred compensation was actuarially determined to be a decrease of $104,049.
(5)	Amounts for All Other Compensation consisted of the following for 2010:

ALL OTHER COMPENSATION TABLE
	Michael W.	Dilek L.	William D.	E. Kevin	Jeffrey L.	Paul J.	Roberto R.
Description	Yackira	Samil	Rogers	Bethel	Ceccarelli	Kaleta	Denis
Company contributions to the
401(k) deferred compensation plan	$14,700		$3,203	$14,700	$14,700	$14,700	$14,700

Imputed income on group term life
insurance and premiums paid for	$34,849	$3,703	$828	$2,142	$11,896	$11,831	$16,442
executive term life policies

Relocation Expenses		$100,225

Gross-up Relocation Expenses		$35,901

Club Memberships	$22,530	$4,243	$1,422	$9,189	$5,945	$10,029	$9,996

Housing Allowance (for alternate	$56,400		$4,000		$42,000
work location)

Severance payments			$687,519

Vacation paid at termination			$(3,150)

Total	$128,479	$144,072	$693,822	$26,031	$74,541	$36,560	$41,138

(6)	Ms. Samil was appointed as Chief Financial Officer and Treasurer in June 2010.
(7)	Mr. Rogers was appointed Chief Financial Officer and Treasurer in February 2007 and resigned this position in February 2010.
(8)	Mr. Bethel was appointed Interim Chief Financial Officer and Treasurer from February through May 2010.
(9)	For 2011, the housing allowance for Messrs. Yackira and Ceccarelli was eliminated.

GRANTS OF PLAN-BASED AWARDS

     All grants of plan-based awards to the named executive officers of NVE in 2010 are presented in the table below. The incentive plans under which these grants were made are fully described in the Compensation Discussion and Analysis section.

										Exercise or
									All Other	Base Price of	Grant Date Fair
		Estimated Future Payouts Under Non-			Estimated Future Payouts Under Equity			All Other	Option	Option	Value of Stock
		Equity Incentive Plan Awards			Incentive Plan Awards (1)			Stock	Awards	Awards	or Option
Name	Grant Date	Threshold ($)	Target ($)	Maximum($)	Threshold (#)	Target (#)	Maximum(#)	Awards (#)	(#)	($/sh)	Awards ($)
Michael W. Yackira
Performance Units	02/02/2010				51,559	103,118	154,677				$1,207,512
Performance Shares	02/02/2010				25,780	51,559	77,339				$603,756
Short-Term Incentive Plan	01/01/2010	$400,000	$800,000	$1,200,000

Dilek L. Samil (4)
Performance Units	08/05/2010				11,628	23,256	34,884				$300,002
Performance Shares	08/05/2010				5,814	11,628	17,442				$150,001
Restricted Stock Units	06/01/2010							110,000			$1,276,000
Short-Term Incentive Plan	01/01/2010	$142,500	$285,000	$427,500

William D. Rogers (3)

E. Kevin Bethel (4)
Performance Units	02/02/2010				5,846	11,691	17,537				$136,902
Performance Shares	02/02/2010				2,923	5,845	8,768				$68,445
Restricted Stock Units	02/26/2010							5,000			$55,550
Restricted Stock Units	05/05/2010							5,000			$61,600
Short-Term Incentive Plan	01/01/2010	$65,000	$130,000	$195,000

Jeffrey L. Ceccarelli
Performance Units	02/02/2010				14,426	28,852	43,278				$337,857
Performance Shares	02/02/2010				7,213	14,426	21,639				$168,928
Short-Term Incentive Plan	01/01/2010	$105,875	$211,750	$317,625

Paul J. Kaleta
Performance Units	02/02/2010				15,738	31,475	47,213				$368,572
Performance Shares	02/02/2010				7,869	15,737	23,606				$184,280
Short-Term Incentive Plan	01/01/2010	$126,000	$252,000	$378,000

Roberto R. Denis
Performance Units	02/02/2010				14,426	28,852	43,278				$337,857
Performance Shares	02/02/2010				7,213	14,426	21,639				$168,928
Short-Term Incentive Plan	01/01/2010	$105,875	$211,750	$317,625
____________________

(1)	The Performance Unit and Performance Share grants dated February 2, 2010 and August 5, 2010 will vest on December 31, 2012, to the extent that performance targets are met. Performance Unit Grants targets in 2010 were related to average stock price performance (TSR) over a three year period and performance targets for Performance Share grants take into account the average aggregate STIP performance over a three year period.
	i.	The threshold represents the minimum acceptable performance which, if attained, results in payment of 50% of the target award. Performance below the minimum acceptable level results in no award earned.
	ii.	The target indicates a level of outstanding performance which, if attained, results in payment of 100% of the target award.
	iii.	The maximum represents a level indicative of exceptional performance which, if attained, results in a payment of 150% of the target award.
(2)	The following amounts were actually earned by the NEOs for 2010, and paid in early 2011: Mr. Yackira $1,054,000, Ms. Samil $331,300, Mr. Bethel $181,400, Mr. Ceccarelli $262,600, Mr. Denis $279,000, Mr. Kaleta $322,200.
(3)	As a result of Mr. Rogers’ resignation in February 2010, there were no equity awards granted to him in 2010. In addition, all previously awarded grants have been forfeited.
(4)	Ms. Samil’s Restricted Stock Unit award will vest after three years from the date of grant, and Mr. Bethel’s Restricted Stock Unit awards will each vest one year from the date of grant.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END

     The following table provides information about all awards held by the named executive officers at December 31, 2010:

		OPTION AWARDS					STOCK AWARDS
										Equity
				Equity					Equity	Incentive
				Incentive				Market	Incentive	Plan Awards:
				Plan Awards:			Number	Value	Plan Awards:	Market or
		Number of	Number of	Number of			of Earned	of Earned	Number of	Payout Value
		Securities	Securities	Securities			Shares or	Shares or	Unearned	of Unearned
		Underlying	Underlying	Underlying			Units of	Units of	Shares, Units	Shares, Units
		Unexercised	Unexercised	Unexercised	Option		Stock	Stock	or Other Rights	or Other Rights
		Options	Options	Unearned	Exercise	Option	that Have	that Have	that Have	that Have
		Exercisable	Unexercisable	Options	Price	Expiration	Not Vested	Not Vested	Not Vested	Not Vested
Name		(#)	(#)	(#)	($)	Date	(#)	($)(1)	(#)	($) (1)
Michael W. Yackira
Options - 02/07/2005	(2)	18,638			$10.05	02/08/2015
Options - 02/07/2005	(3)	4,660			$10.05	02/08/2015
Options - 02/07/2006	(2)	17,527			$13.29	02/08/2016
Options - 02/14/2007	(2)	38,356			$17.99	02/15/2017
Options - 05/09/2007	(5)	200,000			$18.63	05/09/2017
Performance Units - 02/06/2009	(4)						71,083	$998,716	35,541	$499,351
Performance Shares - 02/06/2009	(4)						35,541	$499,351	17,771	$249,683
Performance Units - 02/02/2010	(4)						34,373	$482,941	68,745	$965,867
Performance Shares - 02/02/2010	(4)						17,186	$241,463	34,373	$482,941

Dilek L. Samil
Performance Units - 08/05/2010	(4)						7,752	$108,916	15,504	$217,831
Performance Shares - 08/05/2010	(4)						3,876	$54,458	7,752	$108,916
Restricted Stock Units - 06/01/2010	(9)						21,397	$300,628	88,603	$1,244,872

William D. Rogers	(8)

E. Kevin Bethel
Performance Units - 02/06/2009	(4)						8,501	$119,439	4,251	$59,727
Performance Shares - 02/06/2009	(4)						4,251	$59,727	2,125	$29,856
Performance Units - 02/02/2010	(4)						3,897	$54,753	7,794	$109,506
Performance Shares - 02/02/2010	(4)						1,948	$27,369	3,897	$54,753
Restricted Stock Units - 02/07/2008	(9)						4,831	$67,876	169	$2,374
Restricted Stock Units - 02/26/2010	(10)						4,219	$59,277	781	$10,973
Restricted Stock Units - 05/05/2010	(10)						3,288	$46,196	1,712	$24,054

Jeffrey L. Ceccarelli
Options - 01/01/2001	(2)	22,510			$14.80	01/02/2011
Options - 01/01/2002	(2)	34,500			$15.58	01/02/2012
Options - 02/07/2006	(2)	14,886			$13.29	02/08/2016
Options - 02/14/2007	(2)	18,611			$17.99	02/15/2017
Performance Units - 02/06/2009	(4)						26,071	$366,298	13,036	$183,156
Performance Shares - 02/06/2009	(4)						13,036	$183,156	6,518	$91,578
Performance Units - 02/02/2010	(4)						9,617	$135,119	19,235	$270,252
Performance Shares - 02/02/2010	(4)						4,809	$67,566	9,617	$135,119

Paul J. Kaleta
Options - 02/01/2006	(6)	30,000			$13.10	02/02/2016
Options - 02/07/2006	(2)	8,224			$13.29	02/08/2016
Options - 02/07/2006	(3)	2,112			$13.29	02/08/2016
Options - 02/07/2006	(2)	14,405			$13.29	02/08/2016
Options - 02/14/2007	(2)	16,667			$17.99	02/15/2017
Performance Units - 02/06/2009	(4)						25,859	$363,319	12,930	$181,667
Performance Shares - 02/06/2009	(4)						12,929	$181,652	6,465	$90,833
Performance Units - 02/02/2010	(4)						10,492	$147,413	20,983	$294,811
Performance Shares - 02/02/2010	(4)						5,246	$73,706	10,491	$147,399
Restricted Stock Units - 02/06/2009	(7)						6,329	$88,922	3,671	$51,578

Roberto R. Denis
Options - 02/07/2005	(2)	11,101			$10.05	02/08/2015
Options - 02/07/2005	(3)	2,775			$10.05	02/08/2015
Options - 02/07/2006	(2)	13,445			$13.29	02/08/2016
Options - 02/14/2007	(2)	16,667			$17.99	02/15/2017
Performance Units - 02/06/2009	(4)						24,442	$343,410	12,221	$171,705
Performance Shares - 02/06/2009	(4)						12,221	$171,705	6,111	$85,860
Performance Units - 02/02/2010	(4)						9,617	$135,119	19,235	$270,252
Performance Shares - 02/02/2010	(4)						4,809	$67,566	9,617	$135,119
____________________

(1)	Market Value is based on the December 31, 2010, closing trading price of NVE stock of $14.05; all incentive plan performance share awards are shown as achieving the target level of performance, which results in a 100% payout of the award.
(2)	These option awards vest over a three year period, one-third each year beginning one year after grant date.
(3)	This grant was earned on September 12, 2007, upon the restoration of NVE’s common stock dividend.
(4)	These performance share awards will be paid at the end of a three year performance period if the specified performance measures are achieved.
(5)	This grant was awarded to Mr. Yackira upon his promotion to President and Chief Executive Officer of NVE, and will vest at one third each year beginning one year after grant date.
(6)	This grant was awarded to Mr. Kaleta upon his hire in 2006, and vested one year from date of grant.
(7)	This grant was awarded to Mr. Kaleta as a retention incentive, and will vest three years from the date of grant.
(8)	Mr. Rogers voluntarily terminated his employment with the Company in February 2010, and had three months from the date of his resignation to exercise vested option awards. Any unvested or unexercised vested option awards, as well as any outstanding Performance Units or Performance Share awards were forfeited in 2010.
(9)	This grant was awarded to Ms. Samil and Mr. Bethel shortly after their hire in 2010 and 2008, respectively; these awards vest three years from the date of grant.
(10)	Mr. Bethel’s grants will vest one year from the date of grant.

OPTION EXERCISES AND STOCK VESTED

     The following table provides Information on the exercises of options and the vesting of stock awards during 2010:

	OPTION AWARDS		STOCK AWARDS
	Number		Number
	of Shares	Value	of Shares	Value
	Acquired on	Realized	Acquired	Realized
	Exercise	on Exercise	on Vesting	on Vesting
Name	(#)	($)	(#)	($)
(a)	(b)	(c) (1)	(d) (2)	(e) (3)
Michael W. Yackira
Performance Units			53,044	$745,268
Performance Shares			31,091	$436,829

Dilek L. Samil

William D. Rogers
Non-Qualified Options	6,475	$4,496

Edward K. Bethel
Performance Units			6,593	$92,632
Performance Shares			3,864	$54,289

Jeffrey L. Ceccarelli
Performance Units			20,914	$293,842
Performance Shares			12,259	$172,239
Non-Qualified Options	8,475	$31,358

Paul J. Kaleta
Performance Units			20,744	$291,453
Performance Shares			12,158	$170,820

Roberto R. Denis
Performance Units			19,607	$275,478
Performance Shares			11,492	$161,463
____________________

(1)	The value realized on exercise equals the market value on the exercise date less the option price.
(2)	Based on the performance results over the three year vesting period, the 2008 Performance Unit grants were awarded at 86.67% of the original shares granted, and the Performance Share grants were awarded at 101.60% of the original shares granted.
(3)	The value realized on vesting equals the market value on the vesting date. The Performance Unit and Performance Share awards vested on December 31, 2010, and the amounts are calculated using the closing price of NVE common stock on that date of $14.05.

PENSION BENEFITS

     Effective April 1, 2008, the Retirement Plan was amended to implement a cash balance component for management employees, including NEOs, in addition to the traditional final average pay component, each discussed in more detail below.

     Employees with an aggregate of 75 “points” (i.e., years of age plus vesting service) as of a specified date, were eligible to elect to continue their participation under the traditional benefit component of the Retirement Plan. Accrued benefits of all employees who did not have at least 75 points, as well as all employees who affirmatively elected the cash balance component, converted to the cash balance component.

     Under the traditional component of the Retirement Plan, a participant’s benefits are calculated in the form of a lifetime annuity beginning at age 65, according to the following formula: (1.325% x “Final Average Earnings” x “Benefit Accrual Service”) + (0.475% x “Excess Compensation” [over the Social Security covered compensation] x “Benefit Accrual Service” up to 35 year maximum). If an employee retires and commences his/her Retirement Plan benefits before age 62, the benefits are reduced by an early retirement factor to take into consideration the longer period of time over which the lifetime benefits are expected to be paid to the employee.

     A participant’s benefits under the cash balance component are calculated monthly as a hypothetical lump sum amount factoring in an earnings credit (based on a percentage of the employee’s eligible earnings (i.e., base pay and STIP). The earnings credit rate ranges from four to eight percent depending on the employees “points” (age plus years of vesting service) on the cash balance component implementation date. For employees who were hired after that date, the earnings credit rate is fixed at four percent. In addition to the earnings credits, employees’ cash balance accounts are each credited annually. Currently, the interest credit is based on the 30-year Treasury Bond yield average of the month of November for each preceding year, plus 75 basis points, the total sum of which has to be equal to or exceed 5.27 percent (minimum threshold). If the sum is lower than the minimum threshold, 5.27 percent is used as the interest credit percentage.

     The formula for determining an employee’s benefit under the Retirement Restoration Plan is the same as under the Retirement Plan. In the Retirement Restoration Plan, total eligible compensation (as defined in the Retirement Plan), without applying the IRS annual limitations on compensation and annual benefits, is used to determine a total retirement benefit. The portion of that total retirement benefit payable from the Retirement Plan is subtracted and the excess is payable from the Retirement Restoration Plan.

     Benefits under the Retirement Restoration Plan are payable upon the employee’s separation from service and paid in the form of a single lump sum or a life time annuity as elected by the employee during a special election period in 2008. Benefit payments under the Retirement Restoration Plan for all key employees (as defined under IRS rules), which includes all NEOs, are delayed for 6 months following the employee’s separation from service. Benefits under the Retirement Restoration Plan are also payable upon the death or disability of the employee.

     Eligibility for the Supplemental Executive Retirement Plan (SERP) has been limited to key employees designated by NVE’s chief executive officer and approved by the Board. Effective April 1, 2008, eligibility and participation under the SERP was frozen to new entrants. Accordingly, only existing SERP participants as of April 1, 2008 will be eligible to receive SERP benefits. Each of our NEOs, with the exception of Ms. Samil and Mr. Bethel, participate in the SERP. Benefits are calculated as a lifetime annuity commencing at age 62 based on the following formula:

Step 1.	(3.0% x SERP “Final Average Earnings”* x “Years of Service” up to 15 years) + (1.5% x SERP Final Average Earnings” x “Years of Service” over 15 years, capped at 25 years).
Step 2.	Less the benefit payable under the Retirement Plan.
Step 3.	Less the benefit payable under the Retirement Restoration Plan.
*	SERP “Final Average Earnings” reflect a three-year period, but otherwise are only minimally different than the traditional component under the Retirement Plan and include specific income items approved by the Board of Directors.

     If benefits under the SERP commence before age 62, they are reduced by the same early retirement factors used under the Retirement Plan.

     Benefits under the SERP are paid at the same time and in the same form as benefit payments under the Retirement Restoration Plan and commence as a result of the employee’s separation from service, delayed for 6 months following the employee’s separation from service.

     The following table provides the present value of accumulated retirement benefits payable to each of the named executives, according to the terms and conditions of each plan. The retirement plans under which these benefits are available are generally described in the Compensation Discussion and Analysis section above.

			Present Value of	Payments
		Number of Years	Accumulated	During Last
Name	Plan Name	Credited Service	Benefit (1)	Fiscal Year
Michael W. Yackira (2)(3)(4)	Retirement Plan	N/A	$265,883	-
	Restoration Plan	N/A	$639,900	-
	SERP Plan	9.917	$3,695,756	-

Dilek L. Samil (3)	Retirement Plan	N/A	$8,512	-
	Restoration Plan	N/A	$2,011	-
	SERP Plan	N/A	-	-

William D. Rogers (2)(3)	Retirement Plan	N/A	-	$76,090
	Restoration Plan	N/A	-	$68,742
	SERP Plan	5.417	-	$228,606

E. Kevin Bethel (2)(3)	Retirement Plan	N/A	$36,557	-
	Restoration Plan	N/A	$7,207	-
	SERP Plan	N/A	-	-

Jeffrey L. Ceccarelli (6)	Retirement Plan	35.250	$1,283,503	-
	Restoration Plan	35.250	$1,814,877	-
	SERP Plan	36.333	$61,685	-

Paul J. Kaleta (2)(3)	Retirement Plan	N/A	$95,143	-
	Restoration Plan	N/A	$106,549	-
	SERP Plan	4.917	$610,806	-

Roberto R. Denis (2)(3)(5)	Retirement Plan	N/A	$260,738	-
	Restoration Plan	N/A	$301,004	-
	SERP Plan	10.333	$1,569,294	-
____________________

(1)	Internal Revenue Code section 409A regulations may delay payment by six months. This was not taken into account in the present value calculations.
(2)	Mr. Yackira, Mr. Rogers, Mr. Kaleta, Mr. Bethel, and Mr. Denis were converted to the cash balance plan design on April 1, 2008 under the NVE Retirement Plan and NVE Restoration Plan.
(3)	Credited Service is not applicable for participants benefiting under the cash balance plan design.
(4)	Mr. Yackira's benefit under the SERP plan includes 2 years of imputed service, valued as of December 31, 2010 at $928,000, to be granted upon attainment of age 62.
(5)	Mr. Denis' benefit under the SERP plan includes 3 years of imputed service, valued as of December 31, 2010 at $619,000, to be granted upon attainment of age 62.
(6)	Mr. Ceccarelli's benefit under the SERP plan includes 1 year and 1 month of imputed service, valued as of December 31, 2010 at $0.
The following assumptions were used in calculating the present value of the accumulated benefit:
	i.	Pension economic assumptions utilized for NVE's financial reporting for fiscal year end 2010 calculated in accordance with the Compensation Retirement Benefits Topic of the FASC.
	ii.	NVE reports using a measurement date of December 31, and that date has been used in all calculations for the above table, and these assumptions are outlined below:
		a.	The discount rate for fiscal year end 2010 was 5.10% for the Retirement Plan, 5.25% for the Restoration Plan, and 4.61% for the SERP Plan.
		b.	Postretirement mortality is based on the Generational RP 2000 mortality table with Scale AA.
		c.	There was assumed to be no pre-retirement mortality, turnover, or disability.
		d.	Retirement age was assumed to be the greater of age 62 and current age for participants benefiting under the traditional design, and is assumed to be current age for participants benefiting under the cash balance design.
	iii.	The demographic assumptions used are also consistent with pension financial reporting, with the exception as required by SEC guidance, that pre-retirement decrements are not used.

POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE IN CONTROL

     The following tables show the estimated payments each of the named executives could receive upon their termination under various circumstances, including a change in control. The amounts shown assume that the termination was effective as of December 31, 2010, and includes amounts earned through that time. The actual amounts to be paid out can only be determined at the time an executive separates from NVE. NEOs are not eligible for tax gross-ups on severance payments in relation to either IRC Section 280(g) or 4999. The footnotes are presented after the final table.

Michael W. Yackira

VALUE OF SEVERANCE AND CHANGE IN CONTROL AGREEMENTS

						Change in
	For Cause		Disability	Retirement	Without	Control
Type of Benefit	(1)	Death	(2)	(3)	Cause (4)	(5) (7) (10) (13)
Cash Severance (6)	$-	$-	$-	$-	$-	$4,800,000
Lump Sum Pension Service
Equivalent (8)	$-	$-	$-	$-	$-	$2,092,981
Life Insurance Proceeds (9)	$-	$1,750,000	$-	$-	$-	$-
Equity Benefits (11)
Performance Awards	$-	$2,219,802	$2,219,802	$2,219,802	$-	$2,219,802
Restricted Stock Units	$-	$-	$-	$-	$-	$-
Unexercisable Options	$-	$-	$-	$-	$-	$-
Total	$-	$2,219,802	$2,219,802	$2,219,802	$-	$2,219,802
Retirement Benefits (12)
NVE Retirement Plan	$19,769	$19,769	$19,769	$19,769	$19,769	$19,769
NVE Restoration Plan	$47,579	$47,579	$47,579	$47,579	$47,579	$47,579
NVE SERP	$-	$241,285	$200,134	$200,134	$200,134	$200,134
Retiree Medical	$-	$-	$-	$-	$-	$2,177
Total (Annual Benefits)	$67,348	$308,633	$267,482	$267,482	$267,482	$269,659
Other Benefits
Health & Welfare	$-	$-	$-	$-	$-	$134,924
Total	$67,348	$4,278,435	$2,487,284	$2,487,284	$267,482	$9,517,366

E. Kevin Bethel

VALUE OF SEVERANCE AND CHANGE IN CONTROL AGREEMENTS

					Without	Change in
	For Cause		Disability	Retirement	Cause	Control
Type of Benefit	(1)	Death	(2)	(3)	(4)	(5) (7) (10) (13)
Cash Severance (6)	$-	$-	$-	$-	$-	$780,000
Lump Sum Pension Service
Equivalent (8)	$-	$-	$-	$-	$-	$40,031
Life Insurance Proceeds (9)	$-	$780,000	$-	$-	$-	$-
Equity Benefits (11)
Performance Awards	$-	$260,986	$260,986	$260,986	$-	$260,986
Restricted Stock Units	$-	$175,755	$175,755	$175,755	$-	$210,750
Unexercisable Options	$-	$-	$-	$-	$-	$
Total	$-	$436,741	$436,741	$436,741	$-	$471,736
Retirement Benefits (12)
NVE Retirement Plan	$2,302	$2,302	$2,302	$2,302	$2,302	$2,302
NVE Restoration Plan	$454	$454	$454	$454	$454	$454
NVE SERP	$-	$-	$-	$-	$-	$-
Retiree Medical	$-	$-	$-	$-	$-	$-
Total (Annual Benefits)	$2,756	$2,756	$2,756	$2,756	$2,756	$2,756
Other Benefits
Health & Welfare	$-	$-	$-	$-	$-	$32,548
Total	$2,756	$1,219,497	$439,497	$439,497	$2,756	$1,327,071

Dilek L. Samil

VALUE OF SEVERANCE AND CHANGE IN CONTROL AGREEMENTS

					Without
	For Cause		Disability	Retirement	Cause	Change in Control
Type of Benefit	(1)	Death	(2)	(3)	(4)	(5) (7) (10) (13)
Cash Severance (6)	$-	$-	$-	$-	$-	$2,280,000
Lump Sum Pension Service
Equivalent (8)	$-	$-	$-	$-	$-	$101,723
Life Insurance Proceeds (9)	$-	$1,425,000	$-	$-	$-	$-
Equity Benefits (11)
Performance Awards	$-	$162,926	$162,926	$162,926	$-	$162,926
Restricted Stock Units	$-	$304,807	$304,807	$304,807	$-	$1,545,500
Unexercisable Options	$-	$-	$-	$-	$-	$-
Total	$-	$467,733	$467,733	$467,733	$-	$1,708,426
Retirement Benefits (12)
NVE Retirement Plan	$-	$-	$-	$-	$-	$-
NVE Restoration Plan	$-	$-	$-	$-	$-	$-
NVE SERP	$-	$-	$-	$-	$-	$-
Retiree Medical	$-	$-	$-	$-	$-	$-
Total (Annual Benefits)	$-	$-	$-	$-	$-	$-
Other Benefits
Health & Welfare	$-	$-	$-	$-	$-	$34,788
Total	$-	$1,892,733	$467,733	$467,733	$-	$4,124,937

Jeffrey L. Ceccarelli

VALUE OF SEVERANCE AND CHANGE IN CONTROL AGREEMENTS

						Change in
					Without	Control
Type of Benefit	For Cause (1)	Death	Disability (2)	Retirement (3)	Cause (4)	(5) (7) (10) (13)
Cash Severance (6)	$-	$-	$-	$-	$-	$1,790,250
Lump Sum Pension Service Equivalent (8)	$-	$-	$-	$-	$-	$428,425
Life Insurance Proceeds (9)	$-	$1,160,000	$-	$-	$-	$-
Equity Benefits (11)
Performance Awards	$-	$751,337	$751,337	$751,337	$-	$751,337
Restricted Stock Units	$-	$-	$-	$-	$-	$-
Unexercisable Options	$-	$-	$-	$-	$-	$-
Total	$-	$751,337	$751,337	$751,337	$-	$751,337
Retirement Benefits (12)
NVE Retirement Plan	$94,870	$66,967	$94,870	$94,870	$94,870	$94,870
NVE Restoration Plan	$137,113	$96,786	$137,113	$137,113	$137,113	$137,113
NVE SERP	$-	$2,993	$4,241	$4,241	$4,241	$4,241
Retiree Medical	$-	$-	$-	$-	$-	$-
Total (Annual Benefits)	$231,983	$166,746	$236,224	$236,224	$236,224	$236,224
Other Benefits
Health & Welfare	$-	$-	$-	$-	$-	$70,025
Total	$231,983	$2,078,083	$987,561	$987,561	$236,224	$3,276,261

Roberto Denis

VALUE OF SEVERANCE AND CHANGE IN CONTROL AGREEMENTS

					Without	Change in Control
Type of Benefit	For Cause (1)	Death	Disability (2)	Retirement (3)	Cause (4)	(5) (7) (10) (13)
Cash Severance (6)	$-	$-	$-	$-	$-	$1,571,426
Lump Sum Pension Service Equivalent (8)	$-	$-	$-	$-	$-	$792,634
Life Insurance Proceeds (9)	$-	$1,160,000	$-	$-	$-	$-
Equity Benefits (11)
Performance Awards	$-	$717,014	$717,014	$717,014	$-	$717,014
Restricted Stock Units	$-	$-	$-	$-	$-	$-
Unexercisable Options	$-	$-	$-	$-	$-	$-
Total	$-	$717,014	$717,014	$717,014	$-	$717,014
Retirement Benefits (12)
NVE Retirement Plan	$20,155	$20,155	$20,155	$20,155	$20,155	$20,155
NVE Restoration Plan	$23,267	$23,267	$23,267	$23,267	$23,267	$23,267
NVE SERP	$-	$72,688	$68,817	$68,817	$68,817	$68,817
Retiree Medical	$-	$-	$-	$-	$-	$-
Total (Annual Benefits)	$43,422	$116,110	$112,239	$112,239	$112,239	$112,239
Other Benefits
Health & Welfare	$-	$-	$-	$-	$-	$64,872
Total	$43,422	$1,993,124	$829,253	$829,253	$112,239	$3,258,185

Paul J. Kaleta

VALUE OF SEVERANCE AND CHANGE IN CONTROL AGREEMENTS

					Without	Change in Control
Type of Benefit	For Cause (1)	Death	Disability (2)	Retirement (3)	Cause (4)	(5) (7) (10) (13)
Cash Severance (6)	$-	$-	$-	$-	$-	$2,016,000
Lump Sum Pension Service Equivalent (8)	$-	$-	$-	$-	$-	$604,977
Life Insurance Proceeds (9)	$-	$1,265,000	$-	$-	$-	$-
Equity Benefits (11)
Performance Awards	$-	$765,235	$765,235	$765,235	$-	$765,235
Restricted Stock Units	$-	$90,154	$90,154	$90,154	$-	$140,500
Unexercisable Options	$-	$-	$-	$-	$-	$-
Total	$-	$855,389	$855,389	$855,389	$-	$905,735
Retirement Benefits (12)
NVE Retirement Plan	$7,824	$7,824	$7,824	$7,824	$7,824	$7,824
NVE Restoration Plan	$8,861	$8,861	$8,861	$8,861	$8,861	$8,861
NVE SERP	$-	$65,063	$37,813	$37,813	$37,813	$37,813
Retiree Medical	$-	$-	$-	$-	$-	$-
Total (Annual Benefits)	$16,685	$81,748	$54,498	$54,498	$54,498	$54,498
Other Benefits
Health & Welfare	$-	$-	$-	$-	$-	$64,191
Total	$16,685	$2,202,137	$909,887	$909,887	$54,498	$3,645,401
____________________

(1)	Termination for cause, other than under a change in control, means termination for reasons related to moral turpitude, conviction of a felony; or voluntary resignation without Board's consent or approval.
(2)	Termination on the basis of disability assumes the disability preventing the executive from successfully fulfilling the duties of his position, occurred on or before June 1, 2010 and NV Energy gave 30 days notice of termination, with an effective date of December 31, 2010. In addition, for the purpose of this calculation we have assumed that the named executive officer does not exercise the appeal provision of the disability determination process.
(3)	Termination on the basis of retirement assumes that the executive voluntarily resigned and is eligible to retire effective December 31, 2010.
(4)	Termination without cause requires the Company to decide to terminate the employment relationship without notice or providing a reason.
(5)	Change in control assumes that the executive was terminated without cause or with good reason within 24 months following a corporate change in control or potential change in control scenario as defined by the Company's CIC Policy (i.e., double trigger) dated January 1, 2008. For the purpose of this calculation it is assumed that the executive's termination coincides with a change in control effective date of December 31, 2010, and it is further assumed that the Company’s CIC Policy dated January 1, 2008 would supersede all other agreements entered into individually with each executive.
(6)	Cash severance is defined as all those payments owed or owing to the executive which are payable in cash under the different termination scenarios. While different payments may be paid in lump sum or over a period of time (e.g., one year), for the purpose of these calculations, the value of the cash severance payments are determined based on the assumption that they are made in lump sum form on or about the termination date. In addition, it is assumed that all accrued and unused vacation time for 2010 has been used (and/or paid), and all base salary has been paid through last day of the year.
(7)	The value of cash severance for termination following a change in control represents two-times annual base salary plus target short-term annual incentive award for Mr. Bethel and three-times annual base salary plus target short-term annual incentive award for all other named executive officers.
(8)
Under the terms of the CIC Policy, the lump sum pension service equivalent is payable as a single lump sum cash payment, and is equal to the value of additional accruals the executive would have received under the Company's pension plans had the executive continued in employment for an additional period of time specified in the CIC Policy. Additional service, as defined in the CIC agreement, is interpreted to apply as additional pay accruals under the cash balance design.

(9)	Each NEO is covered by NV Energy’s Executive Life Insurance Program through MetLife with benefits payable to a designated beneficiary in the event of death valued at the amounts outlined in the table.
(10)
The value of the health and welfare benefits to be provided to an executive and his family (if appropriate) is based on the value of current elections prior to termination, assumes no change in benefit elections and continues to require contributions by the NEO at the applicable employee rate. For each of the NEOs the opportunity to continue in the health program at the applicable employee rate beyond employment is available for up to 36 months following a change in control and this is assumed to run concurrently with any potential COBRA or other regulatory mandate for coverage following termination.

(11)
Equity awards are valued based on December 31, 2010 closing price of $14.05. In addition, the calculations reflect any applicable legal agreements affecting accelerated vesting of outstanding performance or other share awards as well as the immediate right to exercise any outstanding and unvested stock options. The values are based on the assumption that any unvested portion of Performance Units would have been vested had the performance cycle not been truncated and any pro-rata calculations are based on initial grant date from the start of the performance cycle through December 31, 2010. In addition, the value may be paid in either cash or equity at the discretion of the Board of Directors at the time of termination.

(12)
In addition to the benefits available as a component of severance, each executive participates in the pension plans disclosed in the Pension Plan Table with current accrued values. Executives would also be eligible for payments from these plans of all vested accrued benefits. The value of any retirement benefits reflected herein is the amount of a single life annuity for one year at the first date the executive would be eligible to receive a benefit. Additional service, as defined in the CIC Policy, is interpreted to apply as additional pay accruals under the cash balance design. For death benefits for Mr. Ceccarelli, his spouse is assumed to be no more than five years younger than the participant. Annuity conversion interest rates are assumed to be the rates applicable for 2010 adjusted for appropriate phase-in in future years. Payments calculated for Mr. Yackira and Mr. Denis that are shown above do not include the additional years of service promised under the SERP upon reaching age 62. Although annual annuities are shown above, all benefits could be paid as a lump sum, except for those to Mr. Ceccarelli under the Retirement Plan (traditional design) and Retiree Medical benefits to any participant. Mr. Ceccarelli would be eligible for special disability benefits at 12/31/2010, but such payments would not commence until age 65. He is assumed to elect to commence ordinary retirement benefits at his current age. All other named executive officers are not eligible for special disability benefits at 12/31/2010 as they have less than 10 years of service.

(13)
NEOs are subject to a reduction in change in control payments if the reduction would result in the "best net" benefit to the executive, with consideration for income tax under IRC Sections 280(G) and 4999. The reduction would apply to Mr. Denis, assuming a change in control and termination occurred on December 31, 2010.

William D. Rogers

     William D. Rogers resigned as Senior Vice President, Chief Financial Officer and Treasurer as of February 2, 2010. The payments actually made to Mr. Rogers pursuant to his separation agreement are disclosed under "Certain Relationships and Related Transactions."

NON-QUALIFIED DEFERRED COMPENSATION

     The NVE 401(k) Restoration Plan, a non-qualified deferred compensation plan, supplements benefits payable under the Company 401(k) Plan as described in the Compensation Discussion and Analysis above.

     Under the Plan, benefits are paid following the employee’s separation from service or at a specified date during the employee’s employment with NVE as designated by the employee each year during an annual enrollment period. Employees may designate up to two retirement distribution accounts and up to two in-service distribution accounts. Distributions under the retirement distribution accounts may be in the form of a single lump sum or up to ten annual installment payments as selected by the employee. Distributions under the in-service distribution accounts may be in the form of a single lump sum or up to five annual installment payments as selected by the employee. Distributions under the 401(k) Restoration Plan to key employees (as defined under IRS rules) as a result of the employee’s separation from service are delayed for 6 months.

     The following table shows the 2010 activity and ending balances for each of the named executives in the NVE 401(k) Restoration Plan.

				Aggregate
	Executive	Registrant	Aggregate	Withdrawals/	Aggregate
	Contributions	Contribution in	Earnings in	Distributions in	Balance at Last
	in Last Fiscal	Last Fiscal Year	Last Fiscal Year	Last Fiscal Year	Fiscal Year-End
Name	Year ($) (2)	($) (2)	($) (1)	($)	($) (3)
Michael W. Yackira	49,000	70,752	54,345	-	443,936
Samil L. Dilek	50,277	-	324	-	50,601
William D. Rogers	8,000	24,390	62,138	-	400,798
E. Kevin Bethel	5,000	-	429	-	5,429
Jeffrey L. Ceccarelli	18,000	19,176	25,364	-	189,270
Paul J. Kaleta	7,500	19,152	7,134	-	98,348
Roberto R. Denis	6,500	16,454	8,493	-	115,034
____________________

(1)	The amounts shown in the aggregate earnings column are not treated as above-market or preferential earnings within the meaning of Item 402(c)(viii)(B), because such earnings are the same as the return paid on amounts invested in an externally managed investment fund that is available to all employees participating in the non-discriminatory tax qualified 401(k) plan sponsored by the employer.
(2)	None of the amounts of the Executive Contributions, Registrant Contribution and Aggregate Earnings in Last Fiscal Year columns are included in the Summary Compensation Table for the designated NEO. The amount of any deferred compensation will be included in an NEOs compensation only at the time of distribution or vesting consistent with applicable legislation.
(3)	None of the Aggregate Balance at Last Fiscal Year includes money previously reported as earnings in the Summary Compensation Table.

DIRECTORS’ COMPENSATION

     The total 2010 compensation of our Directors is shown in the following table:

					Change in
					Pension
				Non-Equity	Value and
	Fees			Incentive	Nonqualified
	Earned or	Stock	Option	Plan	Deferred	All Other
	Paid in	Awards	Awards	Compensation	Compensation	Compensation
Name	Cash ($)	($)(4)(5)(6)	($)	($)	Earnings	($)	Total (S)
Mr. Anderson(1)	90,050	75,234					165,284
Mr. Christenson(1)	84,650	75,234					159,884
Ms. Clark	83,750	75,234					158,984
Mr. Day(3)(5)(7)	78,000	75,234				29,397	182,631
Mr. Frank	77,750	75,234					152,984
Mr. Kennedy(3)(5)	78,950	75,234				7,538	161,722
Ms. Mullarkey	78,950	75,234					154,184
Mr. O’Reilly(1)(3)(5)	78,600	75,234				22,564	176,398
Mr. Satre(2)(3)(5)(6)	56,100	151,971				21,721	229,792
Mr. Snyder(1)(3)(5)	78,550	75,234				14,515	168,299
____________________

(1)	Chair of Committee.
(2)	Chairman of the Board.
(3)	All Other Compensation represents the dividend payment on deferred shares.

(4)	Shares in this column represent shares of common stock paid as an annual retainer pursuant to the Non- Employee Director Stock Plan. In accordance with FASC Topic 718, Stock Award values are the Fair Market Value based on the closing price as of the day of issuance (May 4, 2010) which was $12.55. Pursuant to the Non-Employee Director Stock Plan, the number of shares awarded was based on the average daily high and low sale prices of the Company’s common stock for all trading days during the calendar month preceding the date of the issuance. The Company’s stock average for the month of April 2010 was $12.51.
(5)	Messrs. Day, Kennedy, O’Reilly, Snyder and Satre elected to defer payment of their stock award until such time as they are no longer Directors of NVE. The receipt of these deferred stock awards are reflected in the Stock Awards column. There were no unvested stock awards at December 31, 2010.
(6)	Mr. Satre also deferred his entire Chairman of the Board retainer until such time as he is no longer a Director of NVE. The receipt of the stock award is reflected in the Stock Awards column. There were no unvested stock awards at December 31, 2010. In accordance with FASC Topic 718, the additional Chairman of the Board Stock Award was entered at the Fair Market Value based on the closing price as of the day of issuance, which, per the NYSE Net, on August 2, 2010 (grant date) was $12.82. Pursuant to the Non-Employee Director Stock Plan, the number of shares awarded was based on the average daily high and low sale prices of the Company’s common stock for all trading days during the calendar month preceding the date of the issuance. The Company’s stock average for the month of July 2010 was $12.53.
(7)	Mr. Day retired from the board in February 2011.

     NVE’s Director Stock Plan requires that at least $75,000 of the annual retainer for each Director be paid in common stock of NVE. Directors further receive an annual cash retainer and earn additional fees for Committee or Chair services.

     On May 4, 2010, the Board reviewed Director compensation with the Compensation Consultant and approved various changes to bring Director compensation in line with market pay practices. Director stock ownership guidelines were significantly increased to require Directors to maintain at least five times of their common stock retainer in stock (i.e., $300,000), whereas previously Directors were required to maintain 1.25 times their common stock retainer in stock (i.e., $100,000). The total retainer was increased for all Directors to $135,000 from $120,000 (effectively raising the Director cash portion of their annual retainer to $60,000 from $45,000). The non-executive Chairman of the Board retainer was increased to $75,000 from $60,000 (which may be paid in quarterly installments or received in stock) but he receives no meeting fees. Mr. Satre elected to receive his Board retainer in stock and was awarded $75,000 in 2010.

     The Board further changed its Committee meeting compensation, moving from a “per-meeting” fee to a quarterly flat fee arrangement effective July 1, 2010. Effective July 1, 2010, Committee members are paid $1,875 quarterly for each Committee on which they serve, except for the Audit members, who receive $2,500 quarterly. Prior to July 1, 2010, Committee members were paid $1,200 for each Board or Committee meeting attended, with the exception of Audit Committee meetings for which Directors were paid $1,500 (except no Director would be paid more than two meeting fees per day regardless of the number of meetings attended).

     Effective July 1, 2010, Directors that serve as Committee Chair are paid an additional $3,750 quarterly, except for the Audit Committee Chair and the Compensation Committee Chair who each receive $5,000 quarterly (in consideration for the significant additional duties related to those positions). Prior to July 1, 2010, Directors that serve as Committee Chairpersons were paid an additional $1,000 quarterly, except for the Audit Committee Chair and the Non-Executive Chairman who each received an additional $2,500 quarterly.

     Furthermore, Directors that attend Board or Committee meetings outside their home town receive a travel fee. Directors who reside in the state of Nevada and attend a meeting outside their home town received a daily travel fee of $600. Directors who reside outside the state of Nevada, and attend a meeting in Nevada, receive a daily travel fee of $1,200.

     A Retirement Plan for Outside Directors was terminated prior to the merger between NVE (then known as Sierra Pacific Resources) and Nevada Power Company in 1999 and converted the present value of each then-serving director’s vested retirement benefit to phantom stock based on the stock price at the time of conversion. Phantom stock earns dividends, also payable in phantom stock, which are recorded in each Director’s phantom account. The value of these accounts is issued in stock or cash, at the election of the Board of Directors, following the Director’s departure from the Board of Directors.

EQUITY COMPENSATION PLAN INFORMATION

     The following table sets forth information as of December 31, 2010, regarding NVE’s Non-Employee Director Stock Plan, Employee Stock Purchase Plan and LTIP. Our stockholders previously approved each of these plans and all amendments that were subject to stockholder approval, except for the amendments to the LTIP that are being submitted for stockholder approval pursuant to Proposal 4 in this proxy statement. We have no equity compensation plans that have not been approved by stockholders.

Number of
Securities
	Number of		Remaining Available
	Securities to be		For Future Issuance
	Issued Upon	Weighted Average	Under Equity
	Exercise of	Exercise Price	Compensation Plans
	Outstanding	Outstanding	(Excluding
	Options, Warrants	Options, Warrants	Securities
	And Rights	And Rights	Reflected In Columns (a))
Plan Category	(a)	(b)	(c)
Non-Employee Director Stock Plan(1)	Not applicable	Not applicable	304,609 shares
Employee Stock Purchase Plan(2)	Not applicable	Not applicable	1,069,306 shares
Long Term Incentive Plan(3)	2,927,945 shares	$3.71	3,638,731 shares
____________________

(1)	The 2003 Non-Employee Director Stock Plan provides for the issuance of up to 700,000 shares of Common Stock over a ten-year period to members of the Company’s Board of Directors who are not employees of the Company in lieu of the annual retainer, or paid as a portion of the annual retainer to those individuals for their service on the Company’s Board of Directors. The exercise price of outstanding options, warrants and rights is based on the closing stock price on the date earned, which is the date the Non-Employee Director retires from the Board.
(2)	The Employee Stock Purchase Plan was approved by the stockholders of NVE on June 19, 2000, and a first amendment and restatement of the Plan was approved by the stockholders on April 28, 2008. A second amendment and restatement of the Plan was approved by the stockholders on May 4, 2010, which increased the shares reserved for issuance there under from 900,162 to 1,900,162. Under NVE’s Employee Stock Purchase Plan, eligible employees of NVE and any of its subsidiaries may save regularly by payroll deductions and twice each year use their savings to purchase NVE’s Common Stock. At December 31, 2010, we had issued 830,856 shares there under.
(3)	The Long-Term Incentive Plan provides for the granting of stock options (both “nonqualified” and “qualified”), stock appreciation rights (SARs), Restricted Stock Units, Performance Units, and Performance Shares to participating employees an incentive for outstanding performance. The exercise price of outstanding options, warrants and rights (deferred shares and phantom shares) varies based on the type and date of grant. It is generally based on the closing price of NVE common stock, an average closing price for a five day range prior to the grant date, or on the last day of the measurement period. As of December 31, 2010, the number of performance units and performance shares granted, but not vested were 1,958,035, the total of unvested options were 263,475 and the total number of vested but not exercised options were 706,435.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following tables set forth information as of February 15, 2011, with respect to the beneficial ownership of our common stock by:
  Stockholders we know to beneficially own more than 5% of our outstanding common stock
  Each Director;
  Each NEO in the Summary Compensation Table included below in this proxy statement; and
  All of our executive Officers and Directors as a group.

     Unless otherwise indicated, all persons named in the tables have sole voting and investment power with respect to the shares shown.

					Total Shares	% of NVE
Name and Address	Voting Authority		Dispositive Authority		Beneficially Owned	Common Stock
	Sole	Shared	Sole	Shared
BlackRock, Inc.(1)	19,911,321	0	19,911,321	0	19,911,321	8.5%
40 East 52nd Street
New York, NY 10022
JP Morgan Chase & Co.(2)	8,990,926	12,576	12,120,529	16,130	12,136,659	5.1%
270 Park Ave
New York, NY 10017
Franklin Resources, Inc. (3)	14,955,770	0	15,125,770	0	15,125,770	6.4%
One Franklin Parkway
San Mateo, CA 94403
T. Rowe Price Associates, Inc. (4)	1,533,600	0	13,003,500	0	13,003,500	5.5%
100 E. Pratt Street
Baltimore, MD 21202
____________________

(1)	Based on Form 13GA filed February 2, 2011.
(2)	Based on Form 13G filed February 3, 2011.
(3)	Based on Form 13GA filed February 4, 2011.
(4)	Based on Form 13G filed February 9, 2011.

	Number of Shares	Percent of Shares
Name	Beneficially Owned (1)	Beneficially Owned
Joseph B. Anderson	28,180
Glenn C. Christenson	77,328
Susan F. Clark	15,328
Stephen F. Frank	16,327
Brian J. Kennedy (3)	23,150
Maureen T. Mullarkey	22,062
John F. O’Reilly(2)(3)	71,636
Philip G. Satre(3)	80,402	No Director or executive officer
Donald D. Snyder(3)	28,898	owns in excess of one percent
Michael Yackira(4)	431,599
E. Kevin Bethel(4)	11,346
Jeff Ceccarelli(4)	158,688
Roberto Denis(4)	111,017
Paul Kaleta(4)	111,733
William Rogers(4)(5)	23,987
Dilek Samil	0
All executive officers and Directors as a Group (22 persons) (2)(3)(4)	1,259,102
____________________

(1)	The number of shares of common stock beneficially owned by each person is determined under rules promulgated by the SEC. Under these rules, a person is deemed to have “beneficial ownership” of any shares over which that person has or shares voting or investing power, plus any shares that the person has the right to acquire within 60 days, including through the exercise of stock options. To our knowledge, unless otherwise indicated, all of the persons listed above have sole voting and investment power with respect to their shares of common stock, except to the extent authority is shared by spouses under applicable law.

(2)	Includes shares of “phantom stock” representing the actuarial value of certain Directors’ vested benefits in the terminated Retirement Plan for Outside Directors, payable at the time of the respective Director’s departure from the Board in the following amounts: Mr. O’Reilly 7,781 shares.
(3)	Includes shares that the Directors have requested be deferred until their departure from the Board in the following amounts: Messrs. Kennedy, O’Reilly, Satre, and Snyder 14,328, 37,094, 40,134 and 24,898 shares, respectively.
(4)	Includes shares issuable under the Long-Term Incentive Plan within 60 days of February 15, 2011, to Messrs. Yackira, Kaleta, Ceccarelli, Denis, Rogers, Bethel and all other executive officers 279,181, 71,408, 67,997, 43,988, 0, 0, and 15,293 shares, respectively.
(5)	Information is as of August 2, 2010 which is the last date that Mr. Rogers was required to file Section 16 reports about his beneficial ownership with the SEC.

SECTION 16 BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Exchange Act requires that Directors, Officers, and any holders of more than 10% of NVE’s common stock file reports with the SEC disclosing ownership of the NVE stock and changes in beneficial ownership. Officers, Directors and 10% stockholders are required by SEC regulations to furnish NVE with copies of all Section 16(a) forms they file.

     To NVE’s knowledge, based solely on review of its records and written representations by persons required to file these reports, all filing requirements under Section 16(a) were complied within a timely fashion during 2010.

AUDIT COMMITTEE REPORT

     The Audit Committee, described above in the section “Board and Committee Meetings,” has adopted and maintains a written charter, which was approved by the full Board of Directors. The Committee reviews and reassesses the adequacy of its charter annually. The Committee most recently amended its charter on February 2, 2010 to assume additional risk oversight responsibilities. The most recent charter is available for review on the Company’s web site www.nvenergy.com. A written code of ethics applicable to all Company officers and employees, including the Company’s Chief Executive Officer and Chief Financial Officer, and an additional code of ethics that applies to our CEO, CFO and Chief Accounting Officer have been in existence for several years. The codes are also periodically reviewed by management and the Audit Committee.

     In accordance with its written charter, the Audit Committee is responsible for the appointment, compensation, retention, and oversight of the Company’s independent auditors and assists the Board in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing, and financial reporting and risk oversight practices of the Company and oversees the efficacy of its internal and external controls. The Audit Committee reviews and discusses Quarterly Reports on Form 10-Q and the Annual Report on Form 10-K, before recommending the adoption of the 10-K by the Company and filing of the 10-K with the SEC.

     In discharging its oversight responsibility as to the audit process, the Audit Committee has discussed with the independent auditors their independence from NVE and its management, including the matters in the written disclosures we received from the independent auditors regarding the applicable requirements of the Public Company Accounting Oversight Board regarding the independent auditors’ communications with the Audit Committee concerning independence, and discussed with the auditors any relationships that may impact their objectivity and independence, including whether the provision of non-audit services by the auditors is compatible with maintaining auditor independence, and satisfied itself as to the auditors’ independence. A statement of audit fees and all other fees charged by the auditors during 2010 and 2009 is set forth below under “Independent Public Accountants — Principal Accounting Fees and Services.”

     The Committee also discusses with management, the internal auditors, and the independent auditors the quality and adequacy of the Company’s internal controls and the internal audit function’s organization, responsibilities, budget and staffing. The Committee reviews with both the independent and the internal auditors their audit plans, audit scope, and identification of audit risks. As part its review of the internal audit function of the Company, the Committee reviews the annual risk assessment conducted by the internal auditors and throughout the year approves any changes to the audit plans prepared by the internal auditors. The Audit Committee has the authority to appoint or replace the Vice President, Internal Audit and Chief Risk Officer and conducts ongoing review of his independence, competence, staffing adequacy and authority.

     The Committee discusses and reviews with the independent auditors all communications required by generally accepted auditing standards, including those described in Statement on Auditing Standards No. 114, “The Auditor’s Communication With Those Charged with Governance” and SEC Regulation S-X, Rule 2-07. These include but are not limited to (1) accounting policies for unusual transactions, (2) the impact of accounting policies for which there is no authoritative consensus, (3) sensitive accounting estimates, and (4) disagreements with management. The Committee also discusses and reviews the process used by management in formulating particularly sensitive accounting estimates and the basis for the conclusions of its independent auditors regarding the reasonableness of those estimates, and, with and without management present, discusses and reviews the results of the independent auditors’ examination of the financial statements. The Committee also discusses the results of the internal audit examinations.

     The Committee reviewed the audited financial statements of the Company as of and for the fiscal year ended December 31, 2010, with management and the independent auditors, which included a discussion of the quality and effect of accounting principles, the reasonableness of significant judgments, and the clarity of disclosure in the financial statements. Management has the responsibility for the preparation of the Company’s financial statements and the independent auditors have the responsibility for the examination of those statements.

     The Company’s audited financial statements are included in its Annual Report on Form 10-K for the fiscal year ended December 31, 2010, filed with the SEC.

     All members of the Audit Committee are independent as defined in Section 303A.02 of the NYSE Listed Company Manual and Rules 10A-2 and 10A-3(b)(1) of the Exchange Act. No member of the Committee has any relationship with the Company that might interfere with the exercise of independence from management of the Company. Each member is financially literate and knowledgeable. Mr. Christenson, the Chairman, is the former Chief Financial Officer of a former NYSE listed company, a CPA and former partner in a professional accounting firm and has considerable knowledge of financial accounting, reporting, management and internal controls, and the Board of Directors has determined that he is an accounting and related financial management expert as defined by the NYSE standards and an “audit committee financial expert” as defined in the rules and regulations of the Exchange Act.

AUDIT COMMITTEE
Glenn C. Christenson, Chair
Stephen E. Frank
Brian J. Kennedy
Maureen T. Mullarkey
John F. O’Reilly

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     During 2010, Messrs. Anderson (chair), Christenson, Day, Frank, Satre and Snyder served as members of the Compensation Committee. None of them were at any time during 2010, or before then, an officer or employee of NVE or any of its subsidiaries. Ms. Clark was appointed to the Compensation Committee in February 2011. None of them had any relationships with NVE or any of its subsidiaries during 2010 that was required to be disclosed under Item 404 of Regulation S-K under the Exchange Act.

     During 2010, none of our executive officers or any of our subsidiaries served as a Director or member of the Compensation Committee (or other committee serving an equivalent function) of any other entity, whose executive officer served on our Board of Directors or any of our subsidiaries or the Compensation Committee.

COMPENSATION COMMITTEE REPORT

     The Compensation Committee of the Board of Directors of NVE oversees NVE’s compensation program on behalf of the Board. In fulfilling its oversight responsibilities, the Compensation Committee reviewed and discussed with management the Compensation Discussion and Analysis set forth in this proxy statement.

     In reliance on the review and discussions referred to above, the Compensation Committee recommended to the Board that the Compensation Discussion and Analysis be included in this proxy statement.

COMPENSATION COMMITTEE
Joseph B. Anderson, Jr., Chair
Glenn C. Christenson
Susan F. Clark
Stephen E. Frank
Donald D. Snyder

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Related Party Transactions

     Philip G. Satre, a member of NVE’s Board of Directors, was a member of the board of directors of the Nevada Cancer Institute, a non-profit research center, during 2009 until his retirement from that board in February, 2009. Mr. Yackira has served as a member of the board of directors of the Nevada Cancer Institute since February 2010. NV Energy’s Charitable Foundation has agreed to donate to the Nevada Cancer Institute $1,000,000 in equal installments over five years beginning in 2008. NVE’s Board of Directors approved the donation in 2008 and determined, based on the particular facts and circumstances, including the size and nature of the donation and the fact that Mr. Satre did not receive any remuneration from the Nevada Cancer Institute, that the donation did not constitute a material relationship between NVE and Mr. Satre that would affect the independence of Mr. Satre as a Director of NVE.

     Donald D. Snyder, a member of NVE’s Board of Directors, served until August, 2010 as the chairman of the board of directors of the Las Vegas Performing Arts Center Foundation, a charitable foundation which is developing the Smith Center for the Performing Arts. NV Energy’s Charitable Foundation has agreed to donate to the Las Vegas Performing Arts Center Foundation $1,000,000 in equal installments over five years beginning in 2008. NVE’s Board of Directors approved the donation and determined, based on the particular facts and circumstances, including the size and nature of the donation and the fact that Mr. Snyder does not receive any remuneration from the Foundation, that the donation did not constitute a material relationship between NVE and Mr. Snyder that would affect the independence of Mr. Snyder as a Director of NVE.

     John O’Reilly and Donald D. Snyder, current independent Directors on NVE’s Board of Directors, are among the 64 volunteer trustees of the UNLV Foundation, a charitable organization that raises private support for educational purposes relating to the University of Nevada, Las Vegas. In the fall 2010, Mr. Snyder was appointed Interim Dean of the Harrah’s College of Hotel Administration at UNLV, a non-executive position. NV Energy’s Charitable Foundation has agreed to donate $500,000 in two annual installments of $250,000 beginning in 2009 to support the development of an undergraduate educational program at UNLV in renewable energy resources. In addition, NVE made various other donations to UNLV including $50,000 for the construction of the UNLV Science & Engineering Complex, $20,000 for in support of a UNLV solar energy research grant, and approximately $63,000 in miscellaneous other contributions in support of educational and multicultural, minor scholarship, sports and alumni programs. In addition, NV Energy entered into a contractual arrangement with UNLV, homebuilder Pulte and the U.S. Department of Energy to develop a model community named Trieste that will significantly reduce peak residential energy demand and reduce the strain on the electrical grid during the summer months. NVE was paid $226,247 for energy efficiency data gathered and demand side management services rendered. NVE’s Board of Directors pre-approved all community relations contributions and the Trieste transaction costs and determined, based on the particular facts and circumstances, including the size and nature of the donation and the fact that those individuals do not receive any remuneration from the Foundation, that the donations and transactions did not constitute a material relationship between NVE and those individuals, and that Messrs. O’Reilly and Snyder’s status as independent Directors of NVE would not be affected.

     On February 2, 2010, NVE announced the resignation of William D. Rogers as Senior Vice President, Chief Financial Officer and Treasurer of NVE, which was effective as of that date. In connection with that resignation, on February 17, 2010, NVE and Mr. Rogers executed a separation agreement (the “Separation Agreement”), which, among other things, provides for payment to Mr. Rogers by NVE of a lump sum cash amount equal to $687,519.28. Pursuant to the terms of the Separation Agreement, Mr. Rogers also received, among other things, those employee benefits provided by NVE upon termination of employment pursuant to the terms and subject to the conditions of the employee benefit plans and programs of NVE in which Mr. Rogers participated and all amounts due to him as salary for services rendered through the date of his resignation.

Affiliate Transactions and Relationships

     Employees of NVE provide certain accounting, treasury, financial planning and administrative services to NPC and SPPC. The costs of those services are allocated between NPC and SPPC according to usage by each. During 2010, the cost for such services allocated to NPC was $6.6 million and the cost of such services allocated to SPPC was $3.1 million. Additionally, all of NVE’s officers are also officers of NPC and SPPC. All three companies have the same members of their respective Boards of Directors.

     NVE files a consolidated federal income tax return for itself and its subsidiaries. Current income taxes are allocated based on each entity’s respective taxable income or loss and investment tax credits as if each subsidiary filed a separate return. NVE does not believe that any significant additional tax liability would be incurred by any of its subsidiaries on behalf of any other subsidiary. NVE and its subsidiaries could potentially incur certain tax liabilities as a result of the joint tax filing in the event of a change in applicable law or as a result of an audit.

     As part of on-going cash management practices and operations, NVE may make intercompany loans to NPC and SPPC, subject to any applicable regulatory restrictions and restrictions under NVE’s or NPC’s or SPPC’s financing agreements.

Review, Approval or Ratification of Transactions with Related Parties

     In accordance with the Policy and Procedure Governing Related Party Transactions (the “Policy”) adopted by the Board in 2009, all Related Party Transactions are subject to prior review and approval by the Nominating and Governance Committee. For purposes of the Policy, a Related Party Transaction is any transaction, arrangement or relationship or a series of similar transactions, arrangements or relationships, including any indebtedness or guarantee of indebtedness, where the aggregate amount involved is expected to exceed $50,000, in any calendar year, in which the Company, including any of its subsidiaries, was, is or will be a participant and in which any Related Party had, has or will have a direct or indirect material interest. Related Parties are executive officers, Directors, nominees for Director, any person who is known to be the beneficial owner of more than 5% of the Company’s voting securities, any immediate family member of any of the foregoing persons, and any entity in which any of the foregoing persons is employed or is a partner or principal or in a similar position or in which such person has a 10% beneficial ownership interest.

     The Nominating and Governance Committee (or the Chair of the Nominating and Governance Committee, to whom authority has been delegated under certain circumstances) is authorized to approve only those Related Party Transactions that are in the best interests of the Company and its stockholders, or not inconsistent therewith, in its (or his or her) good faith judgment. In making a determination to approve or ratify, the Committee (or the Chair) will consider, in particular, but not exclusively, such factors as:
  The extent of the Related Party’s interest in the transaction;
  The benefits to the Company;

  The availability of other sources of comparable products or services;
  Whether the terms of the transaction are no less favorable than terms generally available in unaffiliated transactions under like circumstances;
  The aggregate value of the transaction; and
  The effect on a Director’s independence.
     The Policy provides that the following transactions are deemed pre-approved: (a) compensation paid to a Director if such compensation is pursuant to Board-approved standard compensation agreements for Directors; (b) any transaction with another company at which a Related Party’s only relationship is as a Director and/or beneficial owner of less than a 10% equity interest in that Company’s shares; (c) any transaction in which rates or charges involved are determined by competitive bids or involving the rendering of services as a common or contract carrier, or public utility, at rates or charges fixed in conformity with law or governmental authority; (d) any transaction involving services as a bank depository of funds, transfer agent, registrar, trustee under a trust indenture or similar services; (e) any transaction in which the Related Party’s interest arises solely from the ownership of the Company’s equity securities and all holders of the Company’s equity securities received the same benefit on a pro rata basis (e.g., dividends); and (f) transactions available to employees generally.

INDEPENDENT PUBLIC ACCOUNTANTS

     The audit committee has selected Deloitte & Touche LLP (Deloitte), independent public accountants, to conduct audits of our financial statements and the effectiveness of NVE’s internal controls over financial reporting as of and for the fiscal year ended December 31, 2011. Deloitte audited our financial statements and the effectiveness of NVE’s internal controls over financial reporting as of and for the fiscal year ended December 31, 2010. A representative of Deloitte will be present at the Annual Meeting to answer questions from stockholders and will have an opportunity to make a statement if desired.

Principal Accounting Fees and Services

     The following table summarizes the aggregate fees billed to NVE, NPC and SPPC by our independent public accountants, Deloitte.

	NPC		SPPC		NVE Consolidated
	2010	2009	2010	2009	2010	2009
Audit Fees(a)	[OPEN]	$1,036,424	[OPEN]	$1,048,674	[OPEN]	$2,191,538
Audit Related
Fees(b)		$17,000		$17,000		$17,000
Tax Fees	__	__	__	__	__	__
All Other Fees	__	__	__	__	__	__
Total		$1,036,424		$1,065,674		$2,208,538

____________________

(a)	Fees for audit services billed for 2010 and 2009 consisted of
Audit of the companies’ financial statements; Reviews of the companies’ quarterly financial statements; and Comfort letters, regulatory audits, consents and other services related to SEC matters.
(b)	Fees for audit related services billed for 2010 and 2009 consisted of agreed upon procedures.

     In considering the nature of the services provided by the independent public accountants, the Audit Committee determined that such services are compatible with the provision of independent audit services. The Audit Committee discussed these services with the independent public accountants and Management to determine that they are permitted under the rules and regulations concerning auditor independence promulgated by the SEC to implement the Sarbanes-Oxley Act of 2002, as well as the Public Company Accounting Oversight Board and the American Institute of Certified Public Accountants.

     Under the Audit Committee’s charter, the Audit Committee has the sole authority to appoint or replace the Company’s independent auditors. In connection with this authority, the Audit Committee must approve all audit engagement fees and terms and all significant non-audit engagements of Deloitte. Prior to the beginning of each engagement, the Audit Committee or its designated member must review and pre-approve both audit and permissible non-audit services to be provided by Deloitte. Throughout the year, the Audit Committee reviews proposed and actually provided services, along with the associated fees charged by Deloitte. The Audit Committee also considers Deloitte’s work throughout the year and evaluates the auditor’s qualifications, performance and independence.

     The Audit Committee has delegated to the Chairman of the Audit Committee the authority to review and pre-approve both audit and permissible non-audit services provided by Deloitte. In the event the pre-approval of such services is provided between Audit Committee meetings, the pre-approval of such services must be reported to the Audit Committee at its next regularly scheduled meeting.

     The services performed by Deloitte in 2010 were pre-approved on May 4, 2010, by the Audit Committee in accordance with its charter and the Audit Committee’s Policy for the Approval of Audit and Non-Audit Services Provided by the Independent Auditor. This policy takes into account the importance of maintaining the independent and objective viewpoint of Deloitte from the Company’s management. It also provides that although the SEC rules provide a de minimis exception to the preapproval requirement for non-audit services under certain circumstances, all audit and non-audit services must still be pre-approved. It specifically describes the permitted audit, audit-related, tax, and other services that Deloitte may perform.

     Fees for audit-related services, tax services and all other fees were pre-approved by the Audit Committee on May 4, 2010.

COMMUNICATIONS WITH DIRECTORS

     The Board of Directors will give appropriate attention to written communications on issues that are submitted by stockholders and other interested parties, and will respond if and as appropriate. Absent unusual circumstances or as contemplated by committee charters, the chairman of the Nominating and Governance Committee will, with the assistance of our internal legal counsel, (1) be primarily responsible for monitoring communications from stockholders and other interested parties and (2) provide copies or summaries of such communications to the other Directors as he or she considers appropriate.

     Communications will be forwarded to all Directors if they relate to substantive matters and include suggestions or comments that the chairman of the Nominating and Governance Committee considers to be important for the Directors to know. In general, communications relating to corporate governance and long-term corporate strategy are more likely to be forwarded than communications relating to personal grievances and matters as to which we tend to receive repetitive or duplicative communications.

     Stockholders and other interested parties may communicate directly with the Company’s non-management Directors as a group, or with any individual Director, by addressing such communications to the desired recipients and sending it c/o Corporate Secretary, NV Energy, Inc., P.O. Box 98910, Las Vegas, NV 89151, and marking such communications as “confidential.”

OTHER MATTERS

     We have no knowledge of any matters to be presented for action by the stockholders at the Annual Meeting other than as set forth herein. However, the enclosed proxy gives discretionary authority to the persons named therein to act in accordance with their best judgment in the event that any additional matters should be presented.

     To the extent that this proxy statement has been or will be specifically incorporated by reference into any filing by us under the Securities Act of 1933, as amended, or the Exchange Act, the sections of the proxy statement entitled “Compensation Committee Report” and “Audit Committee Report” shall not be deemed to be “soliciting materials” or to be so incorporated, unless specifically otherwise provided in any such filing.

     So that your shares may be represented if you do not plan to attend the Annual Meeting, please vote your shares by mail, the Internet or telephone.

On Behalf of the Board of Directors

PAUL J. KALETA,
Corporate Secretary
[March 21, 2011]

EXHIBIT A

AMENDED AND RESTATED
NV ENERGY, INC. 2004
EXECUTIVE LONG TERM INCENTIVE PLAN
(As of January 1, 2011)

Article 1.

Establishment, Purpose, and Duration

     1.1 Establishment of the Plan. NV Energy, Inc., a Nevada corporation (hereinafter referred to as the “Company”), established an incentive compensation plan known as the NV Energy, Inc. 2004 Executive Long-Term Incentive Plan (hereinafter referred to as the “Plan”). The Plan permits the grant of Nonqualified Stock Options (“NQSOs”), Incentive Stock Options (“ISOs”), Stock Appreciation Rights (“SARs”), Restricted Stock, Restricted Stock Units, Performance Units, Performance Shares and other equity-based awards payable in Cash.

     The Plan was first effective as of January 1, 2004 (the “Effective Date”), and subsequently amended and restated effective January 1, 2008, and was further amended on December 21, 2010. The Plan is hereby further amended and restated effective as of January 1, 2011.

     1.2 Purpose of the Plan. The purpose of the Plan is to promote the success and enhance the value of the Company by linking the personal interests of Participants to those of Company shareholders, customers, and employees by providing Participants with an incentive for outstanding performance.

     The Plan is further intended to provide flexibility to the Company in its ability to motivate, attract, and retain the services of Participants upon whose judgment, interest, and special effort the successful conduct of its operation is largely dependent.

     The Plan is further intended to provide pay systems that support the Company’s business strategy, and which are competitive with similarly sized utilities, and to emphasize pay-for-performance by tying reward opportunities to carefully determined and articulated performance goals at corporate, business unit, and individual levels.

     1.3 Duration of the Plan. The Plan commenced on the Effective Date, as described in Section 1.1 herein, and shall remain in effect, subject to the right of the Board of Directors to terminate the Plan at any time pursuant to Article 14 herein or until all Shares subject to it shall have been purchased or acquired according to the Plan’s provisions. However, in no event may an Award be granted under the Plan after December 31, 2013.

Article 2.

Definitions

     Whenever used in the Plan, the following terms shall have the meanings set forth below and, when the meaning is intended, the initial letter of the word is capitalized:

     2.1 “Award” means, individually or collectively, a grant under this Plan of NQSOs, ISOs, SARs, Restricted Stock, Restricted Stock Units, Performance Units, Performance Shares, Bonus Stock, or an equity-based award payable in cash.

     2.2 “Award Agreement” means an agreement entered into by each Participant and the Company, setting forth the terms and provisions applicable to Awards granted to Participants under this Plan.

     2.3 “Board” or “Board of Directors” means the Board of Directors of the Company.

     2.4 “Code” means the Internal Revenue Code of 1986, as amended from time to time.

     2.5 “Committee” means the Compensation Committee of the Board of Directors of the Company.

     2.6 “Company” means NV Energy, Inc., a Nevada corporation, or any successor thereto as provided in Article 17 herein.

     2.7 “Director” means any individual who is a member of the Board of Directors of the Company.

     2.8 “Disability” shall have the meaning ascribed to such term in the Long-Term Disability Income Plan of the Company.

     2.8A “Dividend Equivalent Rights” means a right of the grantee to receive credits based on cash dividends that would have been paid on the Shares specified in the Award to which it relates as if such Shares had been issued to and held by the grantee.

     2.9 “Eligible Employee” means those employees who are eligible to participate in the Plan, as set forth in Section 5.1 herein.

     2.10 “Employee” means any full-time, nonunion employee of the Company or of the Company’s Subsidiaries. Directors who are not otherwise employed by the Company shall not be considered Employees under this Plan.

     2.11 “Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time, or any successor Act thereto.

     2.12 “Fair Market Value” shall mean the closing sale price on the principal securities exchange on which the Shares may then be traded or, if there is no such sale on the relevant date, then on the last previous day on which a sale was reported.

     2.13 “Freestanding SAR” means a SAR that is granted independently of any Options.

     2.14 “Incentive Stock Option” or “ISO” means an option to purchase Shares, granted under Article 6 herein, which is designated as an Incentive Stock Option and is intended to meet the requirements of Section 422 of the Code.

     2.15 “Insider” shall mean an Employee who is, on the relevant date, an officer, director, or ten percent (10%) beneficial owner of the Company, as defined under Section 16 of the Exchange Act.

     2.16 “Nonqualified Stock Option,” or “NQSO” means an option to purchase Shares, granted under Article 6 herein, which is not intended to be an Incentive Stock Option.

     2.17 “Option” means an Incentive Stock Option or a Nonqualified Stock Option.

     2.18 “Option Price” means the price at which a Share may be purchased by a Participant pursuant to an Option, as determined by the Committee.

     2.19 “Participant” means an officer or Employee of the Company determined by the Committee to be eligible for participation in the Plan.

     2.20 “Performance Goals” has the meaning provided in Section 3.3 hereof.

     2.21 “Performance Unit” means an Award granted to an Employee, as described in Article 9 herein.

     2.22 “Performance Share” means an Award granted to an Employee, as described in Article 9 herein.

     2.23 “Period of Restriction” means the period during which the transfer of Shares of Restricted Stock is limited in some way (based on the passage of time, the achievement of performance goals, or upon the occurrence of other events as determined by the Committee, at its discretion), and the Shares are subject to a substantial risk of forfeiture, as provided in Article 8 herein.

     2.24 “Person” shall have the meaning ascribed to such term in Section 3(a)(9) of the Exchange Act and used in Sections 13(d) and 14(d) thereof, including a “group” as defined in Section 13(d).

     2.25 “Restricted Stock” means an Award granted to a Participant, as described in Article 8 herein.

     2.25A “Restricted Stock Units” means an Award granted to a Participant, as described in Article 8 herein.

     2.26 “Retirement” shall have the meaning ascribed to such term in the applicable Award Agreement.

     2.27 “Shares” means the shares of common stock of the Company.

     2.28 “Stock Appreciation Right” or “SAR” means an Award, granted alone or in connection with a related Option, designed as a SAR, pursuant to the terms of Article 7 herein.

     2.29 “Subsidiary” means any wholly owned corporation, partnership, venture, or other entity in which the Company directly or indirectly through another Subsidiary holds one hundred percent (100%) voting control.

     2.30 “Tandem SAR” means a SAR that is granted in connection with a related Option, the exercise of which shall require forfeiture of the right to purchase a Share under the related Option (and when a Share is purchased under the Option, the Tandem SAR shall be similarly canceled).

     2.31 “Window Period” means when Insiders are permitted to buy and sell Shares pursuant to the Company’s insider trading policy.

Article 3.

Administration

     3.1 The Committee. The Plan shall be administered by the Committee, which shall exclusively consist of independent Directors as defined by the New York Stock Exchange Listing Standards, or by any other Committee of exclusively independent Directors appointed by the Board, consisting of not less than two (2) independent nonemployee Directors. The members of the Committee shall be appointed from time to time by, and shall serve at the discretion of, the Board of Directors.

          The Committee shall be comprised solely of Directors who are eligible to administer the Plan pursuant to Rule 16b-3(b)(3) under the Exchange Act and Section 162(m) of the Code. However, if for any reason the Committee does not qualify to administer the Plan, as contemplated by Rule 16b-3(b)(3) of the Exchange Act and Section 162(m), the Board of Directors may appoint a new Committee so as to comply with Rule 16b-3(b)(3) and Section 162(m).

     3.2 Authority of the Committee. The Committee shall have full power except as limited by law, the Articles of Incorporation and the Bylaws of the Company, subject to such other restricting limitations or direction as may be imposed by the Board and subject to the provisions herein, to determine the size and types of Awards; to determine the terms and conditions of such Awards in a manner consistent with the Plan; to construe and interpret the Plan and any award, agreement, or instrument entered into under the Plan; to establish, amend, or waive rules and regulations for the Plan’s administration; and (subject to the provisions of Article 14 herein) to amend the terms and conditions of any outstanding Award to the extent such terms and conditions are within the discretion of the Committee as provided in the Plan provided, however, that the Committee shall not construe or interpret the Plan or any Award or agreement or amend the terms and conditions of any outstanding Award to allow the deferral of compensation after the Award is exercised, after the close of any applicable performance period, or after the removal of applicable restrictions. Further, the Committee shall make all other determinations which may be necessary or advisable for the administration of the Plan. As permitted by law, the Committee may delegate its authorities as identified hereunder.

     3.3 Establishment of Performance Goals. The Committee may condition the payment of any Award or the lapse of any Period of Restriction upon the achievement of a Performance Goal (defined below) that is established by the Committee. A “Performance Goal” shall mean an objective goal that must be met by the end of the performance period specified by the Committee based upon one or more of the following business criteria as applied to the Company, a Subsidiary, an affiliate or a business unit: (i) total stockholder return, (ii) total stockholder return as compared to total return of a publicly available index, (iii) net income, (iv) pretax earnings, (v) funds from operations, (vi) earnings before interest expense, taxes, depreciation and amortization, (vii) operating margin, (viii) earnings per share, (ix) return on equity, capital, assets or investment, (x) operating earnings, (xi) working capital and/or liquidity, (xii) completion of capital projects, (xiii) expense and/or liability containment, (xiv) operating expenditures, (xv) operational safety metrics, (xvi) energy supply, conservation and environmental performance, (xvii) customer satisfaction metrics, (xviii) service levels and reliability, (xix) shareholder profile metrics, (xx) ethics, (xxi) public affairs and marketing metrics, (xxii) ratio of debt to stockholders equity, (xxiii) workforce-related metrics, (xxiv) internal financial reporting and accounts payable metrics, or (xxv) revenue. A Performance Goal, or any component thereof, may be established by the Committee on an absolute or relative basis, and if on a relative basis may be compared to a market index, a group of other companies, or any combination thereof. The Committee shall have discretion to determine the specific targets with respect to each of these categories of Performance Goals. In addition to the foregoing, an Award or lapse of any Period of Restriction may be conditioned upon the Participant’s achievement of a specified period of service with the Company, its Subsidiaries, or its affiliates. Before paying an Award or permitting the lapse of any Period of Restriction on an Award subject to this Section, the Committee shall certify in writing that the applicable Performance Goal has been satisfied.

     3.4 Decisions Binding. The Committee shall have full authority to interpret and construe all provisions of the Plan and the Committee’s determinations on such matters shall be binding and conclusive. All determinations and decisions made by the Committee pursuant to the provisions of the Plan and all related orders or resolutions of the Board shall be final, conclusive, and binding on all persons, including the Company, its stockholders, Employees, Participants, and their estates and beneficiaries.

Article 4.

Shares Subject to the Plan

     4.1 Number of Shares. Subject to adjustment as provided in Section 4.4 herein, the total number of Shares available for grant under the Plan shall be seven million, seven hundred fifty thousand (7,750,000). No more than thirty percent (30%) of such Shares in the aggregate may be issued pursuant to grants of Restricted Stock and Restricted Stock Units over the life of the Plan, and no more than twenty-five percent (25%) of such Shares in the aggregate may be issued pursuant to grants of Restricted Stock and Restricted Stock Units to any one individual in the aggregate over the life of the Plan.

     4.2 Annual Award Limits. The following limits (each an “Annual Award Limit”, and collectively, “Annual Award Limits”) shall, subject to adjustment as provided in Section 4.4, apply to grants of Awards under this Plan:

     (a) Options: The maximum aggregate number of shares of Common Stock subject to Options which may be granted in any one calendar year to any Participant shall be 500,000.

     (b) SARs: The maximum aggregate number of shares of Common Stock subject to SARs which may be granted in any one calendar year to any Participant shall be 500,000.

     (c) Restricted Stock: The maximum aggregate number of shares of Common Stock subject to Awards of Restricted Stock which may be granted in any one calendar year to any Participant shall be 500,000.

     (d) Performance Units: The maximum aggregate number of shares of Common Stock subject to Performance Units which may be granted in any one calendar year to any Participant shall be the Fair Market Value (determined on the date of grant) of 500,000 shares of Common Stock. Additionally, the maximum aggregate Performance Unit cash payments that may be made in any one calendar year to any Participant shall be $5,000,000.

     (e) Performance Shares: The maximum aggregate number of shares of Common Stock subject to Performance Shares which may be granted in any one calendar year to any Participant shall be 500,000.

     (f) Other Equity-Based Awards in Cash: The maximum aggregate other equity-based cash payments that may be made in any one calendar year to any Participant shall be $5,000,000.

     (g) Restricted Stock Units: The maximum aggregate number of shares of Common Stock subject to Restricted Stock Units which may be granted in any one calendar year to any Participant shall be the Fair Market Value (determined on the date of grant) of 500,000 shares of Common Stock.

     The following rules will apply for purposes of the determination of the number of Shares available for grant under the Plan:

     (i) While an Award is outstanding, it shall be counted against the authorized pool of Shares, regardless of its vested status.

     (ii) The grant of an Option, Restricted Stock or Restricted Stock Units shall reduce the Shares available for grant under the Plan by the number of Shares subject to such Award.

     (iii) The grant of a Tandem SAR shall reduce the number of Shares available for grant by the number of Shares subject to the related Option (i.e., there is no double counting of Options and their related Tandem SARs).

     (iv) The grant of a Freestanding SAR shall reduce the number of Shares available for grant by the number of Freestanding SARs granted.

     (v) The Committee shall in each case determine the appropriate number of Shares to deduct from the authorized pool in connection with the grant of Performance Units and/or Performance Shares.

     (vi) To the extent that an Award is settled in cash rather than in Shares, the authorized Share pool shall be credited with the appropriate number of Shares represented by the cash settlement of the Award, as determined at the sole discretion of the Committee (subject to the limitation set forth in Section 4.3 herein) but not in excess of the number of Shares deducted from the authorized Share pool in connection with the grant of the Award.

     (vii) To the extent Dividend Equivalent Rights are settled in Shares, the authorized Share pool shall be reduced by the appropriate number of Shares delivered with respect to such Dividend Equivalent Rights.

     4.3 Lapsed Awards. If any Award granted under this Plan is waived, canceled, terminates, expires, or lapses for any reason (with the exception of the termination of a Tandem SAR upon exercise of the related Option, or the termination of a related Option upon exercise of the corresponding Tandem SAR), any Shares subject to such Award shall again be available for the grant of an Award under the Plan. However, in the event that prior to the Award’s waiver, cancellation, termination, expiration, or lapse, the holder of the Award at any time receives one or more “benefits of ownership” pursuant to such Award (as defined by the Securities and Exchange Commission, pursuant to any rule or interpretation promulgated under Section 16 of the Exchange Act), the Shares subject to such Award shall not be made available for regrant under the Plan.

     4.4 Adjustments in Authorized Shares. In the event of any merger, reorganization, consolidation, recapitalization, separation, liquidation, stock dividend, split-up, Share combination, or other change in the corporate structure of the Company affecting the Shares, such adjustment shall be made in the number and class of Shares which may be delivered under the Plan, and in the number and class of and/or price of Shares subject to outstanding Awards granted under the Plan, as may be determined to be appropriate and equitable by the Committee, in its sole discretion, to prevent dilution or enlargement of rights; and provided that the number of Shares subject to any Award shall always be a whole number. Notwithstanding anything to the contrary contained in this Plan, if an Award is not assumed in connection with any change of control or other corporate transaction, the Committee may provide in its discretion through an Award Agreement or otherwise that such Award may be accelerated, amended, converted, or settled in such manner as it considers appropriate.

Article 5.

Eligibility and Participation

     5.1 Eligibility. Persons eligible to participate in this Plan include all officers and key Employees of the Company and its Subsidiaries, as determined by the Committee, including Employees who are members of the Board, but excluding Directors who are not Employees.

     5.2 Actual Participation. Subject to the provisions of the Plan, the Committee may, from time to time, select from all Eligible Employees those to whom Awards shall be granted and shall determine the nature and amount of each Award.

Article 6.

Stock Options

     6.1 Grant of Options. Subject to the terms and provisions of the Plan, Options may be granted to Eligible Employees at any time and from time to time as shall be determined by the Committee.

          The Committee shall have discretion in determining the number of Shares subject to Options granted to each Participant.

     6.2 Award Agreement. Each Option grant shall be evidenced by an Award Agreement that shall specify the Option Price, the duration of the Option, the number of Shares to which the Option pertains, and such other provisions as the Committee shall determine. The Option Agreement also shall specify whether the Option is intended to be an ISO within the meaning of Section 422 of the Code, or a NQSO whose grant is intended not to fall under the provisions of Section 422 of the Code.

     6.3 Option Price. The Option Price for each grant of an Option under this Section 6.3 shall be at least equal to one hundred percent (100%) of the Fair Market Value of a Share on the date the Option is granted. The Committee shall not be permitted to reprice granted options.

     6.4 Duration of Options. Each Option shall expire at such time as the Committee shall determine at the time of grant; provided, however, that no Option shall be exercisable later than the tenth (10th) anniversary date of its grant.

     6.5 Exercise of Options. Options granted under the Plan shall be exercisable at such times and be subject to such restrictions and conditions as the Committee shall in each instance approve, which need not be the same for each grant or for each Participant. However, in no event may an Option granted under this Plan become exercisable prior to one (1) year following the date of its grant.

     6.6 Payment. Options shall be exercisable by the delivery of a written notice of exercise to the Company, setting forth the number of Shares with respect to which the Option is to be exercised, accompanied by full payment for the Shares.

     The Option Price upon exercise of any Option shall be payable to the Company in full either: (a) in cash or its equivalent, or (b) by tendering previously acquired Shares having an aggregate Fair Market Value at the time of exercise equal to the total Option Price (provided that the Shares which are tendered must have been held by the Participant for at least six (6) months prior to their tender to satisfy the Option Price), or (c) by a combination of (a) and (b).

     The Committee also may allow cashless exercise as permitted under Federal Reserve Board’s Regulation T, subject to applicable securities law restrictions, or by any other means which the Committee determines to be consistent with the Plan’s purpose and applicable law.

     As soon as practicable after receipt of a written notification of exercise and full payment, the Company shall deliver to the Participant, in the Participant’s name, Share certificates in an appropriate amount based upon the number of Shares purchased under the Option(s).

     6.7 Restrictions on Share Transferability. The Committee may impose such restrictions on any Shares acquired pursuant to the exercise of an Option under the Plan as it may deem advisable, including, without limitation, restrictions under applicable Federal securities law, under the requirements of any stock exchange or market upon which such Shares are then listed and/or traded, and under any blue sky or state securities laws applicable to such Shares.

     6.8 Termination of Employment. Each Option Award Agreement shall set forth the extent to which the Participant shall have the right to exercise the Option following termination of the Participant’s employment with the Company and its Subsidiaries. Such provisions shall be determined in the sole discretion of the Committee, shall be included in the Award Agreement entered into with Participants, need not be uniform among all Options issued pursuant to the Plan, and may reflect distinctions based on the reasons for termination of employment.

     6.9 Nontransferability of Options. No Option granted under the Plan may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution. Further, all Options granted to a Participant under the Plan shall be exercisable during his or her lifetime only by such Participant or his or her legal representative.

Article 7.

Stock Appreciation Rights

     7.1 Grant of SARs. Subject to the terms and conditions of the Plan, a SAR may be granted to an Eligible Employee at any time and from time to time as shall be determined by the Committee. The Committee may grant Freestanding SARs, Tandem SARs, or any combination of these forms of SARs.

     The Committee shall have complete discretion in determining the number of SARs granted to each Participant (subject to Article 4 herein) and, consistent with the provisions of the Plan, in determining the terms and conditions pertaining to such SARs.

     The grant price of a Freestanding SAR shall equal the Fair Market Value of a Share on the date of grant of the SAR. The grant price of Tandem SARs shall equal the Option Price of the related Option. In no event shall any SAR granted hereunder become exercisable prior to one (1) year after its grant.

     7.2 Exercise of Tandem SARs. Tandem SARs may be exercised for all or part of the Shares subject to the related Option upon the surrender of the right to exercise the equivalent portion of the relation Option. A Tandem SAR may be exercisable only with respect to the Shares for which its related Option is then exercisable.

     Notwithstanding any other provision of this Plan to the contrary, with respect to a Tandem SAR granted in connection with an ISO: (i) the Tandem SAR will expire no later than the expiration of the underlying ISO; (ii) the value of the payout with respect to the Tandem SAR may be for no more than one hundred percent (100%) of the difference between the Option Price of the underlying ISO and the Fair Market Value of the Shares subject to the underlying ISO at the time the Tandem SAR is exercised; and (iii) the Tandem SAR may be exercised only when the Fair Market Value of the Shares subject to the ISO exceeds the Option Price of the ISO.

     7.3 Exercise of Freestanding SARs. Freestanding SARs may be exercised upon whatever terms and conditions the Committee, in its sole discretion, imposes upon them.

     7.4 SAR Agreement. Each SAR grant shall be evidenced by an Award Agreement that shall specify the grant price, the term of the SAR, and such other provisions as the Committee shall determine.

     7.5 Term of SARs. The term of a SAR granted under the Plan shall be determined by the Committee, in its sole discretion; provided, however, that such term shall not exceed ten (10) years.

     7.6 Payment of SAR Amount. Upon exercise of a SAR, a Participant shall be entitled to receive payment from the Company in an amount determined by multiplying:

     (a) The difference between the Fair Market Value of a Share on the date of exercise over the grant price, by

     (b) The number of Shares with respect to which the SAR is exercised.

     At the discretion of the Committee, the payment upon SAR exercise may be in cash, in Shares of equivalent value, or in some combination thereof.

     7.7 Rule 16b-3 Requirements. Notwithstanding any other provision of the Plan, the Committee may impose such conditions on exercise of a SAR (including, without limitation, the right of the Committee to limit the time of exercise to specified periods) as may be required to satisfy the requirements of Section 16 (or any successor rule) of the Exchange Act.

     For example, if the Participant is an Insider, the ability of the Participant to exercise SARs for cash may be limited to Window Periods. However, if the Committee determines that the Participant is not an Insider, or if the securities laws change to permit greater freedom of exercise of SARs, then the Committee may permit exercise at any point in time, to the extent the SARs are otherwise exercisable under the Plan.

     7.8 Termination of Employment. Each SAR Award Agreement shall set forth the extent to which the Participant shall have the right to exercise the SAR following termination of the Participant’s employment with the Company and its Subsidiaries. Such provisions shall be determined in the sole discretion of the Committee, shall be included in the Award Agreement entered into with Participants, need not be uniform among all SARs issued pursuant to the Plan, and may reflect distinctions based on the reasons for termination of employment.

     7.9 Nontransferability of SARs. No SAR granted under the Plan may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution. Further, all SARs granted to a Participant under the Plan shall be exercisable during his or her lifetime only by such Participant or his or her legal representative.

Article 8.

Restricted Stock and Restricted Stock Units

     8.1 Grant of Restricted Stock and Restricted Stock Units. Subject to the terms and provisions of the Plan, the Committee, at any time and from time to time, may grant Shares of Restricted Stock or Restricted Stock Units to Eligible Employees in such amounts as the Committee shall determine, but, in addition to the limitations imposed under Article 4, Restricted Stock and Restricted Stock Unit grants are not to exceed in the aggregate over the life of the Plan thirty percent (30%) of all Shares available for grant under the Plan, nor to exceed in the aggregate over the life of the Plan for any single individual twenty-five percent (25%) of the Shares available for grant under the Plan.

     8.2 Restricted Stock and Restricted Stock Unit Agreements. Each Restricted Stock grant and each Restricted Stock Unit grant shall be evidenced by a Restricted Stock Agreement or a Restricted Stock Unit Agreement, respectively, that shall specify the Period of Restriction, or Periods, the number of Restricted Stock Shares or Restricted Stock Units, as applicable, granted, and such other provisions as the Committee shall determine.

     8.3 Transferability. Except as provided in this Article 8, the Shares of Restricted Stock and Restricted Stock Units granted herein may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated until the end of the applicable Period of Restriction established by the Committee and specified in the Restricted Stock Agreement or Restricted Stock Unit Agreement, as applicable, or upon earlier satisfaction of any other conditions, as specified by the Committee in its sole discretion and set forth in the Restricted Stock Agreement or Restricted Stock Unit Agreement. However, in no event may any Restricted Stock or Restricted Stock Units granted under the Plan become vested in a Participant prior to one year following the date of its grant.

     8.4 Other Restrictions. The Committee shall impose such other conditions and/or restrictions on any Shares of Restricted Stock or Restricted Stock Units granted pursuant to the Plan as it may deem advisable including, without limitation, a requirement that Participants pay a stipulated purchase price for each Share of Restricted Stock and each Restricted Stock Unit, restrictions based upon the achievement of Performance Goals set by the Committee, and/or restrictions under applicable Federal or state securities law; and may legend the certificates representing Restricted Stock to give appropriate notice of such restriction.

     8.5 Certificate Legend. In addition to any legends placed on certificates pursuant to Section 8.4 herein, each certificate representing Shares of Restricted Stock granted pursuant to the Plan may bear the following legend:

     “The sale or other transfer of the Shares of stock represented by this certificate, whether voluntary, involuntary, or by operation of law, is subject to certain restrictions on transfer as set forth in the NV Energy, Inc. 2004 Executive Long-Term Incentive Plan, and in a Restricted Stock Agreement. A copy of the Plan and such Restricted Stock Agreement may be obtained from NV Energy.”

     The Company shall have the right to retain the certificates representing Shares of Restricted Stock in the Company’s possession until such time as all conditions and/or restrictions applicable to such Shares have been satisfied.

     8.6 Removal of Restrictions. Except as otherwise provided in this Article 8, Shares of Restricted Stock covered by each Restricted Stock grant made under the Plan shall become freely transferable by the Participant upon the satisfaction or lapse of all restrictions and after the last day of the Period of Restriction. Once the Shares are released from the restrictions, the Participant shall be entitled to have the legend required by Section 8.5 removed from his or her Share certificate.

     8.7 Voting Rights. During the Period of Restriction, Participants holding Shares of Restricted Stock granted hereunder may exercise full voting rights with respect to those Shares. Participants holding Restricted Stock Units shall not have voting rights with respect to the Shares subject to those Restricted Stock Units prior to the payment of the Shares.

     8.8 Termination of Employment. Each Restricted Stock Award Agreement and Restricted Stock Unit Agreement shall set forth the extent to which the Participant shall have the right to receive unvested Shares of Restricted Stock or Restricted Stock Units, as applicable, following termination of the Participant’s employment with the Company and its Subsidiaries. Such provisions shall be determined in the sole discretion of the Committee, shall be included in the Award Agreement entered into with Participants, need not be uniform among all Shares of Restricted Stock and Restricted Stock Units issued pursuant to the Plan, or among Participants, and may reflect distinctions based on the reasons for termination of employment.

Article 9.

Performance Units and Performance Shares

     9.1 Grant of Performance Units/Shares. Subject to the terms of the Plan, Performance Units and  Performance Shares may be granted to Eligible Employees at any time and from time to time, as shall be determined by the Committee. Subject to the limitations imposed under Article 4 hereof, the Committee shall have complete discretion in determining the number of Performance Units and Performance Shares granted to each Participant.

     9.2 Value of Performance Units/Shares. Each Performance Unit shall have an initial value that is established by the Committee at the time of grant. Each Performance Share shall have an initial value equal to the Fair Market Value of a Share on the date of grant. The Committee shall set Performance Goals which, depending on the extent to which they are met, will determine the number and/or value of Performance Units/Shares that will be paid out to the Participants. The time period during which the Performance Goals must be met shall be called a “Performance Period.” Performance Periods shall be at least one (1) year in length, except in case where pre-established targets are satisfied, justifying an accelerated payment, but in no case less than six (6) months.

     9.3 Earning of Performance Units/Shares. After the applicable Performance Period has ended, the holder of Performance Units/Shares shall be entitled to receive payout on the number and value of Performance Units/Shares earned by the Participant over the Performance Period, to be determined as a function of the extent to which the corresponding Performance Goals have been achieved.

     9.4 Form and Timing of Payment of Performance Units/Shares. Except as otherwise provided in the Award Agreement or as otherwise provided in an applicable policy adopted by the Company, payment of earned Performance Units/Shares shall be made in a single lump sum, within seventy (70) calendar days following the close of the applicable Performance Period. The Committee, in its sole discretion, may settle earned Performance Units in the form of cash or in Shares (or in a combination thereof). For this purpose, except as otherwise provided in an Award Agreement, Performance Units settled in Shares shall be settled by delivery of the number of Shares equal to the number of earned Performance Units as determined at the close of the applicable Performance Period, and Performance Units settled in cash shall be settled by paying an amount of cash equal to the aggregate Fair Market Value of the Shares that would have otherwise been distributed on the date of payment had the Award been settled in Shares. Unless otherwise provided in an Award Agreement, the Committee may only settle earned Performance Shares by delivery of the number of Shares equal to the number of earned Performance Shares as determined at the close of the applicable Performance Period. Such Shares may be granted subject to any restrictions deemed appropriate by the Committee.

     9.5 Termination of Employment Due to Death, Disability, or Retirement. In the event the employment of a Participant is terminated by reason of death, Disability, or Retirement during a Performance Period, an Award Agreement may provide that the Participant shall receive a prorated payout of the Performance Units/Shares following the end of the applicable Performance Period if the applicable Performance Goals have been met. The prorated payout shall be determined by the Committee, in its sole discretion, and shall be based upon the length of time that the Participant held the Performance Units/Shares during the Performance Period, and shall further be adjusted based on the achievement of the pre-established Performance Goals. Except as otherwise provided in the Award Agreement or as provided in an applicable policy adopted by the Company, payment of such prorated payout of the Performance Unit/Shares shall be made in a single lump sum, within seventy (70) calendar days following the close of the applicable Performance Period.

     9.6 Termination of Employment for Other Reasons. Except as otherwise provided in the Award Agreement or as provided in an applicable policy adopted by the Company, in the event that a Participant’s employment terminates for any reason other than those reasons set forth in Section 9.5 herein, all Performance Units/Shares not previously paid or otherwise settled shall be forfeited by the Participant to the Company.

     9.7 Nontransferability. Performance Units/Shares may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution. A Participant’s rights under the Plan with respect to Performance Units/Shares shall be exercisable during the Participant’s lifetime only by the Participant or the Participant’s legal representative.

Article 9A.

Dividend Equivalent Rights

     9A.1 Dividend Equivalent Rights. A Dividend Equivalent Right may be granted hereunder to any grantee as a component of an award of Restricted Stock Units, Restricted Stock, Performance Units or Performance Shares. The terms and conditions of Dividend Equivalent Rights shall be specified in the Award Agreement. Dividend equivalents credited to the holder of a Dividend Equivalent Right shall be deemed to be reinvested in additional Shares, which may thereafter accrue additional equivalents. Any such reinvestment shall be at Fair Market Value on the date of reinvestment or such other price as may then apply under a dividend reinvestment plan sponsored by the Company, if any. Dividend Equivalent Rights may be settled in cash or Shares or a combination thereof, in a single installment or installments. A Dividend Equivalent Right granted as a component of an award of Restricted Stock Units, Restricted Stock, Performance Units or Performance Shares shall provide that such Dividend Equivalent Right shall be settled upon settlement or payment of, or lapse of restrictions on, such other Award, and such Dividend Equivalent Right shall expire or be forfeited or annulled under the same conditions as such other Award.

     9A.2 Termination. Except as may otherwise be provided by the Committee either in the Award Agreement or, subject to Article 14 below, in writing after the Award is issued, a grantee’s rights in all Dividend Equivalent Rights granted as a component of an award of Restricted Stock Units, Restricted Stock, Performance Units or Performance Shares that has not vested shall automatically terminate upon the grantee’s termination of employment (or cessation of service relationship) with the Company and its Subsidiaries for any reason.

Article 10.

Other Equity-Based Cash Awards

     The Committee shall have the right to grant the payment of cash based on Performance Goals established by the Committee, and the payment of Shares in lieu of cash under other Company incentive programs (to the extent permitted by such programs). Any payment of cash based on Performance Goals established by the Committee shall be paid on the earlier of within seventy (70) calendar days following the time the legally binding right to payment arises or the time such right ceases to be subject to a substantial risk of forfeiture. Any payment of Shares in lieu of cash under other Company incentive programs shall be paid according to the time period provided pursuant to such other Company incentive program.

Article 11.

Beneficiary Designation

     Each Participant under the Plan may, from time to time, name any beneficiary or beneficiaries (who may be named contingently or successively) to whom any benefit under the Plan is to be paid in case of his or her death before he or she receives any or all of such benefit. Each such designation shall revoke all prior designations by the same Participant, shall be in a form prescribed by the Company, and will be effective only when filed by the

Participant in writing with the Company during the Participant’s lifetime. In the absence of any such designation, benefits remaining unpaid at the Participant’s death shall be paid to the Participant’s estate.

     The spouse of a married Participant domiciled in a community property jurisdiction shall join in any designation of beneficiary or beneficiaries other than the spouse.

Article 12.

Deferrals

     Except as otherwise provided in the Award Agreement, Participant may not defer the receipt of the payment of cash or the delivery of Shares due to such Participant by virtue of (1) the exercise of an Option or SAR, (2) the lapse or waiver of restrictions with respect to Restricted Stock, or (3) the satisfaction of any requirements or goals with respect to Performance Units/Shares or Restricted Stock Units.

Article 13.

Rights of Employees

     13.1 Employment. Nothing in the Plan shall interfere with or limit in any way the right of the Company to terminate any Participant’s employment at any time, for any reason or no reason in the Company’s sole discretion, nor confer upon any Participant any right to continue in the employ of the Company.

     For purposes of the Plan, transfer of employment of a Participant between the Company and any one of its Subsidiaries (or between Subsidiaries) shall not be deemed a termination of employment.

     13.2 Participation. No Employee shall have the right to be selected to receive an Award under this Plan, or, having been so selected, to be selected to receive a future Award.

Article 14.

Amendment, Modification, and Termination

     14.1 Amendment, Modification, and Termination. The Board may at any time and from time to time alter, amend, suspend, or terminate the Plan in whole or in part; provided that no amendment which requires shareholder approval in order for the Plan to continue to comply with Rule 16b-3 under the Exchange Act, including any successor rule, or changes the eligibility requirement for participation hereunder shall be effective unless such amendment shall be approved by the requisite vote of shareholders of the Company entitled to vote thereon; and further provided that the Board may not make effective any amendment increasing the number of shares authorized under the Plan (except for merger and recapitalizations) or make effective any other amendment which would require shareholder approval under NYSE listing standards or SEC rules without obtaining shareholder approval.

     14.2 Awards Previously Granted.

     (a) The Committee may amend any outstanding Award if the Committee determines, in its sole and absolute discretion, such amendment to be necessary or appropriate to conform the Award to, or otherwise satisfy legal requirements (including without limitation the provisions of Code Sections 162(m) or 409A or the regulations or rulings promulgated thereunder), which amendment may be made prospectively or retroactively without the approval or consent of the Participant. Additionally, the Committee may, without the approval or consent of the Participant make adjustments in the terms and conditions of an Award in recognition of unusual or nonrecurring events affecting the Company or the financial statements of the Company in order to prevent the dilution or enlargement of the benefits intended to be made available pursuant to the Award and the Plan to the extent, in the case of Awards intended to be qualified performance-based compensation under Section 162(m) of Code, that such adjustment would be consistent with the requirements of Section 162(m).

     (b) Any other termination, amendment, or modification of the Plan or an Award not expressly contemplated in Section 4.4 or in Sections 14.1 or 14.2(a) above, shall not adversely affect in any material way any Award previously granted under the Plan, without the written consent of the applicable Participant.

Article 15.

Withholding

     15.1 Tax Withholding. The Company shall have the power and the right to deduct or withhold, or require a Participant to remit to the Company, an amount sufficient to satisfy Federal, state, and local taxes (including the Participant’s FICA obligation) required by law to be withheld with respect to any taxable event arising out of or as a result of this Plan.

     15.2 Share Withholding. With respect to withholding required upon the exercise of Options or SARs, upon the lapse of restrictions on Restricted Stock, or upon any other taxable event arising out of or as a result of Awards granted hereunder, Participants may elect, subject to the approval of the Committee, to satisfy the withholding requirement, in whole or in part, by having the Company withhold Shares having a Fair Market Value on the date the tax is to be determined equal to the minimum statutory total tax which could be imposed on the transaction. All elections shall be irrevocable, made in writing, signed by the Participant, and elections by Insiders shall additionally comply with the applicable requirement set forth in (a) or (b) of this Section 15.2.

     (a) Awards Having Exercise Timing Within Participant’s Discretion:

          The Insider must either:

     (i) Deliver written notice of the stock withholding election to the Committee at least six (6) months prior to the date specified by the Insider on which the exercise of the Award is to occur; or

     (ii) Make the stock withholding election in connection with an exercise of an Award which occurs during a Window Period.

(b) Awards Having a Fixed Exercise/Payout Schedule Which is Outside Insider’s Control:

     (i) Deliver written notice of the stock withholding election to the Committee at least six (6) months prior to the date on which the taxable event (e.g., exercise or payout) relating to the Award is scheduled to occur; or

     (ii) Make the stock withholding election during a Window Period which occurs prior to the scheduled taxable event relating to the Award (for this purpose, an election may be made prior to such a Window Period, provided that is becomes effective during a Window Period occurring prior to the applicable taxable event).

Article 16.

Indemnification

     Each person who is or shall have been a member of the Committee, or of the Board, shall be indemnified and held harmless by the Company against and from any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by him or her in connection with or resulting from any claim, action, suit, or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action taken or failure to act under the Plan and against and from any and all amounts paid by him or her in settlement thereof, with the Company’s approval, or paid by him or her in satisfaction of any judgment in any such action, suit, or proceeding against him or her, provided he or she shall give the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company’s Articles of Incorporation or Bylaws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.

Article 17.

Successors

     All obligations of the Company under the Plan, with respect to Awards granted hereunder, shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or otherwise, of all or substantially all of the business and/or assets of the Company.

Article 18.

Legal Construction

     18.1 Gender and Number. Except where otherwise indicated by the context, any masculine term used herein also shall include the feminine; the plural shall include the singular and the singular shall include the plural.

     18.2 Severability. In the event any provision of the Plan shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of the Plan, and the Plan shall be construed and enforced as if the illegal or invalid provision had not been included.

     18.3 Requirements of Law. The granting of Awards and the issuance of Shares under the Plan shall be subject to all applicable laws, rules, and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required.

     Notwithstanding any other provision set forth in the Plan, if required by the then-current Section 16 of the Exchange Act, any “derivative security” or “equity security” offered pursuant to the Plan to any Insider may not be sold or transferred within the minimum time limits specified or required in such rule. The terms “equity security” and “derivative security” shall have the meanings ascribed to them in the then-current Rule 16(a) under the Exchange Act.

     18.4 Securities Law Compliance. With respect to Insiders, transactions under this Plan are intended to comply with all applicable conditions of the Federal securities laws. To the extent any provision of the Plan or action by the Committee fails to so comply, it shall be deemed null and void, to the extent permitted by law and deemed advisable by the Committee.

     18.5 Governing Law. To the extent not preempted by Federal law, the Plan, and all agreements hereunder, shall be construed in accordance with and governed by the laws of the State of Nevada.

     18.6 Section 409A Compliance. It is the intention of the Company that this Plan and each Award made thereunder comply with and be interpreted in accordance with Section 409A of the Internal Revenue Code of 1986, as amended and the United States Department of Treasury regulations and other guidance issued thereunder, including any applicable exemptions thereunder (collectively, “Section 409A”), and in accordance with the provisions regarding Section 409A set forth in any Company policy regarding a change of control.

EXHIBIT B

PROPOSED AMENDMENT TO ARTICLE VI (BOARD OF DIRECTORS)
OF RESTATED ARTICLES OF INCORPORATION
AS DESCRIBED IN PROPOSAL NUMBER FIVE

     That Article VI of the Restated Articles of Incorporation of the Corporation be amended by deleting the last paragraph thereof and substituting therefor the following language:

     Notwithstanding any other provisions of these Articles of Incorporation or the By-Laws of the Corporation (and notwithstanding the fact that a lesser percentage may be specified by law, these Articles of Incorporation or the By-Laws of the Corporation), the affirmative vote of the holders of a majority of the Common Stock of the Corporation then issued, outstanding and entitled to vote shall be required to amend or repeal, or adopt any provisions inconsistent with, this Article VI.

EXHIBIT C

PROPOSED AMENDMENT TO ARTICLE VIII (FAIR PRICE PROVISIONS)
OF RESTATED ARTICLES OF INCORPORATION
AS DESCRIBED IN PROPOSAL NUMBER SIX

     That Article VIII of the Restated Articles of Incorporation of the Corporation be amended by deleting Section 1(A) thereof and substituting therefor the following language:

(A)	In addition to any affirmative vote required by law or these Articles of Incorporation, and except as otherwise expressly provided in paragraph 2 of this Article VIII:

       (i) any merger or consolidation of the Corporation or any Subsidiary (as hereinafter defined) with (a) any Interested Stockholder (as hereinafter defined) or (b) any other corporation (whether or not itself an Interested Stockholder) which is, or after such merger or consolidation would be, an Affiliate (as hereinafter defined) of an Interested Stockholder; or
     (ii) any sale, lease, exchange, mortgage, pledge, transfer or other disposition (in one transaction or a series of transactions) to or with any Interested Stockholder of any assets of the Corporation or any Subsidiary having an aggregate Fair Market Value (as hereinafter defined) of $1,000,000 or more; or
     (iii) the issuance or transfer by the Corporation or any Subsidiary (in one transaction or a series of transactions) of any securities of the Corporation or any Subsidiary to any Interested Stockholder or any Affiliate of any Interested Stockholder in exchange for cash, securities or other property (or a combination thereof) having any aggregate Fair Market Value of $1,000,000 or more; or
     (iv) the adoption of any plan or proposal for the liquidation or dissolution of the Corporation proposed by or on behalf of an Interested Stockholder or any Affiliate of any Interested Stockholder; or
     (v) any reclassification of securities (including any reverse stock split), or recapitalization of the Corporation, or any merger or consolidation of the Corporation with any of its Subsidiaries or any other transaction (whether or not with or into or otherwise involving an Interested Stockholder) which has the effect, directly or indirectly, of increasing the proportionate share of the outstanding shares of any class of equity or convertible securities of the Corporation of any Subsidiary which is directly or indirectly owned by any Interested Stockholder or any Affiliate of any Interested Stockholder;

             shall require the affirmative vote of the holders of a majority of the shares of common stock of the Corporation voted with respect to such matter. Such affirmative vote shall be required notwithstanding the fact that no vote may be required, or that a lesser percentage may be specified, by law or in any agreement with any national securities exchange or otherwise.

     That Article VIII of the Restated Articles of Incorporation of the Corporation be further amended by deleting Section 5 thereof and substituting therefor the following language:

       Section 5:

               Notwithstanding any other provisions of these Articles of Incorporation or the By-Laws of the Corporation (and notwithstanding the fact that a lesser percentage may be specified by law, these Articles of Incorporation or the By-Laws of the Corporation), the affirmative vote of the holders of a majority of the then outstanding shares of common stock of the Corporation shall be required to amend or repeal, or adopt any provisions inconsistent with this Article VIII.

NVEnergy

2011 Annual Shareholders' Meeting

Beltway Complex

7155 Lindell Road • Las Vegas, NV 89118

215
95
15
Ann Rd.
Painted Desert Golf Course
Los Prados Golf Club
Jones Blvd
Las Vegas Speedway
Nellis A
Craig Rd.
Alexander Rd.
Durango Dr.
Decatur Blvd
Allen Ln
Simmons St.
Martin L King Blvd
Cheyenne Ave.
Rampart Blvd
Buffalo Dr.
North Las Vegas Airport
Sun City Blvd
Hills Center Dr
Carey Ave.
Lake Mead Blvd
147
Summerlin Pkwy
Vegas Dr.
Old Las Vegas Mormon State Historic Park
Owens Ave
Washington Ave
Pecos Rd.
Lamb Blvd
Hollywood Blvd
Angel Park Golf Club
Bonanza Rd.
Red Rock Station Hotel & Casino
Meadows Mall
Eastern Ave.
Stewart Ave.
Alta Dr.
Badlands Golf Club
Las Vegas Blvd.
Fremont St.
Charleston Blvd.
159
Royal Links Golf Club
Canyon Gates Country Club
St. Louis Ave.
Sahara Ave.
Las Vegas Country Club
Nellis Blvd.
Desert Inn Rd.
Winchester
Boulevard Mall
Stallion Mountain Country Club
S. Rainbow Blvd.
S. Jones Blvd.
S. Decatur Blvd.
Desert Inn Golf Club
Flamingo Rd.
582
Boulder Hwy.
UNLV
Paradise Rd.
Tropicana Ave.
N
W
E
S
Sam Boyd Football Stadium
Spanish Trail Country Club
Russell Rd.
McCarran International Airport
Callaway Golf Center
Green Valley Pkwy
Galleria Mall
Sunset Rd.
Warm Springs Rd.
Belz World Factory Mall
Robindale Rd.
Valle Verde Dr.
Stephanie St.
Gibson Rd.
Windmill Pkwy
SilverStone Golf Club
Wigwam Pkwy
160
Horizon Ridge Pkwy
Van Wa
Badura Ave.
Lindell Rd.
S. Jones Blvd.
Entrance
Warm Springs Rd.

VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the annual meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE STOCKHOLDER
COMMUNICATIONS
If you would like to reduce the costs incurred by NV Energy, Inc. in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access stockholder communications electronically in future years.
VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the annual meeting date. Have your proxy card in hand when you call and then follow the instructions.
VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to NV Energy, Inc., c/o Broadridge Financial, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:	KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.
Vote on Directors NV Energy, Inc.

1.	TO ELECT THE MEMBERS OF THE BOARD OF
DIRECTORS.

For nominees listed below (except as written to the
contrary to the right)

	01)	Joseph B. Anderson, Jr.
	02)	Glenn C. Christenson
	03)	Brian J. Kennedy
	04)	John F. O’Reilly
	05)	Philip G. Satre
	06)	Michael W. Yackira

For All	Withhold All	For All Except	To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below.

☐	☐	☐	___________________________________

Vote on Proposals NV Energy Inc.		For	Against		Abstain

2.	To approve, on an advisory basis, the compensation of the Company’s Named Executive Officers, as described in the Compensation Discussion and Analysis and the compensation tables	☐	☐		☐
		1 Year	2 Yrs.	3 Yrs.	Abstain
3.	To determine, on an advisory basis, that the frequency with which the Company’s stockholders shall have an advisory vote on the compensation of the Company’s Named Executive Officers	☐	☐	☐	☐
		For	Against		Abstain
4.	To approve certain amendments to and material terms of performance goals of the Company’s Amended and Restated Executive Long-Term Incentive Plan	☐	☐		☐
5.	To approve an amendment to the Company’s Articles of Incorporation to reduce super-majority vote required to amend Article on Director elections and removals	☐	☐		☐
6.	To approve an amendment to the Company’s Articles of Incorporation to reduce super-majority votes in “fair price” provision	☐	☐		☐
7.	To ratify the selection of the Company’s independent registered public accounting firm	☐	☐		☐
8.	To consider a stockholder proposal relating to majority voting for Directors to be included in the By-Laws	☐	☐		☐
9.	To consider a stockholder proposal to amend the By-Laws to allow 15% of stockholders to call a special meeting	☐	☐		☐
10.	To consider a stockholder proposal to adopt a policy requiring executive to hold equity compensation through termination of employment	☐	☐		☐
11.	With discretionary authority to vote upon such other business as may properly come before the meeting

THE BOARD OF DIRECTORS RECOMMENDS VOTING FOR ALL NOMINEES IN PROPOSAL NO. 1, FOR PROPOSAL NOS. 2 AND 4 THROUGH 7, FOR 1 YEAR IN PROPOSAL NO. 3, AND AGAINST PROPOSALS NO. 8 THROUGH 10.

For address changes and/or comments, please check this box and write them on the back where indicated.	☐

Please sign below exactly as your name appears on this card including the title “Executor,” “Trustee,” etc., if the same is indicated. When stock is held by a corporation, this proxy should be executed by an authorized officer thereof.

Signature (PLEASE SIGN WITHIN BOX)	Date	Signature (Joint Owners)	Date

Your vote is important. Please vote immediately.

You may also vote the shares over the Internet or by telephone. Your Internet or telephone vote authorizes the named proxies to vote the shares in the same manner as if you marked, signed, dated and returned your proxy card. If you vote the shares over the Internet or by telephone, please do not mail your proxy card.
This proxy is solicited on behalf of the Board of Directors.

ANNUAL MEETING OF STOCKHOLDERS—MAY 3, 2011

The undersigned, revoking all prior proxies, hereby appoints Paul J. Kaleta and Dilek L. Samil, or either of them, each with full power of substitution, proxies to vote all shares of Common Stock of NV Energy, Inc. that the undersigned may be entitled to vote at the Annual Meeting of Stockholders to be held on Tuesday, May 3, 2010, at NV Energy’s Southern Operations Center (Beltway Complex), located at 7155 Lindell Rd., Las Vegas, NV 89118. at 8:00 a.m., Pacific Time, and at any and all adjournments thereof:

THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED BY THE STOCKHOLDER. IF NO DIRECTION IS GIVEN WHEN THE DULY EXECUTED PROXY IS RETURNED, SUCH SHARES WILL BE VOTED “FOR” ALL NOMINEES IN PROPOSAL 1, “FOR” PROPOSALS 2 AND 4 THROUGH 7, IN FAVOR OF “1 YEAR” IN PROPOSAL 3, AND “AGAINST” PROPOSALS 8 THROUGH 10.

Please mark, sign, date, and return the Proxy using the enclosed envelope.

Address Changes/Comments:

(If you noted any Address Changes/Comments above, please mark corresponding box on the reverse side.)